                                                  Filed Pursuant to Rule 485(b)

 As filed with the Securities and Exchange Commission on July 31, 2003.


                       Registration No. 33-19229; 811-5430
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (  X  )
                                                         -----

               Pre-Effective Amendment No.  _____       (_____)


               Post-Effective Amendment No.  76         (  X  )
                                            -----        -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (  X  )
                                                                 -----


               Amendment No.  74                        (  X  )
                                                         -----

                        (Check appropriate box or boxes)

                                   SSgA FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                  909 A Street
                            Tacoma, Washington 98402
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (253) 627-7001


Name and Address of                                    Copies to:
-------------------                                    ---------
Agent for Service:
-----------------
Karl J. Ege                                            Philip H. Newman, Esq.
Secretary and General Counsel                          Goodwin Procter LLP
Frank Russell Investment Management Company            Exchange Place
909 A Street                                           Boston, Massachusetts 02109
Tacoma, Washington 98402

            Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485:

     ( X ) immediately upon filing pursuant to paragraph (b)
     (   ) on ___________ pursuant to paragraph (b)
     (   ) 60 days after filing pursuant to paragraph (a)
     (   ) on (date) pursuant to paragraph (a)(1)
     (   ) 75 days after filing pursuant to paragraph (a)(2)
     (   ) on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:

     (   ) This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   SSgA FUNDS

                         Form N-1A Cross Reference Sheet

            PART A ITEM NUMBER AND CAPTION                    PROSPECTUS CAPTION
1.       Front and Back Cover Pages                       Front and Back Cover Pages

2.       Risk/Return Summary:  Investments, Risks and     Investment Objectives and Principal Investment
         Performance                                      Strategies; Additional Information about the
                                                          Fund's Objectives Investment Strategies
                                                          and Risks; Principal Risks; Risk and Return

3.       Risk/Return Summary:  Fee Table                  Fees and Expenses of the Fund

4.       Investment Objectives, Principal Strategies,     Investment Objectives and Principal Investment Strategies;
         and Related Risks                                Principal Risks;
         (a)                                              Investment Objective

         (b)                                              Investment Objectives and Principal Investment Strategies;
                                                          Portfolio Turnover; Additional Information about the Fund's Objectives,
                                                          Investment Strategies and Risks

         (c)                                              Principal Risks

5.       Management's Discussion of Fund Performance      Annual Reports to Shareholders

6.       Management, Organization and Capital Structure   Management of the Fund
         (a)(1), (2)                                      Investment Advisor

         (a)(3)                                           Not Applicable

         (b)                                              Not Applicable

7.       Shareholder Information

         (a)                                              Pricing of Fund Shares

         (b)                                              Purchase of Fund Shares

         (c)                                              Redemption of Fund Shares

         (d)                                              Dividends and Distributions

         (e)                                              Taxes

         (f)                                              Not Applicable

8.       Distribution Arrangements

         (a)                                              Fees and Expenses of the Fund

         (b)                                              Fees and Expenses of the Fund

         (c)                                              Not Applicable

9.       Financial Highlights Information                 Financial Highlights

             PART B ITEM NUMBER AND CAPTION                STATEMENT OF ADDITIONAL INFORMATION CAPTION
10.      Cover Page and Table of Contents                 Cover Page and Table of Contents

11.      Fund History                                     Fund History

12.      Description of the Fund and Its Investments      Description of the Fund and its Investment Risks
         and Risks
         (a)                                              Description of the Fund and its Investment Risks

         (b)                                              Investment Strategies; Investment Risks

         (c)                                              Investment Restrictions

         (d)                                              Temporary Defensive Position

         (e)                                              Portfolio Turnover

13.      Management of the Fund

         (a)                                              Board of Trustees and Officers

         (b)                                              Board of Trustees and Officers;
                                                          Equity Securities Beneficially Owned by Trustees

         (c)                                              Compensation

         (d)                                              Not applicable

         (e)                                              Code of Ethics

14.      Control Persons and Principal Holders of         Controlling and Principal Shareholders
         Securities
         (a), (b), (c)                                    Controlling and Principal Shareholders

15.      Investment Advisory and Other Services           Investment Advisory and Other  Services

         (a)                                              Advisor

         (b)                                              Distributor

         (c), (d)                                         Distribution and Shareholder Servicing Arrangements

         (e)                                              Not Applicable

         (f)                                              Not Applicable

         (g)                                              Distribution Plan and Shareholder Servicing
                                                          Arrangements--Distribution Plan

         (h)                                              Administrator; Transfer Agent and Custodian;
                                                          Independent Public Accountants; Legal Counsel

16.      Brokerage Allocation and Other Policies          Brokerage Practices and Commissions
         (a), (b), (c)                                    Brokerage Practices and Commissions
         (d)                                              Not Applicable

         (e)                                              Brokerage Practices and Commissions

17       Capital Stock and Other Securities               Capitalization and Voting
         (a)                                              Capitalization and Voting

         (b)                                              Not Applicable

18.      Purchase, Redemption and Pricing of Shares
         (a)                                              Pricing of Fund Shares

         (b)                                              Not Applicable

         (c)                                              Pricing of Fund Shares

         (d)                                              Pricing of Fund Shares

19       Taxation of the Fund                             Taxes

20.      Underwriters
         (a)                                              Distributor

         (b), (c)                                         Not Applicable

21.      Calculation of Performance Data                  Calculation of Performance Data

22.      Financial Statements                             Financial Statements


Part C

        Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                          State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com


                                 CLASS R SHARES

                    BOND MARKET                     INTERNATIONAL STOCK
                                                         SELECTION

                CORE OPPORTUNITIES                 LIFE SOLUTIONS INCOME
                                                        AND GROWTH

                    SMALL CAP                          LIFE SOLUTIONS
                                                           BALANCED

                AGGRESSIVE EQUITY                        LIFE SOLUTIONS
                                                            GROWTH

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Class R Shares of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor, and will be referred to in this prospectus as a "Financial Intermediary". This prospectus should be read together with any materials provided by the Financial Intermediary.


                       PROSPECTUS DATED JULY 31, 2003

                                TABLE OF CONTENTS

INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                                        3

   INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES                                     3
   PRINCIPAL RISKS                                                                               6
   RISK AND RETURN                                                                              11

FEES AND EXPENSES OF THE FUNDS                                                                  21

MANAGEMENT OF THE FUNDS                                                                         23

   PORTFOLIO MANAGEMENT                                                                         25

ADDITIONAL INFORMATION ABOUT THE FUNDS' OBJECTIVES, INVESTMENT STRATEGIES AND RISKS             25

   TEMPORARY DEFENSIVE POSITION                                                                 32

SHAREHOLDER INFORMATION                                                                         33

   PURCHASE AND REDEMPTION OF SHARES                                                            33
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS                                 34
   PRICING OF FUND SHARES                                                                       34
   DIVIDENDS AND DISTRIBUTIONS                                                                  35
   TAXES                                                                                        35

FINANCIAL HIGHLIGHTS                                                                            37

   BOND MARKET FUND                                                                             37
   CORE OPPORTUNITIES FUND                                                                      38
   SMALL CAP FUND                                                                               39
   AGGRESSIVE EQUITY FUND                                                                       40
   INTERNATIONAL STOCK SELECTION FUND                                                           41
   LIFE SOLUTIONS INCOME AND GROWTH FUND                                                        42
   LIFE SOLUTIONS BALANCED FUND                                                                 43
   LIFE SOLUTIONS GROWTH FUND                                                                   44

ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS                                                     45

                    INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Through this prospectus, the SSgA Funds (the Investment Company) offers Class R Shares of the following separate funds (collectively, the Funds). All of the Funds are considered diversified as defined in the Investment Company Act of 1940, as amended (the 1940 Act):

-    SSgA Bond Market Fund (Bond Market Fund)

-    SSgA Core Opportunities Fund (Core Opportunities Fund)

-    SSgA Small Cap Fund (Small Cap Fund)

-    SSgA Aggressive Equity Fund (Aggressive Equity Fund)

-    SSgA International Stock Selection Fund (International Stock Selection
     Fund)

-    SSgA Life Solutions Income and Growth Fund (Income and Growth Fund)

-    SSgA Life Solutions Balanced Fund (Balanced Fund)

-    SSgA Life Solutions Growth Fund (Growth Fund)

As indicated below, some funds have a fundamental investment objective which may be changed only with the approval of a majority of the fund's shareholders as defined by the 1940 Act. Other funds have a nonfundamental investment objective which may be changed by the Board of Trustees of the Investment Company (Board of Trustees or board) without shareholder approval. SSgA Funds Management, Inc. (the Advisor), serves as the Funds' investment advisor. The principal risks associated with investing in each fund are explained in the Principal Risks section.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures and options; interest rate swaps, default/credit swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The fund seeks to match the LBAB Index's duration at all times while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

The Bond Market Fund is subject to the following risks, as described under "Principal Risks:" Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, market, mortgage-backed rolls, mortgage-backed securities, non-investment grade securities, portfolio turnover, prepayment and sector.

CORE OPPORTUNITIES FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund will invest primarily in large and medium capitalization equity securities with limited exposure to small capitalization stocks. The investment approach is long-term and focused on individual company selection. The investment team ranks companies by using focused, global fundamental research, and a longer term investment horizon of three to five years. The investment team seeks to identify companies with management expertise and execution, sources of competitive advantage, top-line revenue and bottom-line earnings drivers, capitalization structures and valuation metrics. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The fund typically holds 50 to 65 stocks. The fund is diversified across economic sectors of the S&P 500(R) Index and maintains similar characteristics of the S&P 500 Index.

The Core Opportunities Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, fundamental strategy, government securities, IPO holding, large capitalization securities, market, sector and small capitalization securities.

SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities. Under normal market conditions, at least 80% of total assets will be invested in securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with a market capitalization generally ranging in value from approximately $1.3 billion to $128 million. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

The Small Cap Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, IPO holding, IPO trading, liquidity, market, portfolio turnover, quantitative strategy, real estate securities, sector and small capitalization securities.

AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The investable universe is constructed using the Russell 3000(R) Index, which is a combination of the larger-capitalization Russell 1000(R) Index and the smaller-capitalization Russell 2000(R) Index. Securities in the Russell 3000 Index include those companies with a market capitalization range of approximately $309 billion to $128 million. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. Please see "Principal Risks--Portfolio Turnover Risk."

The Aggressive Equity Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, IPO holding, IPO trading, large capitalization securities, liquidity, market, portfolio turnover, quantitative strategy, real estate securities, sector and small capitalization securities.

INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the 80% investment policy.

The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI(R) EAFE(R) Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.

The International Stock Selection Fund is subject to the following risks, as described under "Principal Risks:" Derivatives, foreign currency, IPO holding, international securities, large capitalization securities, liquidity, market, non-investment grade securities, quantitative strategy and small capitalization securities.

LIFE SOLUTIONS FUNDS. The Life Solutions Funds attempt to meet their objectives by investing substantially all of their investable assets in shares of various combinations of the Investment Company's portfolios (the Underlying Funds) described in this prospectus or in the prospectus dated December 27, 2002 for the portfolios of the Investment Company not described in this prospectus. These combinations offer varying degrees of potential risk and reward. The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investors. Each Life Solutions Fund's investment objective is nonfundamental:

LIFE SOLUTIONS INCOME AND GROWTH FUND seeks income and, secondarily, long-term growth of capital.

LIFE SOLUTIONS BALANCED FUND seeks a balance of growth of capital and income.

LIFE SOLUTIONS GROWTH FUND seeks long-term growth of capital.

The Life Solutions Funds are designed as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:

     LIFE SOLUTIONS FUND              CAPITAL APPRECIATION       INCOME               VOLATILITY
     ---------------------------------------------------------------------------------------------
     Income and Growth                Low                        High                 Low

     Balanced                         Medium                     Medium               Medium

     Growth                           High                       Low                  High

Through investment in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations among classes of equity, international equity, fixed-income and short-term asset funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. It also shows the weightings of each Underlying Fund as of March 31, 2003. Generally, re-allocation occurs on a monthly basis or more frequently at the Advisor's discretion. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.

                                                      INCOME AND
    ASSET CLASS/UNDERLYING FUND                       GROWTH           BALANCED      GROWTH
    ---------------------------------------------------------------------------------------------
    Range of Total Equities                              20-60%           40-80%       60-100%

                                                          WEIGHTINGS IN EACH UNDERLYING FUND
                                                                AS OF MARCH 31, 2003 (%)
    ---------------------------------------------------------------------------------------------
       US EQUITIES                                       20-60%           40-80%       60-100%

         S&P 500 Index Fund                                8.7             11.7          14.5

         Disciplined Equity Fund                            --               --            --

         Small Cap Fund                                    2.0              2.2           2.4

         Aggressive Equity Fund                           28.4             39.9          52.1

         Core Opportunities Fund                            --               --            --

         Special Equity Fund                                --               --            --

         IAM SHARES Fund                                    --               --            --

         Tuckerman Active REIT Fund                         --               --            --

       INTERNATIONAL EQUITIES(1)                          0-15%            0-20%         0-25%

         International Stock Selection Fund                8.7             14.0          18.9

         Emerging Markets Fund                             0.5              0.5           0.5

         International Growth                               --               --            --
           Opportunities Fund

         MSCI EAFE Index Fund                               --               --            --

    Range of Bonds                                       40-80%           20-60%         0-40%

         Bond Market Fund                                 44.4             26.5           7.5

         High Yield Bond Fund                              7.2              5.1           4.0

         Intermediate Fund                                  --               --            --

         Yield Plus Fund                                    --               --            --

    Range of Short-Term Assets                            0-20%            0-20%         0-20%

         Money Market Fund                                 0.1              0.1           0.1

         US Government Money Market Fund                    --               --            --

----------
(1) International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees and may be changed at any time by the board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the portfolio manager will rebalance each Life Solution Fund's holdings at least quarterly, or more frequently as the portfolio manager determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the portfolio manager will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the fund management team will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.

AFFILIATED PERSONS. The Advisor and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. The trustees believe they have structured the Life Solutions Funds to avoid these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

INVESTMENTS IN THE UNDERLYING FUNDS. The Life Solutions Funds invest primarily in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds, and is subject to the risks of the investments of the Underlying Funds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved.

PRINCIPAL RISKS

Investment in the SSgA Funds, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in a fund. There can be no assurance that a fund will achieve its objective. An investment in the SSgA Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Each of the Funds has risks associated with it. The following matrix identifies the principal risks for all of the Funds. For each fund, the principal risks associated with an investment in the fund have been identified by an "X" under the fund's name next to the principal risk. Following the matrix is an alphabetized description of each risk listed in the matrix, as well as unique risks not appearing in the matrix that are applicable to certain funds. Information about the specific instruments or investment techniques referred to in this section is contained in the section called "Additional Information about the Funds' Objectives, Investment Strategies and Risks."

                                                                          AGGRESSIVE      INTERNATIONAL STOCK
                          BOND MARKET  CORE OPPORTUNITIES   SMALL CAP     EQUITY          SELECTION
----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES        X

CALL                           X

CREDIT/DEFAULT                 X

DERIVATIVES                    X                X                X             X                    X

DOLLAR-DENOMINATED             X
INSTRUMENTS OF FOREIGN
BANKS AND CORPORATIONS

EXTENSION                      X

FOREIGN CURRENCY                                                                                    X

FUNDAMENTAL STRATEGY                            X

GOVERNMENT SECURITIES          X                X

INCOME                         X

INTEREST RATE                  X

IPO HOLDING                                     X                X             X                    X

IPO TRADING                                                      X             X

INTERNATIONAL SECURITIES                                                                            X

LARGE CAPITALIZATION                            X                              X                    X
SECURITIES

LIQUIDITY                                                        X             X                    X

MARKET                         X                X                X             X                    X

                                                                          AGGRESSIVE      INTERNATIONAL STOCK
                          BOND MARKET  CORE OPPORTUNITIES   SMALL CAP       EQUITY             SELECTION
----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED ROLLS          X

MORTGAGE-BACKED                X
SECURITIES

NON-INVESTMENT GRADE           X                                                                    X
SECURITIES

PORTFOLIO TURNOVER             X                                 X             X

PREPAYMENT                     X

QUANTITATIVE STRATEGY                                            X             X                    X

REAL ESTATE SECURITIES                                           X             X

SECTOR                         X                X                X             X

SMALL CAPITALIZATION                            X                X             X                    X
SECURITIES

ASSET-BACKED SECURITIES RISK. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables and leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk.

CALL RISK. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and the potential for taxable capital gains.

CREDIT/DEFAULT RISK. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by a fund may default on its obligation to pay interest and repay principal. There is also a risk that one or more of the securities will be downgraded in credit rating; generally, lower rated bonds have higher credit risks. Credit/default risk includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. Credit risk, which has the potential to hurt the fund's performance, should be low for funds with a policy of purchasing mostly high quality bonds.

DERIVATIVES RISK. There are certain investment risks in using derivatives, such as futures contracts, options on futures, swaps and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Derivatives are sometimes used to hedge the risks associated with holding other instruments, or as a substitute for such instruments. Price movements of a futures contract, option or structured notes may not be identical to price movements of the underlying portfolio securities or a securities index, resulting in the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

DOLLAR-DENOMINATED INSTRUMENTS RISK. Dollar-denominated instruments, including Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit, issued by foreign banks, foreign bank branches and foreign corporations are not necessarily subject to the same regulatory requirements that apply to US banks and corporations. These instruments could lose value as a result of political, financial and economic events in foreign countries; less stringent foreign securities laws, regulations and accounting, auditing and recordkeeping standards; the public availability of information and, for banks, reserve requirements, loan limitations and examinations. These risks increase the possibility that a non-US bank or corporation may become insolvent or otherwise unable to fulfill its obligations on these instruments. These instruments are also subject to credit/default risk.

EXTENSION RISK. Extension risk is the risk than an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and a fund will also suffer from the inability to invest in higher yield securities.

FOREIGN CURRENCY RISK. A fund that invests in foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. A fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a fund's investments in securities of issuers of that country. Because a fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

FUNDAMENTAL STRATEGY RISK. Some funds are managed according to traditional methods of active investment management, which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. A fund managed according to a fundamental strategy is subject to the risk that the investments chosen for the fund by the Advisor, based on the analysis conducted by the portfolio manager and securities analyst, may fail to perform as expected.

GOVERNMENT SECURITIES RISK. Unlike securities issued by the US Treasury, securities issued by US government agencies and instrumentalities are subject to the risk that the US government will not provide financial support to such agencies or instrumentalities if it is not obligated to do so by law. Investments in US government securities may return less than investments in non-government fixed income securities.

INCOME RISK. Income risk is the risk that falling interest rates will cause a fund's income over time to decline.

INTEREST RATE RISK. During periods of rising interest rates, a fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a fund's yield (and the value of its securities) will tend to be higher than prevailing market rates. The longer the duration of the security, the more sensitive the security is to this risk. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes than securities with shorter maturities. Short-term securities tend to react to changes in short-term interest rates. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one year duration, but would reduce its value by approximately fifteen dollars if it had a 15 year duration.

IPO HOLDING RISK. IPO holding is the practice of participating in an initial public offering (an IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a fund can participate. Even when the fund requests to participate in an IPO, there is no guarantee that a fund will receive an allotment of shares in an IPO sufficient to satisfy a fund's desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO TRADING RISK. IPO trading is the practice of participating in an initial public offering (an IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the fund's portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of "hot" IPOs. In addition, this practice may result in losses if a fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

INTERNATIONAL SECURITIES RISK. A fund's return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Foreign markets, economies and political systems may be less stable than US markets, and changes in exchange rates of foreign currencies can affect the value of a fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the US and there may be less public information available about foreign companies.

LARGE CAPITALIZATION SECURITIES RISK. A fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

LIQUIDITY RISK. Certain types of securities, such as non-investment grade debt securities, small capitalization stocks, securities issued by real estate investment trusts, and emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time. A fund holding such securities may experience substantial losses if required to liquidate these holdings.

MARKET RISK. The value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

MORTGAGE-BACKED ROLL RISK. A forward roll is when an investor replaces an old options position with new one with a later expiration date (and same strike price). There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities represent either direct or indirect participation in, or obligations collateralized by and payable from, mortgage loans secured by real property. The investment characteristics of mortgages differ from those of traditional fixed-income securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. Furthermore, mortgage-backed securities are subject to prepayment risk as described elsewhere in this section. Mortgage-backed securities may also be subject to call risk and extension risk, as described elsewhere in this section.

NON-INVESTMENT GRADE SECURITIES RISK. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC, C and D) or Baa by Moody's (Ba, B, Caa, Ca, C and D) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although lower-rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks. They are especially subject to:

- Adverse changes in general economic conditions and in the industries in which their issuers are engaged;

-    Changes in the financial condition of their issuers; and

-    Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are subject to greater credit/default risk, as described elsewhere in this section.

PORTFOLIO TURNOVER RISK. The turnover rate of a portfolio cannot be predicted, but it is anticipated that certain of the funds' annual turnover rates generally will fall within the range of 100-300% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (over 100%) will: (1) increase transaction expenses, which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized capital gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an investment in the fund. A portfolio turnover rate at the high end of the range is not tax efficient, and taxable investors may wish to consult a tax professional prior to investing.

PREPAYMENT RISK. Prepayment risk is the risk that principal on mortgages or other assets underlying a mortgage-backed or asset-backed security may be paid prior to the stated maturity date at any time. If a fund purchases mortgage-backed or asset-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. Prepayment of loans underlying asset-backed and mortgage-backed securities can be expected to accelerate during periods of declining interest rates.

QUANTITATIVE STRATEGY RISK. Some funds are managed using a quantitative strategy in which stocks are selected based upon a multi-factor proprietary model designed by the Advisor. The model attempts to enhance returns, within specified risk parameters, relative to a benchmark by analyzing a variety of objective economic, financial and related information. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its analytical model as a tool for selecting stocks. A flaw in the design of an analytical model may result in a fund having a lower return than if the fund was managed using a fundamental or passive investment management strategy.

REAL ESTATE SECURITIES RISK. Just as real estate values go up and down, the value of securities of companies involved in the real estate industry also fluctuate. A fund that invests in REITs and other real estate securities is subject to risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

SECTOR RISK. The risk that a fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. A fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by a fund may lack sufficient market liquidity to enable a fund to sell the securities at an advantageous time or without a substantial drop in price.

SMALL CAPITALIZATION SECURITIES RISK. Investments in smaller companies may involve greater risks because these companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small capitalization companies may be more volatile than large cap stocks, which could increase the volatility of a fund that maintains significant exposure to small cap stocks.

RISK AND RETURN


The following bar charts illustrate the risks of investing in each fund by showing changes in a fund's performance from year to year over the life of the fund. The accompanying tables further illustrate the risks of investing in a fund by showing how the fund's average annual returns for 1, 5 and 10 years (or, if less, since a fund's inception) compare to the returns of a broad-based securities market index. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The returns and all other information shown below are for the original SSgA Fund class (referred to in this prospectus as the "Institutional Class") that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.


A fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

BOND MARKET FUND

Annual Total Returns

[bar chart]

 1997               8.93%

 1998               8.36%
 1999              (1.33%)
 2000              10.82%
 2001               7.83%
 2002              10.00%

Best Quarter - September 30, 2002: 4.80%

Worst Quarter - June 30, 1999: (1.24%)


Year-to-Date - June 30, 2003: 3.48%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses). The average annual total returns for the Class R Shares offered in this prospectus would differ only to the extent that the Institutional Class and Class R Shares of the SSgA Funds do not have the same expenses.

                             Average Annual Total Returns

                       For the Periods Ended December 31, 2002:

BOND MARKET FUND                   1 YEAR        5 YEARS       INCEPTION*
Return Before Taxes                10.00%         7.04%         6.72%

Return After Taxes on
Distributions                       7.53%         4.51%         4.25%

Return After Taxes on
Distributions and Sale of
Fund Shares                         6.19%         4.37%         4.14%
----------------------------------------------------------------------
Lehman Brothers(R)                 10.26%         7.55%         7.26%
Aggregate Bond Index

* The fund began operating on February 7, 1996. The returns would have been lower without the contractual expense reimbursement.

                   30-Day Yields

      For the Period Ended December 31, 2002:

                        Current
Bond Market Fund         3.50%

Current yield information for the fund is available toll free by calling 1-800-647-7327 or by visiting our website at www.ssgafunds.com.

CORE OPPORTUNITIES FUND

Annual Total Returns

[bar chart]

1994              (0.26%)
1995              28.62%
1996              21.43%
1997              37.64%
1998              34.74%
1999              20.87%
2000              (5.79%)
2001              (9.61%)
2002             (24.48%)

Best Quarter - December 31, 1998:  23.77%

Worst Quarter - June 30, 2002:  (15.67%)


Year-to-Date - June 30, 2003:  8.33%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses). The average annual total returns for the Class R Shares offered in this prospectus would differ only to the extent that the Institutional Class and Class R Shares of the SSgA Funds do not have the same expenses.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2002:

CORE OPPORTUNITIES FUND                1 YEAR         5 YEARS       INCEPTION*
Return Before Taxes                    (24.48%)         0.93%          9.20%

Return After Taxes on
Distributions                          (24.51%)        (0.06%)         8.05%

Return After Taxes on
Distributions and Sale of
Fund Shares                            (15.03%)         0.84%          7.63%
-------------------------------------------------------------------------------
S&P 500(R) Index                       (22.10%)        (0.59%)         9.10%

*The fund began operating on September 1, 1993 (formerly known as the SSgA Growth and Income Fund). The returns would have been lower without the contractual expense reimbursement.

SMALL CAP FUND

Annual Total Returns

[bar chart]

1993              12.96%
1994              (0.95%)
1995              41.83%
1996              28.79%
1997              23.60%
1998              (7.55%)
1999               3.58%
2000               4.50%
2001               (.92%)
2002             (15.02%)

Best Quarter - December 31, 1998:  19.66%

Worst Quarter - September 30, 1998:  (27.21%)


Year-to-Date -  June 30, 2003:  15.09%


A portion of the fund's performance in 2000 can be attributed to its participation and short-term investments in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1, 5 and 10 years compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses). The average annual total returns for the Class R Shares offered in this prospectus would differ only to the extent that the Institutional Class and Class R Shares of the Funds do not have the same expenses.

                      Average Annual Total Returns

                For the Periods Ended December 31, 2002:

SMALL CAP FUND                         1 YEAR            5 YEARS        10 YEARS
Return Before Taxes                    (15.02%)          (3.37%)           7.84%

Return After Taxes on
Distributions                          (15.06%)          (3.40%)           6.67%

Return After Taxes on
Distributions and Sale
of Fund Shares                          (9.22%)          (2.67%)           5.99%
-------------------------------------------------------------------------------
Russell 2000(R) Index                  (20.49%)          (1.36%)           7.16%

AGGRESSIVE EQUITY FUND

Annual Total Returns

[bar chart]

1999             120.79%
2000              (2.57%)
2001             (19.63%)
2002             (12.09%)

Best Quarter - December 31, 1999:  69.94%

Worst Quarter - September 30, 2001:  (19.64%)


Year-to-Date - June 30, 2003:  15.61%


A material portion of the fund's performance in 1999 and 2000 can be attributed to its participation and short-term investments in IPOs. There is no guarantee that the fund will continue to participate in the IPO market.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for one year and since the fund's inception compare to the returns of a broad-based securities market index, the Russell 3000 Index (index returns shown reflect no deductions for fees, taxes or expenses). The average annual total returns for the Class R Shares offered in this prospectus would differ only to the extent that the Institutional Class and Class R Shares of the SSgA Funds do not have the same expenses.

                     Average Annual Total Returns

               For the Periods Ended December 31, 2002:

AGGRESSIVE EQUITY FUND                          1 YEAR             INCEPTION*
Return Before Taxes                             (12.09%)               11.73%

Return After Taxes on
Distributions                                   (12.09%)               (0.75%)

Return After Taxes on
Distributions and Sale of Fund
Shares                                           (7.43%)                5.24%
--------------------------------------------------------------------------------
Russell 3000(R) Index
                                                (21.54%)               (6.02%)**
Russell 2500(TM) Growth Index                   (29.10%)               (3.98%)**

* The fund began operating on December 30, 1998. The returns would have been lower without the contractual expense reimbursement.

** Index inception return contains the first full calendar month.

The Russell 2500 Growth Index is an index of those companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The information provided for the index shows how the fund's performance compares with the returns of an index which is more narrowly focused on the market sectors in which the fund invests.

INTERNATIONAL STOCK SELECTION FUND

Annual Total Returns

[bar chart]

1996               3.92%
1997             (10.10%)
1998              13.54%
1999              32.53%
2000             (16.33%)
2001             (20.46%)
2002             (13.70%)

Best Quarter - March 31, 1998:  17.88%

Worst Quarter - September 30, 2002:  (18.36%)


Year-to-Date -  June 30, 2003:  11.80%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses). The average annual total returns for the Class R Shares offered in this prospectus would differ only to the extent that the Institutional Class and Class R Shares of the SSgA Funds do not have the same expenses.

                        Average Annual Total Returns

                  For the Periods Ended December 31, 2002:

INTERNATIONAL STOCK SELECTION              1 YEAR       5 YEARS   INCEPTION*
FUND
Return Before Taxes                        (13.70%)     (2.87%)     (1.22%)

Return After Taxes on
Distributions                              (13.96%)     (4.42%)     (2.77%)

Return After Taxes on
Distributions and Sale of Fund
Shares                                      (8.30%)     (2.51%)     (1.27%)
------------------------------------------------------------------------------
MSCI(R) EAFE(R) Net
Dividend Index                             (15.94%)     (2.89%)      1.00%

* The fund began operating on March 7, 1995 (formerly known as SSgA Active International Fund). The returns would have been lower without the contractual expense reimbursement.

LIFE SOLUTIONS INCOME AND GROWTH FUND

Annual Total Returns

[bar chart]

1998              11.02%
1999               7.40%
2000               1.89%
2001              (3.52%)
2002              (1.83%)

Best Quarter - December 31, 1998:  7.85%

Worst Quarter - September 30, 2001:  (5.80%)


Year-to-Date -  June 30, 2003:  8.97%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500(R) Index (index returns shown reflect no deductions for fees, taxes or expenses). The average annual total returns for the Class R Shares offered in this prospectus would differ only to the extent that the Institutional Class and Class R Shares of the SSgA Funds do not have the same expenses.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2002:

LIFE SOLUTIONS INCOME AND GROWTH FUND                               1 YEAR          5 YEARS         INCEPTION*
Return Before Taxes                                                  (1.83%)           2.84%            3.48%

Return After Taxes on Distributions                                  (2.92%)           0.32%            0.83%

Return After Taxes on Distributions and Sale of Fund Shares          (1.13%)           1.30%            1.75%
----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index                                                    (22.10%)          (0.56%)           1.34%

Russell 3000(R) Index                                               (21.54%)          (0.71%)           1.40%

Lehman Brothers(R) Aggregate Bond Index                              10.26%            7.55%            8.04%

MSCI(R) EAFE(R) Index                                               (15.66%)          (2.62%)          (3.92%)

Composite Market Index**                                             (2.74%)           4.58%            5.55%

*The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

** Composite Market Index is comprised of Russell 3000 Index (35%), Lehman Bros. Aggregate Bond Index (60%) and MSCI EAFE Index (5%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment-grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

LIFE SOLUTIONS BALANCED FUND

Annual Total Returns

[bar chart]

1998              12.30%
1999              12.83%
2000              (2.20%)
2001              (7.81%)
2002              (6.26%)

Best Quarter - December 31, 1998:  12.05%

Worst Quarter - September 30, 2002:  (9.74%)


Year-to-Date -  June 30, 2003:  10.88%


The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses). The average annual total returns for the Class R Shares represented in this prospectus would differ only to the extent that the Institutional Class and Class R Shares of the SSgA Funds do not have the same expenses.

                          Average Annual Total Returns

                    For the Periods Ended December 31, 2001:

LIFE SOLUTIONS BALANCED FUND                                        1 YEAR            5 YEARS        INCEPTION*
Return Before Taxes                                                  (6.26%)           1.38%            2.07%

Return After Taxes on Distributions                                  (6.97%)          (1.26%)          (0.79%)

Return After Taxes on Distributions and Sale of Fund Shares          (3.84%)           0.34%            0.79%
----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index                                                    (22.10%)          (0.56%)           1.34%

Russell 3000(R) Index                                               (21.54%)          (0.71%)           1.40%

Lehman Brothers(R) Aggregate Bond Index                              10.26%            7.55%            8.04%

MSCI(R) EAFE(R) Index                                               (15.66%)          (2.62%)          (3.92%)

Composite Market Index**                                             (8.80%)           2.84%            3.96%

*The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (50%), Lehman Bros. Aggregate Bond Index (40%) and MSCI EAFE Index (10%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment-grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

LIFE SOLUTIONS GROWTH FUND

Annual Total Returns

[bar chart]

1998              13.76%
1999              18.25%
2000              (6.43%)
2001             (12.54%)
2002             (10.98%)

Best Quarter - December 31, 1998:  16.41%

Worst Quarter - September 30, 2002:  (13.96%)


Year-to-Date -  June 30, 2003:  12.89%


The Life Solutions Growth Fund allocated its investment in equity funds to the maximum allocation consistent with its investment objective to Aggressive Equity Fund during portions of 1999 and 2000. A material portion of the Aggressive Equity Fund's performance during 1999 and 2000 can be attributed to participation and short-term investment in IPOs. A material portion of the fund's performance can be attributed to the fund's allocation to Aggressive Equity Fund. See "Aggressive Equity Fund" in this section. There is no assurance that Aggressive Equity Fund will continue to invest in IPOs or that the fund will continue to invest in Aggressive Equity Fund.

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index, the S&P 500 Index (index returns shown reflect no deductions for fees, taxes or expenses). The average annual total returns for the Class R Shares represented in this prospectus would differ only to the extent that the Institutional Class and Class R Shares of the SSgA Funds do not have the same expenses.

                                  Average Annual Total Returns

                            For the Periods Ended December 31, 2002:

LIFE SOLUTIONS GROWTH FUND                                               1 YEAR           5 YEARS         INCEPTION*
Return Before Taxes                                                       (10.98%)          (0.40%)           0.39%

Return After Taxes on Distributions                                       (11.28%)          (3.00%)          (2.52%)

Return After Taxes on Distributions and Sale of Fund Shares                (6.74%)          (0.78%)          (0.29%)
----------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index                                                          (22.10%)          (0.56%)           1.34%

Russell 3000(R) Index                                                     (21.54%)          (0.71%)           1.40%

Lehman Brothers(R) Aggregate Bond Index                                    10.26%            7.55%            8.04%

MSCI(R) EAFE(R) Index                                                     (15.66%)          (2.62%)          (3.92%)

Composite Market Index**                                                  (14.66%)           0.98%            2.25%

*The fund began operating on July 1, 1997. The returns would have been lower without the contractual expense reimbursement.

**Composite Market Index is comprised of Russell 3000 Index (65%), Lehman Bros. Aggregate Bond Index (20%) and MSCI EAFE Index (15%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the fund invests in amounts similar to the fund's investment objective.

The Russell 3000(R) Index is an index of the 3,000 largest US companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index is an index of the securities of the Lehman Brothers(R) Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index that are of investment-grade quality, have at least one year to maturity and have an outstanding par value of at least $100 million. The MSCI(R) EAFE(R) Index is an index designed to measure equity performance in 21 developed market countries. The information provided for each index shows how the fund's performance compares with the returns of an index that is focused on the market sectors in which a portion of the fund's assets are invested.

                         FEES AND EXPENSES OF THE FUNDS

These tables describe the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases                                                        None
Maximum Deferred Sales Charge (Load)                                                                    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends or Other Distributions                      None
Redemption Fee (All Funds except International Stock Selection)                                         None
Redemption Fee (International Stock Selection Fund)*                                                       2%
Exchange Fee                                                                                            None
Maximum Account Fee                                                                                     None

* Redemptions (including exchanges) of shares of the International Stock Selection Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                        AGGRESSIVE       INTERNATIONAL STOCK
                            BOND MARKET   CORE OPPORTUNITIES     SMALL CAP                EQUITY              SELECTION
--------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                  .30%             .75%                 .75%                 .75%                   .75%

DISTRIBUTION AND SERVICE
(12b-1) FEES                    .70              .70                  .70                  .70                    .70

OTHER EXPENSES                  .13%             .10%                 .13%                 .28%                   .50%
                              -----            -----                -----                -----                  -----

GROSS EXPENSES                 1.13%            1.55%                1.58%                1.73%                  1.95%

LESS CONTRACTUAL
MANAGEMENT FEE WAIVERS
AND REIMBURSEMENTS             (.13%)             --                   --                 (.13%)                 (.35%)
                              -----            -----                -----                -----                  -----

TOTAL ANNUAL EXPENSES
AFTER WAIVERS AND              1.00%(1)         1.55%(2)             1.58%(2)             1.60%(2)               1.60%(2)
REIMBURSEMENTS                =====            =====                =====                =====                  =====

----------
(1) The Advisor has contractually agreed to reimburse the fund to the extent that total expenses exceed 1.00% until December 31, 2003.

(2) The Advisor has contractually agreed to reimburse the fund to the extent that total expenses exceed 1.00% until December 31, 2003.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                             LIFE SOLUTIONS INCOME   LIFE SOLUTIONS BALANCED     LIFE SOLUTIONS GROWTH FUND
                                             AND GROWTH              FUND                        FUND
---------------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                                                 .00%                    .00%                    .00%

DISTRIBUTION AND SERVICE (12b-1) FEES                          .70                     .70                     .70

OTHER EXPENSES                                                 .38%                    .14%                    .24%
                                                             -----                   -----                   -----

GROSS EXPENSES                                                1.08%                    .84%                    .94%

LESS CONTRACTUAL MANAGEMENT FEE WAIVERS
AND REIMBURSEMENTS                                              --                      --                      --

TOTAL ANNUAL EXPENSES AFTER WAIVERS AND
REIMBURSEMENTS                                                1.08%                    .84%                    .94%
                                                             -----                   -----                   -----

AVERAGE INDIRECT EXPENSES BEFORE WAIVERS
AND REIMBURSEMENTS ON UNDERLYING FUNDS                         .74%                    .84%                    .95%

AVERAGE INDIRECT EXPENSES AFTER WAIVERS
AND REIMBURSEMENTS ON UNDERLYING FUNDS                         .71%                    .80%                    .88%

TOTAL ANNUAL EXPENSES (INCLUDING
INDIRECT EXPENSES) BEFORE WAIVERS AND                         1.83%                   1.69%                   1.90%
REIMBURSEMENTS OF UNDERLYING FUNDS

TOTAL ANNUAL EXPENSES (INCLUDING
INDIRECT EXPENSES) AFTER WAIVERS AND                          1.79%                   1.64%                   1.84%
REIMBURSEMENTS OF UNDERLYING FUNDS

While the Life Solutions Funds are expected to operate at a .30% or lower expense level prior to payment of 12b-1 fees, shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. Each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the indirect expense ratio (before and after fee waivers and/or expense reimbursements) of each Life Solutions Fund:

                                          AVERAGE INDIRECT EXPENSE RATIOS BEFORE AND
     LIFE SOLUTIONS FUND                  AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(%)
     ----------------------------------------------------------------------------------------
                                              BEFORE                   AFTER
     ----------------------------------------------------------------------------------------
     Income and Growth Fund                       .75                    .71

     Balanced Fund                                .85                    .80

     Growth Fund                                  .96                    .90

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE 2% REDEMPTION FEE DOES NOT APPLY IN THE EXAMPLE. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR, THAT ALL DIVIDENDS AND DISTRIBUTIONS ARE REINVESTED, AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     FUND                                1 YEAR       3 YEARS       5 YEARS        10 YEARS
     --------------------------------------------------------------------------------------
     Bond Market                         $ 102         $ 345        $   606         $ 1,339
     --------------------------------------------------------------------------------------
     Core Opportunities                  $ 156         $ 490        $   845         $ 1,845
     --------------------------------------------------------------------------------------
     Small Cap                           $ 161         $ 499        $   860         $ 1,878
     --------------------------------------------------------------------------------------
     Aggressive Equity                   $ 163         $ 532        $   926         $ 2,030
     --------------------------------------------------------------------------------------
     International Stock Selection(1)    $ 163         $ 578        $ 1,020         $ 2,247
     --------------------------------------------------------------------------------------
     Life Solutions Income and Growth    $ 182         $ 572        $   987         $ 2,145
     --------------------------------------------------------------------------------------
     Life Solutions Balanced             $ 167         $ 528        $   913         $ 1,994
     --------------------------------------------------------------------------------------
     Life Solutions Growth               $ 187         $ 591        $ 1,021         $ 2,217
     --------------------------------------------------------------------------------------

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), State Street Financial Center, Boston; 1 Lincoln Street; Boston, Massachusetts 02111-2900, serves as the investment advisor for the SSgA Funds and directs the Funds' investments in accordance with each fund's investment objective, policies and restrictions.


The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of July 1, 2003, the Advisor had over $78 billion in assets under management. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. With over $810 billion under management as of July 1, 2003, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.


----------
(1) The 2% redemption fee on the International Stock Selection Fund is not reflected in the example as it applies to redemptions within the first 60 days of purchase. The cost of the original investment will be higher if shares are redeemed within 60 days of purchase.

For its services as the Advisor, each fund in this prospectus pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). However, the Advisor has contractually agreed to waive or reimburse its fees for certain funds.

                                             ANNUAL MANAGEMENT FEES (% OF AVERAGE DAILY NET ASSETS):
    ----------------------------------------------------------------------------------------------------------
    FUND                                     MANAGEMENT FEE BEFORE WAIVERS        MANAGEMENT FEE AFTER WAIVERS
                                             OR REIMBURSEMENTS (%)                OR REIMBURSEMENTS (%)
    ----------------------------------------------------------------------------------------------------------
    Bond Market                                  0.30                                   0.17
    ----------------------------------------------------------------------------------------------------------
    Core Opportunities                           0.75                                   0.75
    ----------------------------------------------------------------------------------------------------------
    Small Cap                                    0.75                                   0.75
    ----------------------------------------------------------------------------------------------------------
    Aggressive Equity                            0.75                                   0.62
    ----------------------------------------------------------------------------------------------------------
    International Stock Selection                0.75                                   0.40
    ----------------------------------------------------------------------------------------------------------

The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.

PORTFOLIO MANAGEMENT

Unless otherwise described below, each of the SSgA Funds is managed by a team of investment professionals. The Advisor uses a team approach to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for each respective investment strategy offered by the Advisor and State Street Global Advisors. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within State Street Global Advisors. Each portfolio management team is overseen by the State Street Global Advisors Investment Committee.

BOND MARKET FUND. The SSgA Bond Market Fund is managed by the SSgA Global Fixed Income Team.

CORE OPPORTUNITIES FUND. The SSgA Core Opportunities Fund is managed by the SSgA Global Fundamental Strategy Group.

SMALL CAP AND AGGRESSIVE EQUITY FUNDS. The SSgA Small Cap and Aggressive Equity Funds are managed by the SSgA US Active Equity Quantitative Team.

INTERNATIONAL STOCK SELECTION FUND. The SSgA International Stock Selection Fund is managed by the SSgA Global Active Equity Quantitative Group.

LIFE SOLUTIONS GROWTH, INCOME AND GROWTH, AND BALANCED FUNDS. The SSgA Life Solutions Growth, Income and Growth and Balanced Funds are managed by the SSgA Asset Allocation Team.


               ADDITIONAL INFORMATION ABOUT THE FUNDS' OBJECTIVES,
                         INVESTMENT STRATEGIES AND RISKS

The investment objective of each fund is either fundamental or nonfundamental, as stated above. A fundamental investment objective may only be changed with the approval of the fund's shareholders. A nonfundamental investment objective may be changed by the fund's Board of Trustees without shareholder approval. The matrix below identifies each fund that is eligible to invest in a particular type of instrument or engage in a particular investment strategy. An alphabetical description of the investment instrument or strategy follows the matrix. Risk information related to the investment instrument or strategy described below is contained in the Principal Risks section. Additional risk information applicable to the instrument or strategy is also described below. Please read the Principal Risks section carefully. There can be no assurance that these investment instruments or strategies will ensure achievement of any fund's investment objective.

                                  BOND             CORE                            AGGRESSIVE       INTERNATIONAL
                                 MARKET        OPPORTUNITIES      SMALL CAP          EQUITY        STOCK SELECTION
------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS                         X                X                 X                 X

ASSET-BACKED SECURITIES             X

CASH SWEEP                          X                X                X                 X                 X

ECDS, ETDS, YCDS                    X

EMERGING MARKETS                                                                                          X

EQUITY SWAPS                                                          X                                   X

FOREIGN GOVERNMENT                                                                                        X
SECURITIES

FUTURES CONTRACTS AND               X                X                X                 X                 X
OPTIONS ON FUTURES

GOVERNMENT SECURITIES               X                X                X

INTEREST RATE SWAPS,                X
DEFAULT/CREDIT SWAPS, TOTAL
RETURN SWAPS, INTEREST RATE
CAPS, FLOORS AND COLLARS

INTERFUND LENDING                   X                X                X                 X                 X

INVESTMENT GRADE SECURITIES         X

IPO HOLDING                                          X                X                                   X

IPO TRADING                                                           X                 X

MORTGAGE-BACKED ROLLS               X

MORTGAGE-BACKED SECURITIES          X

NON-INVESTMENT GRADE FIXED                                                                                X
INCOME SECURITIES

OPTIONS ON SECURITIES AND           X                X                X                 X                 X
SECURITIES INDICES

PORTFOLIO DURATION                  X

REAL ESTATE INVESTMENT                                                X                 X
TRUSTS

REAL ESTATE RELATED                                                   X                 X
INDUSTRIES

REPURCHASE AGREEMENTS               X                X                X                 X                 X

SECURITIES LENDING                  X                X                X                 X                 X

VARIABLE AND FLOATING RATE          X
SECURITIES

AMERICAN DEPOSITORY RECEIPTS. The common stocks that a fund may invest in include American Depository Receipts (ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability; and (6) the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of a fund's investment policies, a fund's investments in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issues into which they may be converted.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and US Government Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

EMERGING MARKETS. Emerging market securities are equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's Advisor to have a developing or emerging economy or securities market. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (1) it is located in a low or middle income economy as defined by the World Bank, and/or (2) its investable market capitalization is low relative to its most recent Gross National

Income (GNI) figures, as defined by the World Bank. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if its GNI exceeds the amount identified by the World Bank as a low to middle income economy.

EQUITY SWAPS. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return. Please see Derivatives Risk in the Principal Risks section.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDS), EURODOLLAR TIME DEPOSITS (ETDS) AND YANKEE CERTIFICATES OF DEPOSIT (YCDS). ECDs are US dollar-denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar-denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar-denominated certificates of deposit issued by US branches of foreign banks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the fund's total assets. Further, the fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The fund will not invest a material percentage of its assets in sovereign debt. Since these are obligations of sovereign governments, they are particularly subject to a risk of default from political instability.

GOVERNMENT SECURITIES. US government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

INITIAL PUBLIC OFFERINGS (IPOs). An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within a fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. There are two primary investment strategies that involve the use of IPOs:

     - IPO TRADING. IPO trading is the practice of participating in an IPO and then immediately selling the security in the after-market. This is not a tax-efficient strategy.

     - IPO HOLDING. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value.


IPO allocation among the SSgA Funds is based primarily on the portfolio manager's discretion to participate in such IPOs and other investment considerations. The portfolio management team is responsible for determining whether a particular IPO is appropriate for any of the team's accounts and for notifying the trading department of SSgA of the desire to participate in an allocation of any particular IPO for one or more accounts. The Advisor's IPO allocation policies limit the extent to which any particular fund may participate in an IPO to 5% of the total asset value of the fund. In addition, each portfolio manager retains the ability to elect to request a smaller percentage if he or she determines that such percentage is appropriate for his or her accounts. The IPO policies provide that, upon receipt of an IPO allocation from a brokerage firm, the trading department shall, under normal circumstances and with certain de minimus exceptions, allocate shares of the IPO to each account pro rata based on the number of shares requested for each account.


INTEREST RATE SWAPS, DEFAULT/CREDIT SWAPS, TOTAL RETURN SWAPS, AND INTEREST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Default/credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Default/credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Total return swaps involve the receipt or payment of the "total return" of a defined underlying asset in exchange for the payment or receipt of a cash flow based on a predetermined floating rate. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and default/credit swaps and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the fund would be less favorable than it would have been if these investment techniques were not used. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.

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

INTERFUND LENDING. The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT GRADE SECURITIES. Investment grade securities: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the fund may continue to hold the security if the Advisor determines that such action is in the best interest of the fund and if the fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment-grade securities include securities rated Baa3 by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

MORTGAGE-BACKED ROLLS. In a forward roll transaction, a fund will sell a mortgage security issued by GNMA, FNMA or FHLMC to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold.

MORTGAGE-BACKED SECURITIES. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the Mortgaged Properties). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

Types of mortgage-related securities in which a fund may invest include:
Government National Mortgage Association (GNMA) Certificates (Ginnie Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC and C) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The funds may write and purchase covered put and call options on securities in which they may directly invest. Option transactions of a fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, a fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

Funds may purchase or sell options on securities indices that are comprised of securities in which a fund may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

PORTFOLIO DURATION. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity. The Intermediate, Bond Market and High Yield Bond Funds have duration targets linked to specific indexes as described in Principal Investment Strategies. The Yield Plus Fund will maintain a portfolio duration of one year or less.

REAL ESTATE INVESTMENT TRUSTS. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The US Government MM Fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by a fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to a fund's percentage limitations regarding securities that are illiquid or not readily marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

TEMPORARY DEFENSIVE POSITION

SHORT-TERM INVESTMENTS. For defensive purposes, the Funds (other than the Life Solutions Funds) may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective. In addition, with respect to the High Yield Bond Fund, when using this strategy the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well.

LIFE SOLUTIONS FUNDS. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes. When investing for defensive purposes, a fund may not achieve its investment objective.

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

                             SHAREHOLDER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the SSgA Funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor). Class R Shares of the SSgA Funds (collectively referred to as the Funds) may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor, and will be referred to in this prospectus as a "Financial Intermediary." Only certain Financial Intermediaries are authorized to receive purchase orders on the Funds' behalf. The Funds reserve the right to reject any purchase order.

- If you have questions about SSgA Funds or the Class R Shares, including questions about the investment objectives, strategies or risks, please call the SSgA Funds toll-free at 1-800-647-7327. You may also access information about the SSgA Funds online at www.ssgafunds.com.

- If you have questions about your account or plan options, please contact your Financial Intermediary.

TRANSACTIONS. Purchases, exchanges or redemptions of the Funds' shares are processed on any business day at the net asset value next determined after they have been received by State Street Bank and Trust Company, the Funds' Transfer Agent, in good order (described below). A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Good order means that your request includes complete information on your contribution, exchange or redemption and that the Transfer Agent has received the appropriate assets. In all cases, your transaction will be based on the fund's next determined net asset value (NAV) after the Transfer Agent has received the order from the Financial Intermediary. As long as this request is received prior to the close of the regular trading session of the New York Stock Exchange, ordinarily 4 p.m. Eastern time, you will receive that day's NAV. If a request is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

Financial Intermediaries may charge investors fees for certain services. Investors should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.

The Financial Intermediary is required by law to obtain certain personal information from you that it will use to verify your identity. If you do not provide the information, the Financial Intermediary may not be able to open your account. If the Financial Intermediary is unable to verify your identity, it may reserve the right to close your account or take such other reasonable steps. The SSgA Funds and the Financial Intermediaries reserve the right to reject any purchase order.

INVESTMENT OPTIONS AND ALLOCATIONS. Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your Financial Intermediary for more details.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS; BENEFICIAL OWNERSHIP. Each Financial Intermediary may set a minimum initial investment for its customers and may redeem all shares in an investor's account if the value of the account falls below a predetermined amount. Please refer to materials provided by your Financial Intermediary for more information. Beneficial ownership of shares will be recorded by the Financial Intermediary and reflected in account statements provided to their customers.

AUTOMATIC SWEEP. Your Financial Intermediary may offer an automatic sweep for the fund shares in the operation of brokerage cash accounts for its customers. Contact your Financial Intermediary to determine the availability and the parameters of an automatic cash sweep.

EXCHANGES. The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your Financial Intermediary. The Funds are not intended for excessive trading or market timing. Excessive trading disrupts portfolio management and drives fund expenses higher. Although the SSgA Funds make every effort to maintain the exchange privilege, the Funds reserve the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Of course, your right to redeem shares would be unaffected by these restrictions. An exchange is a taxable transaction (except for qualified plan accounts).

Before making an exchange to or from another fund available in your plan or through your Financial Intermediary, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

-    Be sure to read that fund's prospectus.

-    You must meet the minimum investment amount, if any, of each fund.

- The SSgA Funds can accept exchanges only as permitted by your plan. Contact your Financial Intermediary for details on the exchange policies that apply to your plan.

REDEMPTIONS. Redemptions, like purchases, may be effected only through Financial Intermediaries. Please contact your Financial Intermediary or refer to the appropriate plan documents for details.

Shares of the Funds may be redeemed on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the fund or its agent. Redemptions proceeds, less any applicable redemption fees, will normally be wired to the Financial Intermediary following receipt of the redemption order, but in no event later than seven days after receipt of such order. Contact your Financial Intermediary regarding receipt of redemption proceeds with respect to your account.

EMERGENCY CONDITIONS. The SSgA Funds reserve the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

REDEMPTION FEE. Redemptions (including exchanges) of shares of the International Stock Selection Fund executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the fund. Redemption of shares acquired as a result of reinvesting distributions are not subject to the redemption fee.

DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS


The SSgA Funds have adopted a distribution plan with respect to the Class R Shares pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows a fund to pay fees for the sale and distribution of fund shares and for services provided to shareholders by the Distributor or other Financial Intermediaries. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor for distribution, marketing, shareholder and administrative services provided to a fund by the Distributor or a Financial Intermediary are not permitted by the Plan to exceed 0.70% of a fund's average net asset value per year. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to Financial Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .65% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. Each fund also offers the Institutional Class of shares through the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Institutional Class has a separate Rule 12b-1 Plan and is not subject to the fees and expenses of the Plan described above. Long-term shareholders of the funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Class R Shares are offered without imposition of a front-end sales load or contingent deferred sales load. Class R Shares are subject to distribution and/or shareholder servicing fees and expenses payable under the Plan. Class R Shares are offered for sale only to investors meeting the eligibility requirements disclosed in this prospectus and are offered only through Financial Intermediaries.


PRICING OF FUND SHARES

The Funds determine the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets, less liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

Ordinarily, each fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends as noted in the table below. Dividends will be paid from net investment income as follows:

  FUND                                DIVIDENDS DECLARED     DIVIDENDS PAID
--------------------------------------------------------------------------------
  Bond Market                         Quarterly              Quarterly

  Core Opportunities                  Quarterly              Quarterly

  Aggressive Equity                   Annually               Annually

  Small Cap                           Annually               Annually

  International Stock Selection       Annually               Annually

  Life Solutions Income and Growth    Annually               Annually

  Life Solutions Balanced             Annually               Annually

  Life Solutions Growth               Annually               Annually

The Board of Trustees intends to declare capital gain distributions annually, generally in mid-October. Distributions will be declared from net short- and long-term capital gains, if any. It is intended that an additional distribution may be declared and paid in December if required for the funds to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

In addition, the Life Solutions Funds receive capital gain distributions from the Underlying Funds. Capital gain distributions may be expected to vary considerably from time to time.

Your distributions will be reinvested in additional fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan.

TAXES

As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax advisor if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS. Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a fund. Distributions may be taxable at different rates depending on the length of time a fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31 of each year. Your Financial Intermediary will provide this information to you. Account tax information will also be sent to the IRS.

Income dividends or capital gains distributions made by a fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59-1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your Financial Intermediary.

TAXATION OF THE FUNDS. Each fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, no fund will be subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gins in excess of short-term capital losses) to shareholders. The board intends to distribute each year substantially all of the funds' net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                              FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each fund's financial performance for the past 5 years (or since inception if a fund has been offered for less than 5 years). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Funds' financial statements, are included in the annual reports, which are available upon request by calling the Distributor at 1-800-647-7327.


The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.


BOND MARKET FUND

                                                                                  FISCAL YEARS ENDED AUGUST 31,

                                                             2003(1)     2002(2)       2001        2000        1999        1998
  NET ASSET VALUE, BEGINNING OF PERIOD                      $   10.42   $   10.16   $    9.70   $    9.63   $   10.35   $    9.97
                                                            ---------   ---------   ---------   ---------   ---------   ---------
  INCOME FROM OPERATIONS:
     Net investment income (loss)(3)                              .20         .48         .57         .58         .54         .55
     Net realized and unrealized gain (loss)                      .27         .28         .54         .06        (.52)        .40
                                                            ---------   ---------   ---------   ---------   ---------   ---------
        Total Income (Loss) From Operations                       .47         .76        1.11         .64         .02         .95
                                                            ---------   ---------   ---------   ---------   ---------   ---------
  DISTRIBUTIONS:
     Dividends from net investment income                        (.23)       (.50)       (.65)       (.57)       (.54)       (.54)
     Dividends from net realized gain on investments             (.19)         --          --          --        (.20)       (.03)
                                                            ---------   ---------   ---------   ---------   ---------   ---------
        Total Distributions                                      (.42)       (.50)       (.65)       (.57)       (.74)       (.57)
                                                            ---------   ---------   ---------   ---------   ---------   ---------
  NET ASSET VALUE, END OF PERIOD                            $   10.47   $   10.42   $   10.16   $    9.70   $    9.63   $   10.35
                                                            ---------   ---------   ---------   ---------   ---------   ---------
  TOTAL RETURN (%)                                               4.63        7.76       11.87        6.92         .07        9.86
  RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period ($000 omitted)                 308,833     287,276     287,341     325,627     269,284     190,151
     Ratios to average net assets (%):
        Operating expenses, net(4)                                .49         .49         .46         .48         .50         .48
        Operating expenses, gross(4)                              .50         .49         .46         .48         .50         .52
        Net investment income                                    3.87        4.71        5.75        6.09        5.50        5.74
     Portfolio turnover (%)                                    258.99      532.00      388.98      248.34      327.83      300.77

----------
(1) For the six months ended February 28, 2003 (Unaudited).

(2) As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Paydowns on mortgage and asset-backed securities which were included in realized gain/loss on investment transactions prior to September 1, 2001 are included as interest income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $.02, increase the net realized and net unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets from 4.72% to 4.53%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3) Average month-end shares outstanding were used for this calculation.

(4) See Note 4 of the Annual Report for current period amounts.

CORE OPPORTUNITIES FUND


The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.


                                                                                 FISCAL YEARS ENDED AUGUST 31,

                                                              2003(1)      2002        2001        2000        1999        1998
     NET ASSET VALUE, BEGINNING OF PERIOD                    $   15.33   $   18.86   $   27.21   $   22.53   $   18.10   $   18.08
                                                             ---------   ---------   ---------   ---------   ---------   ---------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(2)                            .03        (.01)       (.01)        .06         .09         .11
        Net realized and unrealized gain (loss)                  (1.02)      (3.52)      (7.13)       5.77        6.79        1.83
                                                             ---------   ---------   ---------   ---------   ---------   ---------
           Total Income From Operations                           (.99)      (3.53)      (7.14)       5.83        6.88        1.94
                                                             ---------   ---------   ---------   ---------   ---------   ---------
     DISTRIBUTIONS:
        Dividends from net investment income                      (.01)         --        (.02)       (.07)       (.09)       (.11)
        Dividends from net realized gain on investments             --          --       (1.19)      (1.08)      (2.36)      (1.81)
                                                             ---------   ---------   ---------   ---------   ---------   ---------
           Total Distributions                                                  --       (1.21)      (1.15)      (2.45)      (1.92)
                                                                         ---------   ---------   ---------   ---------   ---------
     NET ASSET VALUE, END OF PERIOD                          $   14.33   $   15.33   $   18.86   $   27.21   $   22.53   $   18.10
                                                             ---------   ---------   ---------   ---------   ---------   ---------
     TOTAL RETURN (%)                                            (6.45)     (18.72)     (27.15)      27.26       41.55       10.93
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)               327,050     329,920     451,235     522,509     291,716     111,626
        Ratios to average net assets (%):
           Operating expenses, net(3)                             1.10        1.10        1.10        1.10        1.03         .95
           Operating expenses, gross(3)                           1.16        1.20        1.21        1.15        1.11        1.14
           Net investment income                                   .44        (.06)       (.06)        .24         .41         .57
        Portfolio turnover (%)                                   13.80       45.27       43.87       49.72       72.27       66.44

----------
(1) For the six months ended February 28, 2003 (Unaudited).

(2) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(3) See Note 4 of the Annual Report for current period amounts.

SMALL CAP FUND


The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.


                                                                                  FISCAL YEARS ENDED AUGUST 31,

                                                           2003(1)       2002        2001        2000       1999        1998
NET ASSET VALUE, BEGINNING OF PERIOD                      $   18.41   $   19.60   $   22.69   $   17.75   $   15.96   $   22.11
                                                          ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2)                              .04          --         .02        (.01)        .03         .02
   Net realized and unrealized gain (loss)                    (1.71)      (1.17)      (3.11)       4.96        1.78       (4.54)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total Income From Operations                            (1.67)      (1.17)      (3.09)       4.95        1.81       (4.52)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS:
   Dividends from net investment income                        (.02)       (.02)         --        (.01)       (.02)       (.04)
   Dividends from net realized gain on investments               --          --          --          --          --       (1.59)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total Distributions                                      (.02)       (.02)         --        (.01)       (.02)      (1.63)
                                                          ---------   ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE, END OF PERIOD                            $   16.72   $   18.41   $   19.60   $   22.69   $   17.75   $   15.96
                                                          ---------   ---------   ---------   ---------   ---------   ---------
TOTAL RETURN (%)                                              (9.08)      (5.95)     (13.61)      27.92       11.35      (22.32)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                 223,749     266,972     254,450     359,779     352,013     344,630
   Ratios to average net assets (%):
      Operating expenses                                       1.07        1.08        1.07        1.07        1.07        1.04
      Net investment income                                     .45         .01         .12        (.05)        .17         .10
   Portfolio turnover (%)                                     61.43       80.16      157.27      156.41      110.82       86.13

----------
(1) For the six months ended February 28, 2003 (Unaudited).

(2) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

AGGRESSIVE EQUITY FUND


The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.


                                                                               FISCAL YEARS ENDED AUGUST 31

                                                                2003(1)       2002        2001        2000      1999++
     NET ASSET VALUE, BEGINNING OF PERIOD                      $    3.88   $    4.38   $   19.97   $   12.73   $   10.00
                                                               ---------   ---------   ---------   ---------   ---------
     INCOME FROM OPERATIONS:
        Net investment income (loss)(2)                               --        (.01)         --        (.13)       (.04)
        Net realized and unrealized gain (loss)                     (.27)       (.49)      (3.77)      11.40        2.77
                                                               ---------   ---------   ---------   ---------   ---------
           Total Income (Loss) From Operations                      (.27)       (.50)      (3.77)      11.27        2.73
                                                               ---------   ---------   ---------   ---------   ---------
     DISTRIBUTIONS
        Dividends from net investment income                          --          --          --        (.02)         --
        Dividends from net realized gain                              --          --      (11.82)      (4.01)         --
                                                               ---------   ---------   ---------   ---------   ---------
           Total Distributions                                        --          --      (11.82)      (4.03)         --
                                                               ---------   ---------   ---------   ---------   ---------
     NET ASSET VALUE, END OF PERIOD                            $    3.61   $    3.88   $    4.38   $   19.97   $   12.73
                                                               ---------   ---------   ---------   ---------   ---------
     TOTAL RETURN (%)(3)                                           (6.96)     (11.42)     (33.17)     112.42       27.30
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period ($000 omitted)                  59,176      59,588      53,082       8,352       7,185
        Ratios to average net assets (%)(4):
           Operating expenses, net(5)                               1.10        1.10        1.10        1.10        1.10
           Operating expenses, gross(5)                             1.29        1.11        2.48        1.87        2.07
           Net investment income (loss)                              .05        (.25)       (.57)       (.75)       (.50)
        Portfolio turnover (%)(3)                                  80.12      251.64      262.01      336.60      179.56

----------
(1) For the six months ended February 28, 2003 (Unaudited).

++ For the period December 30, 1998 (commencement of operations) to August 31, 1999.

(2) Average month-end shares outstanding were used for this calculation.

(3) Periods less than one year are not annualized.

(4) The ratios for periods less than one year are annualized.

(5) See Note 4 of the Annual Report for current period amounts.

INTERNATIONAL STOCK SELECTION FUND


The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.


                                                                              FISCAL YEARS ENDED AUGUST 31,

                                                           2003(1)       2002        2001        2000       1999        1998
NET ASSET VALUE, BEGINNING OF PERIOD                      $    6.32   $    7.42   $   10.87   $   10.37   $    9.24   $   10.85
                                                          ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2)                              .01         .08         .09         .09         .12         .16
   Net realized and unrealized gain (loss)                     (.63)      (1.14)      (2.28)        .54        2.09       (1.13)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total Income From Operations                             (.62)      (1.06)      (2.19)        .63        2.21        (.97)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS:
   Dividends from net investment income                        (.07)       (.04)         --        (.13)       (.39)       (.15)
   Dividends from net realized gain on investments               --          --       (1.26)         --        (.69)       (.49)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total Distributions                                       .07        (.04)      (1.26)       (.13)      (1.08)       (.64)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                            $    5.63   $    6.32   $    7.42   $   10.87   $   10.37   $    9.24
                                                          ---------   ---------   ---------   ---------   ---------   ---------
TOTAL RETURN (%)                                              (9.90)     (14.32)     (21.64)       6.09       26.88       (9.50)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                  82,855      71,135      78,626     105,645      99,916      76,565
   Ratios to average net assets (%):
      Operating expenses, net(3)                               1.00        1.00        1.00        1.00        1.00        1.00
      Operating expenses, gross(3)                             1.31        1.31        1.33        1.28        1.37        1.29
      Net investment income                                     .25        1.20        1.06         .79        1.30        1.23
   Portfolio turnover (%)                                     26.76       49.55       85.14       64.05       62.02       74.79

----------
(1) For the six months ended February 28, 2003 (Unaudited).

(2) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(3) See Note 4 of the Annual Report for current period amounts.

LIFE SOLUTIONS INCOME AND GROWTH FUND


The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.


                                                                               FISCAL YEARS ENDED AUGUST 31,

                                                           2003(1)       2002       2001         2000        1999        1998
NET ASSET VALUE, BEGINNING OF PERIOD                      $   10.21   $   10.84   $   13.21   $   12.93   $   12.65   $   12.93
                                                          ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2),(3)                          .12         .30         .45         .47         .44         .46
   Net realized and unrealized gain (loss)                     (.26)       (.48)      (1.24)        .94         .95        (.01)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total Income from Operations                             (.14)       (.18)       (.79)       1.41        1.39         .45
                                                          ---------   ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS:
   Dividends from net investment income                        (.29)       (.45)       (.79)       (.77)       (.61)       (.41)
   Dividends from net realized gain on investments               --          --        (.79)       (.36)       (.50)       (.32)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total Distributions                                      (.29)       (.45)      (1.58)      (1.13)      (1.11)       (.73)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                            $    9.78   $   10.21   $   10.84   $   13.21   $   12.93   $   12.65
                                                          ---------   ---------   ---------   ---------   ---------   ---------
TOTAL RETURN (%)                                              (1.41)      (1.64)      (6.35)      11.73       11.27        3.53
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                  20,337      19,937      19,878      21,150      25,742      23,771
   Ratios to average net assets (%):
      Operating expenses, net(4),(5)                            .45         .45         .45         .45         .45         .45
      Operating expenses, gross(4),(5)                          .55         .53         .59         .55         .50         .72
      Net investment income(5)                                 2.37        2.60        3.87        3.71        3.37        3.00
   Portfolio turnover (%)                                      7.48       41.96       79.47       31.07       93.34       93.28

----------
(1) For the six months ended February 28, 2003 (Unaudited).

(2) Average month-end shares outstanding were used for this calculation.

(3) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

(4) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(5) During the year ended August 31, 2002, the fund experienced a one-time reduction in its expenses of twenty-one basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without reduction.

LIFE SOLUTIONS BALANCED FUND


The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.


                                                                             FISCAL YEARS ENDED AUGUST 31,

                                                           2003(1)       2002       2001        2000        1999        1998
NET ASSET VALUE, BEGINNING OF PERIOD                      $    9.40   $   10.25   $   14.59   $   13.80   $   12.95   $   13.98
                                                          ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2),(3)                          .08         .21         .33         .42         .38         .50
   Net realized and unrealized gain (loss)                     (.44)       (.74)      (2.09)       1.47        1.84        (.45)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total Income from Operations                             (.36)       (.53)      (1.76)       1.89        2.22         .05
                                                          ---------   ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS:
   Dividends from net investment income                        (.18)       (.32)      (1.01)       (.70)       (.61)       (.56)
   Dividends from net realized gain on investments               --          --       (1.57)       (.40)       (.76)       (.52)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total Distributions                                      (.18)       (.32)      (2.58)      (1.10)      (1.37)      (1.08)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                            $    8.86   $    9.40   $   10.25   $   14.59   $   13.80   $   12.95
                                                          ---------   ---------   ---------   ---------   ---------   ---------
TOTAL RETURN (%)                                              (3.86)      (5.27)     (13.35)      14.59       17.89         .33
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                  61,466      60,829      65,657      81,711      99,092      90,804
   Ratios to average net assets (%):
      Operating expenses(4),(5)                                 .29         .31         .28         .24         .28         .36
      Net investment income(5)                                 1.73        1.81        2.84        3.01        2.83        2.07
   Portfolio turnover (%)                                     10.39       36.01      102.02       42.47       51.09      101.40

----------
(1) For the six months ended February 28, 2003 (Unaudited).

(2) Average month-end shares outstanding were used for this calculation.

(3) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

(4) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(5) During the year ended August 31, 2002, the fund experienced a one time reduction in its expenses of twenty-two basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

LIFE SOLUTIONS GROWTH FUND


The returns and all other information shown below are for the original SSgA Fund class that is not offered in this prospectus. The annual returns for the Class R Shares offered in this prospectus would be lower due to higher distribution and service (12b-1) fees of the Class R Shares.


                                                                              FISCAL YEARS ENDED AUGUST 31,

                                                           2003(1)       2002        2001       2000        1999        1998
NET ASSET VALUE, BEGINNING OF PERIOD                      $    8.59   $    9.63   $   15.73   $   14.62   $   13.02   $   14.79
                                                          ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM OPERATIONS:
   Net investment income (loss)(2),(3)                          .04         .11         .16         .26         .26         .38
   Net realized and unrealized gain (loss)                     (.58)      (1.01)      (2.94)       2.13        2.81        (.75)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total Income From Operations                             (.54)       (.90)      (2.78)       2.39        3.07        (.37)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS:
   Dividends from net investment income                        (.07)       (.14)      (1.12)       (.72)       (.55)       (.71)
   Dividends from net realized gain on investments               --          --       (2.20)       (.56)       (.92)       (.69)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
      Total Distributions                                      (.07)       (.14)      (3.32)      (1.28)      (1.47)      (1.40)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                            $    7.98   $    8.59   $    9.63   $   15.73   $   14.62   $   13.02
                                                          ---------   ---------   ---------   ---------   ---------   ---------
TOTAL RETURN (%)                                              (6.29)      (9.40)     (20.16)      17.15       24.72       (2.68)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)                  31,299      32,910      38,518      51,411      65,018      53,432
   Ratios to average net assets (%):
      Operating expenses(4),(5)                                 .28         .38         .35         .35         .38         .41
      Net investment income(5)                                  .91         .73        1.41        1.78        1.89        1.52
   Portfolio turnover (%)                                      7.75       40.17      111.13       33.00       43.15       67.66

----------
(1) For the six months ended February 28, 2003 (Unaudited).

(2) Average month-end shares outstanding were used for this calculation.

(3) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the fund invests.

(4) The calculation includes only those expenses charged directly to the fund and does not include expenses charged to the Underlying Funds in which the fund invests.

(5) During the year ended August 31, 2002, the fund experienced a one time reduction in its expenses of forty-seven basis points as a result of expenses accrued in a prior period. The fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

                   ADDITIONAL INFORMATION ABOUT THE SSGA FUNDS

CLASS R SHAREHOLDERS: For shareholder inquiries regarding your Class R Shares of the SSgA Funds or to request additional information on the Class R Shares Funds offered in this prospectus, including the Funds' Statement of Additional Information, annual or semi-annual report, please contact your Financial Intermediary.

Statements of Additional Information (SAI) include additional information about each fund. Each fund's SAI is incorporated into this prospectus by reference and is available, without charge, upon request. Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, or other information about a fund, please contact:


                        State Street Global Markets, LLC
                         State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327


The prospectuses, SAIs and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about a fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the SSgA Funds are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                      State Street Financial Center, Boston
                                1 Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             AGGRESSIVE EQUITY FUND

                                 CLASS R SHARES

                                  July 31, 2003



This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated July 31, 2003. You may obtain a copy of the prospectus by calling 1-800-647-7327.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2002 and semi-annual report to shareholders for the period ended February 28, 2003. A copy of the fund's annual and semi-annual reports accompany this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                   3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                               3

  INVESTMENT STRATEGIES                                                        3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                         5
  INVESTMENT RESTRICTIONS                                                      8
  TEMPORARY DEFENSIVE POSITION                                                 9
  PORTFOLIO TURNOVER                                                           9

MANAGEMENT OF THE FUND                                                        10

   BOARD OF TRUSTEES AND OFFICERS                                             10
   COMPENSATION                                                               14
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR
   ENDED DECEMBER 31, 2002                                                    15
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                     16

INVESTMENT ADVISORY AND OTHER SERVICES                                        16

   ADVISOR                                                                    16
   ADMINISTRATOR                                                              17
   CUSTODIAN AND TRANSFER AGENT                                               18
   DISTRIBUTOR                                                                19
   CODE OF ETHICS                                                             19
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                   19
   INDEPENDENT ACCOUNTANTS                                                    21
   LEGAL COUNSEL                                                              21

BROKERAGE PRACTICES AND COMMISSIONS                                           21

PRICING OF FUND SHARES                                                        23

TAXES                                                                         24

CALCULATION OF PERFORMANCE DATA                                               25

ADDITIONAL INFORMATION                                                        26

   SHAREHOLDER MEETINGS                                                       26
   CAPITALIZATION AND VOTING                                                  26
   FEDERAL LAW AFFECTING STATE STREET                                         27
   PROXY VOTING POLICY                                                        27
   MASSACHUSETTS BUSINESS TRUST                                               27

FINANCIAL STATEMENTS                                                          28

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified1, in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

RUSSELL 3000(R)INDEX. The fund will measure its performance against the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the

US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 8 are fundamental and restrictions 9 through 11 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.

The portfolio turnover shown below is for the original SSgA Funds class (referred to as the "Institutional Class"). The portfolio turnover rate for the Institutional Class for the fiscal years ended August 31 was:

          2002                  2001                  2000
         ------------------------------------------------------------
          251.64%               262.01%               336.60%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Board of Trustees as a group beneficially own less than 1% of the outstanding voting securities the Trust. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

COMMITTEES OF THE BOARD OF TRUSTEES. There are three standing committees of the Board of Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd, met two times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors; review the fees charged by the auditors for audit and non-audit services; investigate improprieties or suspected improprieties in fund operations; report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and perform such other functions consistent with this Charter, the Trust's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of Messrs. Anderson, Harbert, Marshall, Mastrovich, Riley, Shirk, Taber and Todd, met two times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees. The Governance Committee will not consider nominees recommended by securities holders.

- The Valuation Committee, which consists of Messrs. Anderson, Harbert, Marshall, Mastrovich, Riley, Shirk, Taber and Todd, meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company did not convene any special meetings of the Valuation Committee during the last fiscal year. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes special meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and other directorships held during the past five years.


INTERESTED TRUSTEES



                          POSITION(S) WITH SSgA                                                              NUMBER OF
                          FUNDS;                                                                             PORTFOLIOS IN FUND
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              COMPLEX OVERSEEN
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  BY TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
 Lynn L. Anderson         -    Trustee since       -    Vice Chairman, Frank Russell Company                 -    27
 909 A Street                  1988                     (institutional financial consultant);
 Tacoma, WA  98402        -    Interested          -    Chairman of the Board, Frank Russell
 Age 63                        Person of the            Investment Management Company (investment
                               SSgA Funds (as           management); and Frank Russell Investment Company
                               defined in the           and Russell Investment Funds (registered
                               1940 Act) due to         investment companies);
                               his employment by   -    Chairman of the Board and Chief Executive
                               the parent               Officer, Russell Fund Distributors, Inc. (mutual
                               company of the           fund broker-dealer and underwriter) and Frank
                               Administrator            Russell Trust Company; and
                          -    Chairman of         -    Director, Russell Insurance Agency, Inc.,
                               the Board and            Frank Russell Investments (Ireland) Limited and
                               President                Frank Russell Investments (Cayman) Ltd. (managers
                          -    Member,                  of investment companies); and Frank Russell
                               Governance               Investment Company plc; Frank Russell Investment
                               Committee                Company II plc, Frank Russell Investment Company
                          -    Member,                  III plc, Frank Russell Institutional Funds plc;
                               Valuation                (investment companies).
                               Committee

 Timothy B. Harbert       -    Trustee since       -    2001 to Present, Chairman and Chief Executive        -    27
 State Street Financial        2003                     Officer, State Street Global Advisors (investment
 Center                   -    Interested               management);
 One Lincoln Street            person of the       -    1992 to 2001, President and Chief Operating
 Boston, MA  02111-2900        SSgA Funds (as           Officer, State Street Global Advisors  (investment
 Age 52                        defined in the           management);
                               1940 Act) due to    -    1996 to Present - Executive Vice President,
                               his employment by        State Street Bank & Trust Company (trust company);
                               an affiliate of     -    Director, SSgA Funds Management, Inc.
                               the Advisor              (investment advisor); Citistreet, LLC (plan
                          -    Member,                  recordkeeper); State Street Banque, S.A.  (French
                               Governance               bank); State Street Global Advisors, Ltd., London
                               Committee                (investment management); State Street Global
                          -    Member,                  Advisors, GmbH, Munich  (investment management);
                               Valuation                State Street Global Advisors, Canada, Ltd.
                               Committee                (investment management); State Street Global
                                                        Advisors, Australia, Ltd. (investment management);
                                                        State Street Global Advisors, Japan, Ltd.
                                                        (investment management); State Street Global
                                                        Markets, LLC (broker-dealer); Bentley College;
                                                   -    Chairman of the Board, streetTRACKS Series
                                                        Trust (registered investment company); SSgA
                                                        Funds Management, Inc. (investment
                                                        advisor); State Street Global Advisors, Inc.
                                                        (Delaware) (holding company); Bel Air Investment
                                                        Advisors, LLC (investment management); and
                                                        President and Director, State Street Global
                                                        Advisors, Cayman (investment manager).

INDEPENDENT TRUSTEES



                          POSITION(S) WITH SSgA                                                              NUMBER OF
                          FUNDS;                                                                             PORTFOLIOS IN FUND
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              COMPLEX OVERSEEN
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  BY TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
 William L. Marshall      -    Trustee since       -    Chief Executive Officer and President, Wm. L.        -    27
 33 West Court Street          1988                     Marshall Associates, Inc., Wm. L. Marshall
 Doylestown, PA 18901     -    Chairman,                Companies, Inc. and the Marshall Financial Group,
 Age 60                        Audit Committee          Inc. (a registered investment advisor and provider
                          -    Member,                  of financial and related consulting services);
                               Governance          -    Certified Financial Planner and Member,
                               Committee                Financial Planners Association; and
                          -    Member,             -    Registered Representative and Principal for
                               Valuation                Securities with Cambridge Investment Research,
                               Committee                Inc., Fairfield, Iowa.

 Steven J. Mastrovich     -    Trustee since       -    September 2000 to Present, Global Head of            -    27
 623 Clapboardtree             1988                     Structured Real Estate, J.P. Morgan Investment
 Street                   -    Member, Audit            Management (private real estate investment for
 Westwood, MA  02090           Committee                clients primarily outside of the US to locate
 Age 46                   -    Member,                  private real estate investments in the US);
                               Governance          -    January 2000 to September 2000, Managing
                               Committee                Director, HSBC Securities (USA) Inc. (banking and
                          -    Member,                  financial services);
                               Valuation           -    From 1998 to 2000, President, Key Global
                               Committee                Capital, Inc. (provider of equity and mezzanine
                                                        capital to real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

 Patrick J. Riley         -    Trustee since       -    2003 to Present, Associate Justice,                  -    27
 One Corporate Place           1988                     Commonwealth of Massachusetts Superior Court;
 55 Ferncroft Road        -    Member, Audit       -    1985 to 2002, Partner, Riley, Burke & Donahue,
 Danvers, MA  01923            Committee                L.L.P. (law firm); and
 Age 54                   -    Member,             -    Director, SSgA Cash Management Fund plc; and
                               Governance               State Street Global Advisors Ireland, Ltd.
                               Committee                (investment companies).
                          -    Member,
                               Valuation
                               Committee

 Richard D. Shirk         -    Trustee since       -    March 2001 to April 2002, Chairman, Cerulean         -    27
 1180 Brookgate Way, NE        1988                     Companies, Inc. (holding company) (Retired);
 Atlanta, GA  30319-2877  -    Member, Audit       -    1996 to March 2001, President and Chief
 Age 57                        Committee                Executive Officer, Cerulean Companies, Inc.
                          -    Member,                  (holding company);
                               Governance          -    1992 to March 2001, President and Chief
                               Committee                Executive Officer, Blue Cross/Blue Shield of
                          -    Member,                  Georgia (trade association for independent Blue
                               Valuation                Cross and Blue Shield health care plans);
                               Committee           -    1993 to November 2001, Chairman and Board
                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);
                                                   -    November 1998 to Present, Board Member,
                                                        Healthcare Georgia Foundation (private
                                                        foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

 Bruce D. Taber           -    Trustee since       -    Consultant, Computer Simulation, General             -    27
 26 Round Top Road             1991                     Electric Industrial Control Systems (diversified
 Boxford, MA  01921       -    Member, Audit            technology and services company); and
 Age 59                        Committee           -    Director, SSgA Cash Management Fund plc and
                          -    Member,                  State Street Global Advisors Ireland, Ltd.
                               Governance               (investment companies).
                               Committee
                          -    Member,
                               Valuation
                               Committee

 Henry W. Todd            -    Trustee since       -    Chairman, President and CEO, A.M. Todd Group,        -    27
 150 Domorah Drive             1988                     Inc. (flavorings manufacturer);
 Montgomeryville, PA      -    Member, Audit       -    President and CEO, Zink & Triest Co., Inc.
 18936                         Committee                (dealer in vanilla flavoring); and
 Age 55                   -    Member,             -    Director, SSgA Cash Management Fund plc and
                               Governance               State Street Global Advisors Ireland, Ltd.
                               Committee                (investment companies).
                          -    Member,
                               Valuation
                               Committee



PRINCIPAL OFFICERS



                          POSITION(S) WITH SSgA
NAME, ADDRESS AND         FUNDS;
AGE                       LENGTH OF TIME SERVED    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER DIRECTORSHIPS HELD
------------------------- ------------------------ ------------------------------------------------------------------------------
 Agustin J. Fleites       -    Principal           -    2002 to Present, President, SSgA Funds Management, Inc. (investment
 State Street Financial        Executive Officer        advisor);
 Center                        and Chief           -    2001 to Present, Senior Principal, State Street Global Advisors;
 One Lincoln Street            Executive Officer        Managing Director, Advisor Strategies (investment management);
 Boston, MA  02111-2900        since 2003          -    1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore
 Age 37                                                 Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation Strategies.

 J. David Griswold        -    Vice                -    Director - Global Regulatory Policy and Assistant Secretary, Frank
 909 A Street                  President and            Russell Company (institutional financial consultant);
 Tacoma, WA  98402             Secretary since     -    Assistant Secretary and Associate General Counsel, Frank Russell
 Age 45                        1994                     Investment Management Company (investment management), Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -    Assistant Secretary and Associate General Counsel, Russell Fund
                                                        Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director,  Frank Russell Canada Limited/Limitee (institutional financial consultant).

 James Ross               -    Vice                -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
 State Street Financial        President since          advisor);
 Center                        2002                -    2000 to Present, Principal, State Street Global Advisors
 One Lincoln Street                                     (investment management);
 Boston, MA  02111-2900                            -    1992 to 2000, Vice President, State Street Corporation (diversified
 Age 37                                                 financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                        (registered investment company).

 Mark E. Swanson          -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment
 909 A Street                  Principal                Management Company (investment management) and Frank Russell Trust
 Tacoma, WA  98402             Accounting               Company (trust company); and
 Age 39                        Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and  Russell Investment Funds (registered investment companies).


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $92,500 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

The compensation information shown below is for the Institutional Class for the fiscal year ending August 31, 2002:

                                                                         TOTAL COMPENSATION FROM
                                          AGGREGATE COMPENSATION        FUND AND FUND COMPLEX PAID
               NAME/POSITION                    FROM FUND                      TO TRUSTEES
       Lynn L. Anderson, Chairman
       of the Board and President                       None                           None

       William L. Marshall, Trustee                  $ 1,846                      $ 102,475

       Steven J. Mastrovich, Trustee                 $ 1,770                      $  98,280

       Patrick J. Riley, Trustee                     $ 1,825                      $ 101,343

       Richard D. Shirk, Trustee                     $ 1,803                      $ 100,110

       Bruce D. Taber, Trustee                       $ 1,807                      $ 100,348

       Henry W. Todd, Trustee                        $ 1,773                      $ 98,444

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002

                                                                                                AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN
                                                                                                    ALL REGISTERED
                                                                                                 INVESTMENT COMPANIES
                                                                                               OVERSEEN BY TRUSTEES IN
                                                  DOLLAR RANGE OF EQUITY                         FAMILY OF INVESTMENT
           TRUSTEE                               SECURITIES IN EACH FUND                              COMPANIES
--------------------------------------------------------------------------------------------------------------------------------

Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000               $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    Core Opportunities Fund               $10,001-$50,000                $50,001-$100,00

                                Disciplined Equity Fund               $10,001-$50,000

                                Aggressive Equity Fund                $1-$10,000

                                Emerging Markets Fund                 $10,001-$50,000

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $10,001-$50,000                $10,001-$50,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                  Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection         $10,001-$50,000
                                Fund

                                Emerging Markets Fund                 $10,001-$50,000

                                Core Opportunities Fund               $50,001-$100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       US Government Money Market Fund       $10,001-$50,000                  Over $100,000

                                Emerging Markets Fund                 $10,001-$50,000

                                Core Opportunities Fund               $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

                                Tax Free Money Market Fund            $10,001-$50,000

                                High Yield Bond Fund                  Over $100,000

                                Special Equity Fund                   $1-$10,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000                 $50,001-$100,000


                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          Special Equity                        $10,001-$50,000                 $10,001-$50,000

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of July 1, 2003, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.


As of July 1, 2003, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Institutional Class of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:



- Charles Schwab & Co. Inc., Special Cust. FBO our Customers Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122--13.12%



- Windanchor (2DLB), 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--39.74%



- Winddeck (2DLG), 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--28.67%



- Windcove (2DLI), 1776 Heritage Drive, 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--9.48%


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR


SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center; One Lincoln Street; Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.


The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The Institutional Class accrued the following expenses to Advisor for the fiscal years ended August 31 (and for periods prior to May 1, 2001, to the Institutional Class's previous advisor):

          2002                  2001                  2000
         ------------------------------------------------------------
          $420,481              $84,846               $78,910

The Advisor has agreed to reimburse the fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. The Advisor has contractually agreed to this reimbursement through December 31, 2003. This reimbursement amounted to $404 in fiscal 2002, $154,939 in fiscal 2001, and $79,028 in fiscal 2000.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 8, 2003, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are very satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Institutional Class accrued the following expenses to Administrator for the fiscal years ended August 31:

          2002                  2001                  2000
         ------------------------------------------------------------
          $49,242               $41,481               $13,783


CUSTODIAN AND TRANSFER AGENT

State Street serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);

-    Multiple Class Fee--$18,000 per class;


- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation.  $350 per month;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;


-    On-line Service Charges, Accounting--$80 per month per fund; and


- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.


For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR


State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center; One Lincoln Street; Boston, MA 02111-2900.


CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC (collectively, the "Service Organizations). The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with State Street are reviewed annually by the Board of Trustees.

The Institutional Class accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) for the fiscal years ended August 31:

           2002                   2001                  2000
         -------------------------------------------------------------
         $10,746                $7,353                $5,413

Since March 1, 2002, the Institutional Class accrued the following expenses to the Distributor (State Street Global Markets, LLC) for the fiscal year ended August 31:

         2002
         ---------------
         $19,240

For fiscal 2002, these amounts are reflective of the following individual payments:

         Advertising                                       $ 1,722
         Printing                                          $ 2,071
         Compensation to Dealers                           $ 3,199
         Compensation to Sales Personnel                   $20,522
         Other(1)                                          $ 2,472

The Institutional Class accrued expenses in the following amount to State Street under a Service Agreement pursuant to Rule 12b-1 for the fiscal years ended August 31:

         2002                              2001                           2000
         --------------------------------------------------------------------------
         $1,282                            $368                           $565

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The following information with respect to brokerage pertains to the Institutional Class.

The total brokerage commissions paid by the Advisor amounted to the following for the fiscal years ended August 31:

         2002                   2001                  2000
         -------------------------------------------------------------
         $246,250               $103,947              $43,155

Of the total brokerage commissions paid by the Advisor, commissions received by an affiliated broker/dealer amounted to the following for the fiscal years ended August 31:

         2002                   2001                  2000
        -------------------------------------------------------------
         $5,018                 $38,664               $11,435

Relating to the total brokerage commissions paid by the Advisor for the fiscal year ended August 31, 2002, the percentage of brokerage commissions received by an affiliated broker/deal amounted to 2.0% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 3.3% for the fiscal year ended August 31, 2002.

During the fiscal year ended August 31, 2002, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2002, are as follows:

                                                                 SECURITIES                  COMMISSIONS
                                                                   ($000)                      ($000)
                                                           -------------------------------------------------------
       Lehman Brothers                                           38,828                          11
       Fidelity Capital Markets                                  32,333                          69
       Merrill Lynch                                             25,708                          --
       Investment Technology Group                               23,837                          15
       State Street Global Markets                               20,984                           4
       Morgan Stanley                                            15,729                          24
       Standard & Poor's Securities, Inc.                        11,729                          10
       Credit Suisse First Boston                                10,670                          29
       Goldman Sachs                                              7,619                          --
       Spear, Leeds & Kellogg Capital Markets                     4,066                          --
       RBC Dominion Securities                                       --                          10
       Seslia Securities                                             --                           8
       UBS                                                           --                           5


                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value as determined in accordance with procedures approved by the Board of Trustees.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.


                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2002, the Institutional Class had net tax basis capital loss carryovers of $227,273 and $7,111,134, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009 and August 31, 2010, respectively, whichever occurs first. As permitted by tax regulations, the Institutional Class intends to defer a net realized capital loss of $4,232,080 incurred from November 1, 2001 to August 31, 2002, and treat it as arising the fiscal year 2002.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                                 P(1+T)(TO THE POWER OF n) = ERV

            where:  P =         a hypothetical initial payment of $1,000
                    T =         average annual total return
                    n =         number of years
                    ERV =       ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                P(1+T)(TO THE POWER OF n) = ATV(SUB D)

            where:  P =              a hypothetical initial payment of $1,000
                    T =              average annual total return (after taxes on
                                     distributions)
                    n =              number of years
                    ATV(SUB D) =     ending value of a hypothetical $1,000
                                     payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption


The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the Institutional Class is as follows:

           ONE YEAR ENDING          INCEPTION TO
           AUGUST 31, 2002          AUGUST 31, 2002(1)
           ------------------------ ---------------------
             (11.42%)                  13.67%


                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses

----------
(1) Annualized.  The fund commenced operations on December 30, 1998.

associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance. If areas of concern are discovered, the issues are examined in detail by the Advisor and voted as determined to be in the best interest of the fund.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will been entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

Audited financial statements will be available within 60 days following the end of the fund's then current fiscal year, which ends August 31. When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS
                          State Street Financial Center
                              One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                             CORE OPPORTUNITIES FUND

                                 CLASS R SHARES

                                 July 31, 2003



This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated July 31, 2003. You may obtain a copy of the prospectus by calling 1-800-647-7327.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2002 and semi-annual report to shareholders for the period ended February 28, 2003. A copy of the fund's annual and semi-annual reports accompany this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                   3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                               3

  INVESTMENT STRATEGIES                                                        3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                         5
  INVESTMENT RESTRICTIONS                                                      8
  TEMPORARY DEFENSIVE POSITION                                                 9
  PORTFOLIO TURNOVER                                                          10

MANAGEMENT OF THE FUND                                                        10

  BOARD OF TRUSTEES AND OFFICERS                                              10
  COMPENSATION                                                                14
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR
     THE CALENDAR YEAR ENDED DECEMBER 31, 2002                                15
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                      16

INVESTMENT ADVISORY AND OTHER SERVICES                                        16

  ADVISOR                                                                     16
  ADMINISTRATOR                                                               17
  CUSTODIAN AND TRANSFER AGENT                                                18
  DISTRIBUTOR                                                                 19
  CODE OF ETHICS                                                              19
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                    19
  INDEPENDENT ACCOUNTANTS                                                     21
  LEGAL COUNSEL                                                               21

BROKERAGE PRACTICES AND COMMISSIONS                                           22

PRICING OF FUND SHARES                                                        23

TAXES                                                                         24

CALCULATION OF PERFORMANCE DATA                                               25

ADDITIONAL INFORMATION                                                        26

  SHAREHOLDER MEETINGS                                                        26
  CAPITALIZATION AND VOTING                                                   26
  FEDERAL LAW AFFECTING STATE STREET                                          26
  PROXY VOTING POLICY                                                         27
  MASSACHUSETTS BUSINESS TRUST                                                27

FINANCIAL STATEMENTS                                                          27

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA Core Opportunities Fund was formerly known as the SSgA Growth and Income Fund. The name change took effect on December 27, 2002.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE S&P 500(R) INDEX. The fund will measure its performance against the S&P 500(R) Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.

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Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing

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covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account.

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Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 16 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply on a fund-by-fund basis at the time an investment is made. The fund will not:

  1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

  2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. Should the parties to these transactions fail financially, the fund may experience delays or loss of rights in the collateral securing the borrowers' obligations.

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  3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

  4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

  5. Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; or (ii) the entry into "repurchase agreements." The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio Securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

  6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

  7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  8. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

  9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

 10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

 11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

 12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including its investment advisor and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

 13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, and except to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

 14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

 15. Make investments for the purpose of gaining control of an issuer's management.

 16. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These

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short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The portfolio turnover shown below is for the original SSgA Funds class (referred to as the "Institutional Class"). The portfolio turnover rates for the Institutional Class for the fiscal years ended August 31 were:


          2002            2001           2000
         -------------   ------------   -------------
            45.27%          43.87%          49.72%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Board of Trustees as a group beneficially own less than 1% of the outstanding voting securities the Trust. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

COMMITTEES OF THE BOARD OF TRUSTEES. There are three standing committees of the Board of Trustees:

  - Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd, met two times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors; review the fees charged by the auditors for audit and non-audit services; investigate improprieties or suspected improprieties in fund operations; report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and perform such other functions consistent with this Charter, the Trust's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

  - The Governance Committee, which consists of Messrs. Anderson, Harbert, Marshall, Mastrovich, Riley, Shirk, Taber and Todd, met two times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees. The Governance Committee will not consider nominees recommended by securities holders.

  - The Valuation Committee, which consists of Messrs. Anderson, Harbert, Marshall, Mastrovich, Riley, Shirk, Taber and Todd, meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company did not convene any special meetings of the Valuation Committee during the last fiscal year. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes special meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and other directorships held during the past five years.


INTERESTED TRUSTEES



                          POSITION(S) WITH SSGA                                                              NUMBER OF
                          FUNDS;                                                                             PORTFOLIOS IN FUND
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              COMPLEX OVERSEEN
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  BY TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
 Lynn L. Anderson         -    Trustee since       -    Vice Chairman, Frank Russell Company                 -    27
 909 A Street                  1988                     (institutional financial consultant);
 Tacoma, WA  98402        -    Interested          -    Chairman of the Board, Frank Russell
 Age 63                        Person of the            Investment Management Company (investment
                               SSgA Funds (as           management); and Frank Russell Investment Company
                               defined in the           and Russell Investment Funds (registered
                               1940 Act) due to         investment companies);
                               his employment by   -    Chairman of the Board and Chief Executive
                               the parent               Officer, Russell Fund Distributors, Inc. (mutual
                               company of the           fund broker-dealer and underwriter) and Frank
                               Administrator            Russell Trust Company; and
                          -    Chairman of         -    Director, Russell Insurance Agency, Inc.,
                               the Board and            Frank Russell Investments (Ireland) Limited and
                               President                Frank Russell Investments (Cayman) Ltd. (managers
                          -    Member,                  of investment companies); and Frank Russell
                               Governance               Investment Company plc; Frank Russell Investment
                               Committee                Company II plc, Frank Russell Investment Company
                          -    Member,                  III plc, Frank Russell Institutional Funds plc;
                               Valuation                (investment companies).
                               Committee

 Timothy B. Harbert       -    Trustee since       -    2001 to Present, Chairman and Chief Executive        -    27
 State Street Financial        2003                     Officer, State Street Global Advisors (investment
 Center                   -    Interested               management);
 One Lincoln Street            person of the       -    1992 to 2001, President and Chief Operating
 Boston, MA  02111-2900        SSgA Funds (as           Officer, State Street Global Advisors  (investment
 Age 52                        defined in the           management);
                               1940 Act) due to    -    1996 to Present - Executive Vice President,
                               his employment by        State Street Bank & Trust Company (trust company);
                               an affiliate of     -    Director, SSgA Funds Management, Inc.
                               the Advisor              (investment advisor); Citistreet, LLC (plan
                          -    Member,                  recordkeeper); State Street Banque, S.A.  (French
                               Governance               bank); State Street Global Advisors, Ltd., London
                               Committee                (investment management); State Street Global
                          -    Member,                  Advisors, GmbH, Munich  (investment management);
                               Valuation                State Street Global Advisors, Canada, Ltd.
                               Committee                (investment management); State Street Global
                                                        Advisors, Australia, Ltd. (investment management);
                                                        State Street Global Advisors, Japan, Ltd.
                                                        (investment management); State Street Global
                                                        Markets, LLC (broker-dealer); Bentley College;
                                                   -    Chairman of the Board, streetTRACKS Series
                                                        Trust (registered investment company); SSgA
                                                        Funds Management, Inc. (investment
                                                        advisor); State Street Global Advisors, Inc.
                                                        (Delaware) (holding company); Bel Air Investment
                                                        Advisors, LLC (investment management); and
                                                        President and Director, State Street Global
                                                        Advisors, Cayman (investment manager).

INDEPENDENT TRUSTEES



                          POSITION(S) WITH SSGA                                                              NUMBER OF
                          FUNDS;                                                                             PORTFOLIOS IN FUND
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              COMPLEX OVERSEEN
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  BY TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
 William L. Marshall      -    Trustee since       -    Chief Executive Officer and President, Wm. L.        -    27
 33 West Court Street          1988                     Marshall Associates, Inc., Wm. L. Marshall
 Doylestown, PA 18901     -    Chairman,                Companies, Inc. and the Marshall Financial Group,
 Age 60                        Audit Committee          Inc. (a registered investment advisor and provider
                          -    Member,                  of financial and related consulting services);
                               Governance          -    Certified Financial Planner and Member,
                               Committee                Financial Planners Association; and
                          -    Member,             -    Registered Representative and Principal for
                               Valuation                Securities with Cambridge Investment Research,
                               Committee                Inc., Fairfield, Iowa.

 Steven J. Mastrovich     -    Trustee since       -    September 2000 to Present, Global Head of            -    27
 623 Clapboardtree             1988                     Structured Real Estate, J.P. Morgan Investment
 Street                   -    Member, Audit            Management (private real estate investment for
 Westwood, MA  02090           Committee                clients primarily outside of the US to locate
 Age 46                   -    Member,                  private real estate investments in the US);
                               Governance          -    January 2000 to September 2000, Managing
                               Committee                Director, HSBC Securities (USA) Inc. (banking and
                          -    Member,                  financial services);
                               Valuation           -    From 1998 to 2000, President, Key Global
                               Committee                Capital, Inc. (provider of equity and mezzanine
                                                        capital to real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

 Patrick J. Riley         -    Trustee since       -    2003 to Present, Associate Justice,                  -    27
 One Corporate Place           1988                     Commonwealth of Massachusetts Superior Court;
 55 Ferncroft Road        -    Member, Audit       -    1985 to 2002, Partner, Riley, Burke & Donahue,
 Danvers, MA  01923            Committee                L.L.P. (law firm); and
 Age 54                   -    Member,             -    Director, SSgA Cash Management Fund plc; and
                               Governance               State Street Global Advisors Ireland, Ltd.
                               Committee                (investment companies).
                          -    Member,
                               Valuation
                               Committee

 Richard D. Shirk         -    Trustee since       -    March 2001 to April 2002, Chairman, Cerulean         -    27
 1180 Brookgate Way, NE        1988                     Companies, Inc. (holding company) (Retired);
 Atlanta, GA  30319-2877  -    Member, Audit       -    1996 to March 2001, President and Chief
 Age 57                        Committee                Executive Officer, Cerulean Companies, Inc.
                          -    Member,                  (holding company);
                               Governance          -    1992 to March 2001, President and Chief
                               Committee                Executive Officer, Blue Cross/Blue Shield of
                          -    Member,                  Georgia (trade association for independent Blue
                               Valuation                Cross and Blue Shield health care plans);
                               Committee           -    1993 to November 2001, Chairman and Board
                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);
                                                   -    November 1998 to Present, Board Member,
                                                        Healthcare Georgia Foundation (private
                                                        foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

 Bruce D. Taber           -    Trustee since       -    Consultant, Computer Simulation, General             -    27
 26 Round Top Road             1991                     Electric Industrial Control Systems (diversified
 Boxford, MA  01921       -    Member, Audit            technology and services company); and
 Age 59                        Committee           -    Director, SSgA Cash Management Fund plc and
                          -    Member,                  State Street Global Advisors Ireland, Ltd.
                               Governance               (investment companies).
                               Committee
                          -    Member,
                               Valuation
                               Committee

 Henry W. Todd            -    Trustee since       -    Chairman, President and CEO, A.M. Todd Group,        -    27
 150 Domorah Drive             1988                     Inc. (flavorings manufacturer);
 Montgomeryville, PA      -    Member, Audit       -    President and CEO, Zink & Triest Co., Inc.
 18936                         Committee                (dealer in vanilla flavoring); and
 Age 55                   -    Member,             -    Director, SSgA Cash Management Fund plc and
                               Governance               State Street Global Advisors Ireland, Ltd.
                               Committee                (investment companies).
                          -    Member,
                               Valuation
                               Committee

PRINCIPAL OFFICERS



                          POSITION(S) WITH SSGA
NAME, ADDRESS AND         FUNDS;
AGE                       LENGTH OF TIME SERVED    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER DIRECTORSHIPS HELD
------------------------- ------------------------ ------------------------------------------------------------------------------
 Agustin J. Fleites       -    Principal           -    2002 to Present, President, SSgA Funds Management, Inc. (investment
 State Street Financial        Executive Officer        advisor);
 Center                        and Chief           -    2001 to Present, Senior Principal, State Street Global Advisors;
 One Lincoln Street            Executive Officer        Managing Director, Advisor Strategies (investment management);
 Boston, MA  02111-2900        since 2003          -    1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore
 Age 37                                                 Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation Strategies.

 J. David Griswold        -    Vice                -    Director - Global Regulatory Policy and Assistant Secretary, Frank
 909 A Street                  President and            Russell Company (institutional financial consultant);
 Tacoma, WA  98402             Secretary since     -    Assistant Secretary and Associate General Counsel, Frank Russell
 Age 45                        1994                     Investment Management Company (investment management), Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -    Assistant Secretary and Associate General Counsel, Russell Fund
                                                        Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

 James Ross               -    Vice                -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
 State Street Financial        President since          advisor);
 Center                        2002                -    2000 to Present, Principal, State Street Global Advisors
 One Lincoln Street                                     (investment management);
 Boston, MA  02111-2900                            -    1992 to 2000, Vice President, State Street Corporation (diversified
 Age 37                                                 financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                        (registered investment company).

 Mark E. Swanson          -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment
 909 A Street                  Principal                Management Company (investment management) and Frank Russell Trust
 Tacoma, WA  98402             Accounting               Company (trust company); and
 Age 39                        Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and  Russell Investment Funds (registered investment companies).


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $92,500 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

The compensation information shown below is for the Institutional Class for the fiscal year ended August 31, 2002.

                                                              TOTAL COMPENSATION FROM
                                  AGGREGATE COMPENSATION     FUND AND FUND COMPLEX PAID
           NAME/POSITION                 FROM FUND                   TO TRUSTEES
     -------------------------    -----------------------    ---------------------------

       Lynn L. Anderson,
       Chairman of the Board
       and President                       None                          None


       William L. Marshall,
       Trustee                            $ 2,736                      $ 102,475


       Steven J. Mastrovich,
       Trustee                            $ 2,624                      $  98,280


       Patrick J. Riley,
       Trustee                            $ 2,705                      $ 101,343


       Richard D. Shirk,
       Trustee                            $ 2,672                      $ 100,110


       Bruce D. Taber,                    $ 2,679                      $ 100,348

       Trustee

       Henry W. Todd,
       Trustee                            $ 2,628                       $ 98,444

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002

                                                                                    AGGREGATE DOLLAR RANGE
                                                                                    OF EQUITY SECURITIES IN
                                         DOLLAR RANGE OF EQUITY                         ALL REGISTERED
                                         SECURITIES IN EACH FUND                    INVESTMENT COMPANIES
                                                                                    OVERSEEN BY TRUSTEES IN
       TRUSTEE                                                                       FAMILY OF INVESTMENT
                                                                                         COMPANIES
------------------------     ---------------------------    --------------------    ---------------------------

Lynn L. Anderson,            Disciplined Equity Fund        $ 10,001-$ 50,000             $ 10,001-$ 50,000
Trustee
                             Small Cap Fund                 $ 10,001-$ 50,000

William L. Marshall,         Core Opportunities Fund        $ 10,001-$ 50,000             $ 50,001-$ 100,00
Trustee
                             Disciplined Equity Fund        $ 10,001-$ 50,000

                             Aggressive Equity Fund         $ 1-$ 10,000

                             Emerging Markets Fund          $ 10,001-$ 50,000

Steven J. Mastrovich,        S&P 500 Index Fund             $ 10,001-$ 50,000             $ 10,001-$ 50,000
Trustee

Patrick J. Riley,            Special Equity Fund            $ 10,001-$ 50,00                Over $ 100,000
Trustee
                             Aggressive Equity Fund         $ 10,001-$ 50,000

                             International Stock Selection  $ 10,001-$ 50,000
                             Fund

                             Emerging Markets Fund          $ 10,001-$ 50,000

                             Core Opportunities Fund        $ 50,001-$ 100,000

                             Small Cap Fund                 Over $ 100,000

                             Disciplined Equity Fund        Over $ 100,000

Richard D. Shirk,            US Government Money Market     $ 10,001-$ 50,000               Over $ 100,000
Trustee                      Fund

                             Emerging Markets Fund          $ 10,001-$ 50,000

                             Core Opportunities Fund        $ 10,001-$ 50,000

                             Small Cap Fund                 $ 10,001-$ 50,000

                             Tax Free Money Market Fund     $ 10,001-$ 50,000

                             High Yield Bond Fund              Over $ 100,000

                             Special Equit Fund                  $ 1-$ 10,000

Bruce D. Taber,Trustee       Bond Market Fund               $ 10,001-$ 50,000             $ 50,001-$ 100,000

                             Disciplined Equity Fund        $ 10,001-$ 50,000

Henry W. Todd, Trustee       Special Equity                 $ 10,001-$ 50,000             $ 10,001-$ 50,000


CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of July 1, 2003, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.


As of July 1, 2003, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Institutional Class of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:



- Charles Schwab & Co. Inc., Special Cust. A/C FBO Our Customers Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122--7.70%



- State Street Bank & Trust Co. TTEE, State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--31.23%



- State Street Bank & Trust Co. TTEE, FBO Office Depot Retirement (401K) Savings Plan U/A dated 07/01/99, 105 Rosemont Avenue, Westwood, MA 02090-2318--6.64%


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR


SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center; One Lincoln Street; Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.


The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The Institutional Class accrued the following expenses to Advisor for the fiscal years ended August 31 (and for periods prior to May 1, 2001, to the fund's previous advisor):

         2002                2001                      2000
        ----------------    ----------------------    ------------------
         $ 3,602,433          $ 4,037,563                $ 3,466,240

Advisor voluntarily agreed to reimburse the Institutional Class for all expenses in excess of 1.10% of average daily net assets on an annual basis, which amounted to $431,387 in fiscal 2002, $533,110 in fiscal 2001 and $168,469 in fiscal 2000. The Advisor has contractually agreed to this reimbursement through December 31, 2003.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 8, 2003, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are very satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $ 15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $ 2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1  billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $ 1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $ 1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Institutional Class accrued the following expenses to the Administrator for the fiscal years ended August 31:

          2002                2001                 2000
         ---------------    ------------------    ---------------
          $ 174,392            $ 186,190             $ 140,190

CUSTODIAN AND TRANSFER AGENT

State Street serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the all funds other than international funds, feeder funds and the LifeSolutions Funds:


- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);


-    Multiple Class Fee--$18,000 per class;


- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;


- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;



-    On-line Service Charges, Accounting--$80 per month per fund; and


- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.


For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR


State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center; One Lincoln Street; Boston, MA 02111-2900.


CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC (collectively, the "Service Organizations). The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with State Street receive from the fund and or theDistributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with State Street are reviewed annually by the Board of Trustees.

During the fiscal year ended August 31, 2002, the Institutional Class of the Core Opportunities Fund exceeded the .25 of 1% level by $50,348 (a total of ..0118 of 1%) as a result of accounting estimates used for calculations. As provided in the Plan related to the Institutional Class, this amount will be carried forward over the following two fiscal years.

The Institutional Class accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) for the fiscal years ended August 31:

          2002               2001                  2000
         ---------------    ------------------    -----------------
          $ 287,389          $ 669,657             $ 340,901

Since March 1, 2002, the Institutional Class accrued the following expenses to the Distributor (State Street Global Markets, LLC) for the fiscal year ended August 31:

          2002
         ---------------
          $ 271,113

For fiscal 2002, these amounts are reflective of the following individual payments:

       Advertising                             $  32,096
       Printing                                $   4,464
       Compensation to Dealers                 $ 211,693
       Compensation to Sales Personnel         $ 289,876
       Other(1)                                $  20,373

The Institutional Class accrued expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, for the fiscal years ended August 31:

          2002               2001                  2000
         ---------------    ------------------    ------------------
          $ 105,954          $ 118,751              37,465

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The following information with respect to brokerage pertains to the Institutional Class.

The brokerage commissions paid by the Advisor for the fiscal years ended August 31:

          2000               2001                  2000
         ---------------    ------------------    ---------------
          $ 424,149         $ 415,310              $ 381,940

Of the total brokerage commissions paid, commissions received by an affiliated broker/dealer for fiscal 2002 were $76,252. Of that amount, the percentage of affiliated brokerage to total brokerage for the fund was 18.0%.

The percentage of total affiliated transactions (relating to trading activity) to total transactions for the fund was 13.7% for fiscal 2002.

During the fiscal year ended August 31, 2002, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2002, are as follows:

                                              SECURITIES    COMMISSIONS
                                                ($000)         ($000)
                                              ----------    -------------
     State Street Global Markets               91,474                  76
     Fidelity Capital Markets                  83,929                 138
     Lehman Brothers                           46,804                  57
     Standard & Poor's Securities, Inc.        46,643                  54
     Investment Technology Group               22,658                  10
     Credit Suisse First Boston                13,858                  27
     UBS                                        9,966                  11
     Robert Van Securities                      8,869                   8
     Instinet                                   6,057                   4
     Weeden & Co.                               5,966                   8

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value as determined in accordance with procedures approved by the Board of Trustees.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2002, the Institutional Class had net tax basis capital loss carryovers of $1,780,728 and $17,592,473, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009 and August 31, 2010, respectively, whichever occurs first. As permitted by tax regulations, the Institutional Class intends to defer a net realized capital loss of $47,494,201 incurred from November 1, 2001 to August 31, 2002, and treat it as arising the fiscal year 2003.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                            P(1+T)(TO THE POWER OF N) = ERV

            where:  P =    a hypothetical initial payment of $ 1,000
                    T =    average annual total return
                    n =    number of years
                    ERV =  ending redeemable value of a hypothetical
                           $ 1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                         P(1+T)(TO THE POWER OF N) = ATV(SUB D)

            where:  P =           a hypothetical initial payment of $ 1,000
                    T =           average annual total return (after taxes on
                                   distributions)
                    n =           number of years
                    ATV(SUB D) =  ending value of a hypothetical $ 1,000 payment made at the beginning of
                                  the 1-, 5- or 10-year periods (or fractional
                                   portion), after taxes on fund
                                  distributions but not after taxes on
                                  redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the Institutional Class is as follows:

      ONE YEAR ENDING        FIVE YEARS ENDING     INCEPTION TO
      AUGUST 31, 2002        AUGUST 31, 2002       AUGUST 31, 2002(1)
     -------------------    ------------------    ---------------------
       (18.72%)              3.42%                 9.84%

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to

----------
(1) Annualized. The fund commenced operations on September 1, 1993.

perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance. If areas of concern are discovered, the issues are examined in detail by the Advisor and voted as determined to be in the best interest of the fund.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will been entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

Audited financial statements will be available within 60 days following the end of the fund's then current fiscal year, which ends August 31. When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430



                                   SSgA FUNDS
                         State Street Financial Center
                               One Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                BOND MARKET FUND

                                 CLASS R SHARES

                                 July 31, 2003



This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated July 31, 2003. You may obtain a copy of the prospectus by calling 1-800-647-7327.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2002 and semi-annual report to shareholders for the period ended February 28, 2003. A copy of the fund's annual and semi-annual reports accompany this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                       3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                   3

   INVESTMENT STRATEGIES                                                                           3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                            6
   INVESTMENT RESTRICTIONS                                                                        10
   TEMPORARY DEFENSIVE POSITION                                                                   11
   PORTFOLIO TURNOVER                                                                             11

MANAGEMENT OF THE FUND                                                                            12

   BOARD OF TRUSTEES AND OFFICERS                                                                 12
   COMPENSATION                                                                                   16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED
     DECEMBER 31, 2002                                                                            17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                         18

INVESTMENT ADVISORY AND OTHER SERVICES                                                            18

   ADVISOR                                                                                        18
   ADMINISTRATOR                                                                                  19
   CUSTODIAN AND TRANSFER AGENT                                                                   20
   DISTRIBUTOR                                                                                    21
   CODE OF ETHICS                                                                                 21
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                       21
   INDEPENDENT ACCOUNTANTS                                                                        23
   LEGAL COUNSEL                                                                                  23

BROKERAGE PRACTICES AND COMMISSIONS                                                               23

PRICING OF FUND SHARES                                                                            25

TAXES                                                                                             25

CALCULATION OF PERFORMANCE DATA                                                                   26

ADDITIONAL INFORMATION                                                                            28

   SHAREHOLDER MEETINGS                                                                           28
   CAPITALIZATION AND VOTING                                                                      28
   FEDERAL LAW AFFECTING STATE STREET                                                             28
   PROXY VOTING POLICY                                                                            28
   MASSACHUSETTS BUSINESS TRUST                                                                   29

FINANCIAL STATEMENTS                                                                              29

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                      30

   RATINGS OF DEBT INSTRUMENTS                                                                    30
   RATINGS OF COMMERCIAL PAPER                                                                    30

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

LEHMAN BROTHERS AGGREGATE BOND INDEX. The fund will measure its performance against The Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The Index includes all public obligations of the US Treasury (excluding flower bonds and foreign-targeted issues); all publicly issued debt of US Government agencies and quasi-federal corporations; corporate debt guaranteed by the US Government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar denominated, SEC registered corporate debt. Corporate sectors include, but are not limited to, industrial, finance, utility and Yankee. Included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies or international agencies.

The mortgage component of the Lehman Brothers Aggregate Bond Index includes 15- and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC, and FNMA. Balloons are included in the index. The Asset-Backed Index is composed of credit card, auto and home equity loans (pass-throughs, bullets and controlled amortization structures). All securities have an average life of at least one year.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

--------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.

Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES. The funds may purchase variable rate securities which are instruments issued or guaranteed by entities such as the:
(1) US Government, or an agency or instrumentality thereof, (2) corporations,
(3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

MORTGAGE-RELATED SECURITIES. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

ZERO COUPON SECURITIES. These securities are notes, bonds and debentures that:
(1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

Because the fund accrues taxable income from zero coupon securities without receiving regular interest payments in cash, each fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force the fund to sell portfolio securities to maintain portfolio liquidity.

Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.


HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

SWAPS:

- INTEREST RATE TRANSACTIONS. The fund may enter into interest rate transactions, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or it liabilities. The fund will usually enter into interest rate swaps on a net basis., i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. When the fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. The net amount of the excess, if any, of the fund's obligation over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's Custodian. To the extent that the fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the fund's obligation, if any, with respect to such interest rate swaps, accrued on a daily basis. The fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

     The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a fund will diminish compared to what it would have been if this investment technique was not used.

     The fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between its right to receive interest on its portfolio securities and its right and obligation to receive and pay interest pursuant to interest rate swaps.

- TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return.

- CREDIT/DEFAULT SWAPS. Credit/default swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Credit/default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the index options or futures contracts. Conversely, the fund may purchase or sell fewer index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions, restrictions 1 through 9 are fundamental and restrictions 10 through 13 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, the fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Engage in the business of underwriting securities issued by others, except that the fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     7. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     8. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     11. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     12. Make investments for the purpose of gaining control of an issuer's management.

     13. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The portfolio turnover shown below is for the original SSgA Funds class (referred to as the "Institutional Class"). The portfolio turnover rate for the Institutional Class for the fiscal years ended August 31 was:


      2002                               2001                            2000
     --------------------------------- ------------------------------ ------------------------

       532.00%                           388.98%                        248.34%

The increase in the 2002 turnover is due to an increase in trading. There are two main reasons for the increase in the trading activity. First, the interest rate environment during the last period required more trading to meet the fund's investment objective. Second, the portfolio management team has been diversifying the fund's corporate issuer exposure from a historical 2-3% overweight per issuer to a maximum of .25% per issuer.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Board of Trustees as a group beneficially own less than 1% of the outstanding voting securities the Trust. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

COMMITTEES OF THE BOARD OF TRUSTEES. There are three standing committees of the Board of Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd, met two times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors; review the fees charged by the auditors for audit and non-audit services; investigate improprieties or suspected improprieties in fund operations; report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and perform such other functions consistent with this Charter, the Trust's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of Messrs. Anderson, Harbert, Marshall, Mastrovich, Riley, Shirk, Taber and Todd, met two times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees. The Governance Committee will not consider nominees recommended by securities holders.

- The Valuation Committee, which consists of Messrs. Anderson, Harbert, Marshall, Mastrovich, Riley, Shirk, Taber and Todd, meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company did not convene any special meetings of the Valuation Committee during the last fiscal year. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes special meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and other directorships held during the past five years.


INTERESTED TRUSTEES



                          POSITION(S) WITH SSGA                                                              NUMBER OF
                          FUNDS;                                                                             PORTFOLIOS IN FUND
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              COMPLEX OVERSEEN
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  BY TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
 Lynn L. Anderson         -    Trustee since       -    Vice Chairman, Frank Russell Company                 -    27
 909 A Street                  1988                     (institutional financial consultant);
 Tacoma, WA  98402        -    Interested          -    Chairman of the Board, Frank Russell
 Age 63                        Person of the            Investment Management Company (investment
                               SSgA Funds (as           management); and Frank Russell Investment Company
                               defined in the           and Russell Investment Funds (registered
                               1940 Act) due to         investment companies);
                               his employment by   -    Chairman of the Board and Chief Executive
                               the parent               Officer, Russell Fund Distributors, Inc. (mutual
                               company of the           fund broker-dealer and underwriter) and Frank
                               Administrator            Russell Trust Company; and
                          -    Chairman of         -    Director, Russell Insurance Agency, Inc.,
                               the Board and            Frank Russell Investments (Ireland) Limited and
                               President                Frank Russell Investments (Cayman) Ltd. (managers
                          -    Member,                  of investment companies); and Frank Russell
                               Governance               Investment Company plc; Frank Russell Investment
                               Committee                Company II plc, Frank Russell Investment Company
                          -    Member,                  III plc, Frank Russell Institutional Funds plc;
                               Valuation                (investment companies).
                               Committee

 Timothy B. Harbert       -    Trustee since       -    2001 to Present, Chairman and Chief Executive        -    27
 State Street Financial        2003                     Officer, State Street Global Advisors (investment
 Center                   -    Interested               management);
 One Lincoln Street            person of the       -    1992 to 2001, President and Chief Operating
 Boston, MA  02111-2900        SSgA Funds (as           Officer, State Street Global Advisors  (investment
 Age 52                        defined in the           management);
                               1940 Act) due to    -    1996 to Present - Executive Vice President,
                               his employment by        State Street Bank & Trust Company (trust company);
                               an affiliate of     -    Director, SSgA Funds Management, Inc.
                               the Advisor              (investment advisor); Citistreet, LLC (plan
                          -    Member,                  recordkeeper); State Street Banque, S.A.  (French
                               Governance               bank); State Street Global Advisors, Ltd., London
                               Committee                (investment management); State Street Global
                          -    Member,                  Advisors, GmbH, Munich  (investment management);
                               Valuation                State Street Global Advisors, Canada, Ltd.
                               Committee                (investment management); State Street Global
                                                        Advisors, Australia, Ltd. (investment management);
                                                        State Street Global Advisors, Japan, Ltd.
                                                        (investment management); State Street Global
                                                        Markets, LLC (broker-dealer); Bentley College;
                                                   -    Chairman of the Board, streetTRACKS Series
                                                        Trust (registered investment company); SSgA
                                                        Funds Management, Inc. (investment
                                                        advisor); State Street Global Advisors, Inc.
                                                        (Delaware) (holding company); Bel Air Investment
                                                        Advisors, LLC (investment management); and
                                                        President and Director, State Street Global
                                                        Advisors, Cayman (investment manager).

INDEPENDENT TRUSTEES



                          POSITION(S) WITH SSGA                                                              NUMBER OF
                          FUNDS;                                                                             PORTFOLIOS IN FUND
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              COMPLEX OVERSEEN
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  BY TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
 William L. Marshall      -    Trustee since       -    Chief Executive Officer and President, Wm. L.        -    27
 33 West Court Street          1988                     Marshall Associates, Inc., Wm. L. Marshall
 Doylestown, PA 18901     -    Chairman,                Companies, Inc. and the Marshall Financial Group,
 Age 60                        Audit Committee          Inc. (a registered investment advisor and provider
                          -    Member,                  of financial and related consulting services);
                               Governance          -    Certified Financial Planner and Member,
                               Committee                Financial Planners Association; and
                          -    Member,             -    Registered Representative and Principal for
                               Valuation                Securities with Cambridge Investment Research,
                               Committee                Inc., Fairfield, Iowa.

 Steven J. Mastrovich     -    Trustee since       -    September 2000 to Present, Global Head of            -    27
 623 Clapboardtree             1988                     Structured Real Estate, J.P. Morgan Investment
 Street                   -    Member, Audit            Management (private real estate investment for
 Westwood, MA  02090           Committee                clients primarily outside of the US to locate
 Age 46                   -    Member,                  private real estate investments in the US);
                               Governance          -    January 2000 to September 2000, Managing
                               Committee                Director, HSBC Securities (USA) Inc. (banking and
                          -    Member,                  financial services);
                               Valuation           -    From 1998 to 2000, President, Key Global
                               Committee                Capital, Inc. (provider of equity and mezzanine
                                                        capital to real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

 Patrick J. Riley         -    Trustee since       -    2003 to Present, Associate Justice,                  -    27
 One Corporate Place           1988                     Commonwealth of Massachusetts Superior Court;
 55 Ferncroft Road        -    Member, Audit       -    1985 to 2002, Partner, Riley, Burke & Donahue,
 Danvers, MA  01923            Committee                L.L.P. (law firm); and
 Age 54                   -    Member,             -    Director, SSgA Cash Management Fund plc; and
                               Governance               State Street Global Advisors Ireland, Ltd.
                               Committee                (investment companies).
                          -    Member,
                               Valuation
                               Committee

 Richard D. Shirk         -    Trustee since       -    March 2001 to April 2002, Chairman, Cerulean         -    27
 1180 Brookgate Way, NE        1988                     Companies, Inc. (holding company) (Retired);
 Atlanta, GA  30319-2877  -    Member, Audit       -    1996 to March 2001, President and Chief
 Age 57                        Committee                Executive Officer, Cerulean Companies, Inc.
                          -    Member,                  (holding company);
                               Governance          -    1992 to March 2001, President and Chief
                               Committee                Executive Officer, Blue Cross/Blue Shield of
                          -    Member,                  Georgia (trade association for independent Blue
                               Valuation                Cross and Blue Shield health care plans);
                               Committee           -    1993 to November 2001, Chairman and Board
                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);
                                                   -    November 1998 to Present, Board Member,
                                                        Healthcare Georgia Foundation (private
                                                        foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

 Bruce D. Taber           -    Trustee since       -    Consultant, Computer Simulation, General             -    27
 26 Round Top Road             1991                     Electric Industrial Control Systems (diversified
 Boxford, MA  01921       -    Member, Audit            technology and services company); and
 Age 59                        Committee           -    Director, SSgA Cash Management Fund plc and
                          -    Member,                  State Street Global Advisors Ireland, Ltd.
                               Governance               (investment companies).
                               Committee
                          -    Member,
                               Valuation
                               Committee

 Henry W. Todd            -    Trustee since       -    Chairman, President and CEO, A.M. Todd Group,        -    27
 150 Domorah Drive             1988                     Inc. (flavorings manufacturer);
 Montgomeryville, PA      -    Member, Audit       -    President and CEO, Zink & Triest Co., Inc.
 18936                         Committee                (dealer in vanilla flavoring); and
 Age 55                   -    Member,             -    Director, SSgA Cash Management Fund plc and
                               Governance               State Street Global Advisors Ireland, Ltd.
                               Committee                (investment companies).
                          -    Member,
                               Valuation
                               Committee



PRINCIPAL OFFICERS



                          POSITION(S) WITH SSGA
NAME, ADDRESS AND         FUNDS;
AGE                       LENGTH OF TIME SERVED    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER DIRECTORSHIPS HELD
------------------------- ------------------------ ------------------------------------------------------------------------------
 Agustin J. Fleites       -    Principal           -    2002 to Present, President, SSgA Funds Management, Inc. (investment
 State Street Financial        Executive Officer        advisor);
 Center                        and Chief           -    2001 to Present, Senior Principal, State Street Global Advisors;
 One Lincoln Street            Executive Officer        Managing Director, Advisor Strategies (investment management);
 Boston, MA  02111-2900        since 2003          -    1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore
 Age 37                                                 Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation Strategies.

 J. David Griswold        -    Vice                -    Director - Global Regulatory Policy and Assistant Secretary, Frank
 909 A Street                  President and            Russell Company (institutional financial consultant);
 Tacoma, WA  98402             Secretary since     -    Assistant Secretary and Associate General Counsel, Frank Russell
 Age 45                        1994                     Investment Management Company (investment management), Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -    Assistant Secretary and Associate General Counsel, Russell Fund
                                                        Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director,  Frank Russell Canada Limited/Limitee (institutional financial consultant).

 James Ross               -    Vice                -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
 State Street Financial        President since          advisor);
 Center                        2002                -    2000 to Present, Principal, State Street Global Advisors
 One Lincoln Street                                     (investment management);
 Boston, MA  02111-2900                            -    1992 to 2000, Vice President, State Street Corporation (diversified
 Age 37                                                 financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                        (registered investment company).

 Mark E. Swanson          -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment
 909 A Street                  Principal                Management Company (investment management) and Frank Russell Trust
 Tacoma, WA  98402             Accounting               Company (trust company); and
 Age 39                        Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and  Russell Investment Funds (registered investment companies).


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $92,500 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

The compensation information shown below is for the Institutional Class for the fiscal year ending August 31, 2002:

                                                                         TOTAL COMPENSATION FROM FUND
                                       AGGREGATE COMPENSATION FROM       AND FUND COMPLEX PAID TO
               NAME/POSITION                       FUND                          TRUSTEES
      -------------------------------  ---------------------------  --------------------------------
       Lynn L. Anderson, Chairman                     None                           None
       of the Board and President
      -------------------------------  ---------------------------  --------------------------------
       William L. Marshall, Trustee                 $ 2,423                       $ 102,475
      -------------------------------  ---------------------------  --------------------------------
       Steven J. Mastrovich, Trustee                $ 2,324                       $ 98,280
      -------------------------------  ---------------------------  --------------------------------
       Patrick J. Riley, Trustee                    $ 2,396                       $ 101,343
      -------------------------------  ---------------------------  --------------------------------

       Richard D. Shirk, Trustee                    $ 2,367                       $ 100,110
      -------------------------------  ---------------------------  --------------------------------
       Bruce D. Taber, Trustee                      $ 2,373                       $ 100,348
      -------------------------------  ---------------------------  --------------------------------
       Henry W. Todd, Trustee                       $ 2,328                       $ 98,444
      -------------------------------  ---------------------------  --------------------------------


EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002

                                                                                                  AGGREGATE DOLLAR RANGE OF
                                                                                                  EQUITY SECURITIES IN ALL
                                                                                                    REGISTERED INVESTMENT
                                                                                                    COMPANIES OVERSEEN BY
                                                    DOLLAR RANGE OF EQUITY                          TRUSTEES IN FAMILY OF
           TRUSTEE                                 SECURITIES IN EACH FUND                          INVESTMENT COMPANIES
------------------------------  --------------------------------------------------------------   ----------------------------

Lynn L. Anderson, Trustee         Disciplined Equity Fund               $10,001-$50,000                 $10,001-$50,000

                                  Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee      Core Opportunities Fund               $10,001-$50,000                   $50,001-$100,00

                                  Disciplined Equity Fund               $10,001-$50,000

                                  Aggressive Equity Fund                $1-$10,000

                                  Emerging Markets Fund                 $10,001-$50,000

Steven J. Mastrovich, Trustee     S&P 500 Index Fund                    $10,001-$50,000                   $10,001-$50,000

Patrick J. Riley, Trustee         Special Equity Fund                   $10,001-$50,000                    Over $100,000

                                  Aggressive Equity Fund                $10,001-$50,000

                                  International Stock Selection         $10,001-$50,000
                                  Fund

                                  Emerging Markets Fund                 $10,001-$50,000

                                  Core Opportunities Fund               $50,001-$100,000


                                  Small Cap Fund                        Over $100,000

                                  Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee         US Government Money Market Fund       $10,001-$50,000                    Over $100,000



                                  Emerging Markets Fund                 $10,001-$50,000

                                  Core Opportunities Fund               $10,001-$50,000

                                  Small Cap Fund                        $10,001-$50,000

                                  Tax Free Money Market Fund            $10,001-$50,000

                                  High Yield Bond Fund                  Over $100,000

                                  Special Equity Fund                   $1-$10,000

Bruce D. Taber, Trustee           Bond Market Fund                      $10,001-$50,000                   $50,001-$100,000


                                  Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee            Special Equity                        $10,001-$50,000                   $10,001-$50,000
------------------------------   ---------------------------------- --------------------------   ----------------------------


 CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of July 1, 2003, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.


As of July 1, 2003, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Institutional Class of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:



- Windanchor (2DLB), 1776 Heritage Drive - 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--7.25%



- Hunter & Co., FBO Anthem Insurance Co. dated 06/26/97, PO Box 9242, Boston, MA 02209-9242--6.20%


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR


SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center; One Lincoln Street; Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.


The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The Institutional Class accrued the following expenses to Advisor for the fiscal years ended August 31 (and for periods prior to May 1, 2001, to the Institutional Class's previous advisor):


         2002                              2001                           2000
        --------------------------------  -----------------------------  -------------------------------
         864,998                           $886,210                       $871,117

Additionally, the Advisor voluntarily agreed to reimburse the fund for all expenses in excess of .50% of average daily net assets on an annual basis, which amounted to $0 in fiscal 2002, $0 in fiscal 2001, and $0 in fiscal 2000. The Advisor has contractually agreed to this reimbursement through December 31, 2003.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 8, 2003, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are very satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Institutional Class accrued the following expenses to Administrator for the fiscal years ended August 31:

         2002                              2001                           2000
        ------------------------------------------------------------------------------
         $ 122,463                        $ 125,191                      $ 101,795

CUSTODIAN AND TRANSFER AGENT

State Street serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);


-    Multiple Class Fee--$18,100 per class;


- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;

----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;



-    On-line Service Charges, Accounting--$80 per month per fund; and


- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.


For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR


State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center; One Lincoln Street; Boston, MA 02111-2900.


CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC (collectively, the "Service Organizations). The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with State Street are reviewed annually by the Board of Trustees.

The Institutional Class accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) for the fiscal years ended August 31:

        2002                              2001                          2000
        -----------------------------------------------------------------------------
        $ 40,574                          $ 72,789                      $ 92,985

Since March 1, 2002, the Institutional Class accrued the following expenses to the Distributor (State Street Global Markets, LLC) for the fiscal year ended August 31:

         2002
        ------------
         $ 32,874

For fiscal 2002, these amounts are reflective of the following individual payments by the Institutional Class:

       Advertising                                       $  9,731
       Printing                                          $  2,500
       Compensation to Dealers                           $  4,364
       Compensation to Sales Personnel                   $ 23,188
       Other(1)                                          $ 33,665

The Institutional Class accrued expenses in the following amount to State Street, under a Service Agreement pursuant to Rule 12b-1, for the fiscal years ended August 31:

        2002                             2001                          2000
        -------------------------------- ----------------------------- -----------------
        $ 63,927                         $ 63,902                      $ 80,521

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

During the fiscal year ended August 31, 2002, the Institutional Class purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2002, are as follows:

                                                                  ($000)
                                                           --------------------
       Lehman Brothers                                              1,200,316
       Goldman Sachs                                                1,076,440
       JP Morgan                                                      960,727
       Merrill Lynch                                                  457,884
       Credit Suisse First Boston                                     424,907
       Salomon Smith Barney                                           277,095
       Barclays Global Investors                                      266,468
       Deutsche Bank Securities                                       141,555
       Bank of America Securities                                     120,305
       Morgan Stanley                                                  83,198

The Bond Market Fund normally does not pay a stated brokerage commission on transactions.

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value as determined in accordance with procedures approved by the Board of Trustees.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                     TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                                 P(1+T)(TO THE POWER OF n) = ERV

        where:   P =   a hypothetical initial payment of $1,000
                 T =   average annual total return
                 n =   number of years
                ERV=   ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                                  P(1+T)(TO THE POWER OF n) = ATV (SUB D)

    where:  P =    a hypothetical initial payment of $1,000
            T =    average annual total return (after taxes on distributions)
            n =    number of years
  ATV (SUB D) =    ending value of a hypothetical $1,000 payment made
                   at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2[(a-b+1)(TO THE POWER OF 6)-1]
                      --
                      Cd

    where:  A = dividends and interests earned during the period

            B = expenses accrued for the period (net of reimbursements);

            C = average daily number of shares outstanding during the period that were entitled to receive dividends; and

            D = the maximum offering price per share on the last day of the period.

The yield quoted is not indicative of future results. Yields will depend on the type, quality, maturity and interest rate of instruments held by the fund. Total return and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the Institutional Class is as follows:

            ONE YEAR ENDING                FIVE YEARS ENDING              INCEPTION TO
            AUGUST 31, 2002                AUGUST 31, 2002                AUGUST 31, 2002(1)
           -----------------------------  -----------------------------  ---------------------
               7.76%                         7.21%                          6.55%

----------
(1) Annualized. The fund commenced operations on February 7, 1996.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance. If areas of concern are discovered, the issues are examined in detail by the Advisor and voted as determined to be in the best interest of the fund.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will been entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

Audited financial statements will be available within 60 days following the end of the fund's then current fiscal year, which ends August 31. When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                      State Street Financial Center, Boston
                                1 Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                       INTERNATIONAL STOCK SELECTION FUND

                                 CLASS R SHARES

                                  July 31, 2003



This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated July 31, 2003. You may obtain a copy of the prospectus by calling 1-800-647-7327.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2002 and semi-annual report to shareholders for the period ended February 28, 2003. A copy of the fund's annual and semi-annual reports accompany this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                                3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                            3

   INVESTMENT STRATEGIES                                                                                    3
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                     6
   INVESTMENT RISKS                                                                                         9
   INVESTMENT RESTRICTIONS                                                                                 10
   TEMPORARY DEFENSIVE POSITION                                                                            12
   PORTFOLIO TURNOVER                                                                                      12

MANAGEMENT OF THE FUND                                                                                     12

   BOARD OF TRUSTEES AND OFFICERS                                                                          12
   COMPENSATION                                                                                            16
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002          17
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                  18

INVESTMENT ADVISORY AND OTHER SERVICES                                                                     18

   ADVISOR                                                                                                 18
   ADMINISTRATOR                                                                                           20
   CUSTODIAN AND TRANSFER AGENT                                                                            21
   DISTRIBUTOR                                                                                             22
   CODE OF ETHICS                                                                                          22
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                                22
   INDEPENDENT ACCOUNTANTS                                                                                 24
   LEGAL COUNSEL                                                                                           24

BROKERAGE PRACTICES AND COMMISSIONS                                                                        24

PRICING OF FUND SHARES                                                                                     26

TAXES                                                                                                      26

CALCULATION OF PERFORMANCE DATA                                                                            27

ADDITIONAL INFORMATION                                                                                     29

   SHAREHOLDER MEETINGS                                                                                    29
   CAPITALIZATION AND VOTING                                                                               29
   FEDERAL LAW AFFECTING STATE STREET                                                                      29
   PROXY VOTING POLICY                                                                                     29
   MASSACHUSETTS BUSINESS TRUST                                                                            30

FINANCIAL STATEMENTS                                                                                       30

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                               31

   RATINGS OF DEBT INSTRUMENTS                                                                             31
   RATINGS OF COMMERCIAL PAPER                                                                             31

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

The SSgA International Stock Selection Fund was formerly known as the SSgA Active International Fund. The name change took effect on December 19, 2000.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE MSCI(R) EAFE(R) INDEX. Investments will be made in, but not limited to, countries and securities included in the MSCI(R) EAFE(R) Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Canada, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United States and the United Kingdom. Countries may be added to or deleted from the list.

EQUITY SECURITIES. The fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

DEBT SECURITIES. The fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. Other debt will typically represent less than 5% of the fund's assets. The fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value.

The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the fund's total assets by issuer.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.


WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

FOREIGN CURRENCY. The fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Advisor. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

In addition to the forward exchange contracts, the funds may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The funds will not speculate in foreign security or currency options or futures or related options.

The fund may not hedge its position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. No fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts. The fund will not enter into a forward contract with a term of more than 36 months.

SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The fund and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the fund's capital appreciation potential. These investments are generally illiquid. The fund currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the fund invest more than 15% of its net assets in illiquid securities. Due to foreign ownership restrictions, the fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

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WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES OPTIONS. The fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

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Each fund may also purchase and write call and put options on futures contracts.
Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures

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contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

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Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) The volatile social, political and economic conditions that can cause investments in emerging or developing markets to have exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the fund's securities will generally be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The fund endeavors to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental, and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. These restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph
          (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

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     5.   Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements" or "reverse repurchase agreements." A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily.

     6. Purchase or sell commodities or commodity futures contracts or options on a futures contract except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, more than 10% of the fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

     8. Except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the fund from (i) making any permitted borrowings, mortgages or pledges, or
          (ii) entering into repurchase transactions.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the fund's Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other "interested persons" (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

     15. Invest in real estate limited partnerships that are not readily marketable.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. The fund currently does not intend to invest in the securities of any issuer that would qualify as a real estate investment trust under federal tax law.

Except with respect to Investment Restriction Nos. 2 and 13, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

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TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Advisor's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The portfolio turnover shown below is for the original SSgA Funds class (referred to as the "Institutional Class"). The portfolio turnover rate for the Institutional Class for each of the fiscal years ended August 31 was:

          2002                      2001                    2000
          -----------------------------------------------------------
           49.55%                    85.14%                  64.05%

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Board of Trustees as a group beneficially own less than 1% of the outstanding voting securities the Trust. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

COMMITTEES OF THE BOARD OF TRUSTEES. There are three standing committees of the Board of Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd, met two times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors; review the fees charged by the auditors for audit and non-audit services; investigate improprieties or suspected improprieties in fund operations; report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and perform such other functions consistent with this Charter, the Trust's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of Messrs. Anderson, Harbert, Marshall, Mastrovich, Riley, Shirk, Taber and Todd, met two times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees. The Governance Committee will not consider nominees recommended by securities holders.

- The Valuation Committee, which consists of Messrs. Anderson, Harbert, Marshall, Mastrovich, Riley, Shirk, Taber and Todd, meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company did not convene any special meetings of the Valuation Committee during the last fiscal year. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes special meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and other directorships held during the past five years.


INTERESTED TRUSTEES



                          POSITION(S) WITH SSGA                                                              NUMBER OF
                          FUNDS;                                                                             PORTFOLIOS IN FUND
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              COMPLEX OVERSEEN
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  BY TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
 Lynn L. Anderson         -    Trustee since       -    Vice Chairman, Frank Russell Company                 -    27
 909 A Street                  1988                     (institutional financial consultant);
 Tacoma, WA  98402
 Age 63                   -    Interested          -    Chairman of the Board, Frank Russell
                               Person of the            Investment Management Company (investment
                               SSgA Funds (as           management); and Frank Russell Investment Company
                               defined in the           and Russell Investment Funds (registered
                               1940 Act) due to         investment companies);
                               his employment by
                               the parent          -    Chairman of the Board and Chief Executive
                               company of the           Officer, Russell Fund Distributors, Inc. (mutual
                               Administrator            fund broker-dealer and underwriter) and Frank
                                                        Russell Trust Company; and
                          -    Chairman of
                               the Board and       -    Director, Russell Insurance Agency, Inc.,
                               President                Frank Russell Investments (Ireland) Limited and
                                                        Frank Russell Investments (Cayman) Ltd. (managers
                          -    Member,                  of investment companies); and Frank Russell
                               Governance               Investment Company plc; Frank Russell Investment
                               Committee                Company II plc, Frank Russell Investment Company
                                                        III plc, Frank Russell Institutional Funds plc;
                          -    Member,                  (investment companies).
                               Valuation
                               Committee

 Timothy B. Harbert       -    Trustee since       -    2001 to Present, Chairman and Chief Executive        -    27
 State Street Financial        2003                     Officer, State Street Global Advisors (investment
 Center                                                 management);
 One Lincoln Street       -    Interested
 Boston, MA  02111-2900        person of the       -    1992 to 2001, President and Chief Operating
 Age 52                        SSgA Funds (as           Officer, State Street Global Advisors  (investment
                               defined in the           management);
                               1940 Act) due to
                               his employment by   -    1996 to Present - Executive Vice President,
                               an affiliate of          State Street Bank & Trust Company (trust company);
                               the Advisor
                                                   -    Director, SSgA Funds Management, Inc.
                          -    Member,                  (investment advisor); Citistreet, LLC (plan
                               Governance               recordkeeper); State Street Banque, S.A.  (French
                               Committee                bank); State Street Global Advisors, Ltd., London
                                                        (investment management); State Street Global
                          -    Member,                  Advisors, GmbH, Munich  (investment management);
                               Valuation                State Street Global Advisors, Canada, Ltd.
                               Committee                (investment management); State Street Global
                                                        Advisors, Australia, Ltd. (investment management);
                                                        State Street Global Advisors, Japan, Ltd.
                                                        (investment management); State Street Global
                                                        Markets, LLC (broker-dealer); Bentley College;

                                                   -    Chairman of the Board, streetTRACKS Series
                                                        Trust (registered investment company); SSgA
                                                        Funds Management, Inc. (investment
                                                        advisor); State Street Global Advisors, Inc.
                                                        (Delaware) (holding company); Bel Air Investment
                                                        Advisors, LLC (investment management); and

                                                        President and Director, State Street Global
                                                        Advisors, Cayman (investment manager).

INDEPENDENT TRUSTEES



                          POSITION(S) WITH SSGA                                                              NUMBER OF
                          FUNDS;                                                                             PORTFOLIOS IN FUND
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              COMPLEX OVERSEEN
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  BY TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
 William L. Marshall      -    Trustee since       -    Chief Executive Officer and President, Wm. L.        -    27
 33 West Court Street          1988                     Marshall Associates, Inc., Wm. L. Marshall
 Doylestown, PA 18901                                   Companies, Inc. and the Marshall Financial Group,
 Age 60                   -    Chairman,                Inc. (a registered investment advisor and provider
                               Audit Committee          of financial and related consulting services);

                          -    Member,             -    Certified Financial Planner and Member,
                               Governance               Financial Planners Association; and
                               Committee
                                                   -    Registered Representative and Principal for
                          -    Member,                  Securities with Cambridge Investment Research,
                               Valuation                Inc., Fairfield, Iowa.
                               Committee

 Steven J. Mastrovich     -    Trustee since       -    September 2000 to Present, Global Head of            -    27
 623 Clapboardtree             1988                     Structured Real Estate, J.P. Morgan Investment
 Street                                                 Management (private real estate investment for
 Westwood, MA  02090      -    Member, Audit            clients primarily outside of the US to locate
 Age 46                        Committee                private real estate investments in the US);

                          -    Member,             -    January 2000 to September 2000, Managing
                               Governance               Director, HSBC Securities (USA) Inc. (banking and
                               Committee                financial services) .

                          -    Member,             -    From 1998 to 2000, President, Key Global
                               Valuation                Capital, Inc. (provider of equity and mezzanine
                               Committee                capital to real estate industry);

                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and

                                                   -    From 1994 to 1997, Partner, Brown, Rudnick, Freed
                                                        & Gesmer (law firm).

 Patrick J. Riley         -    Trustee since       -    2003 to Present, Associate Justice,                  -    27
 One Corporate Place           1988                     Commonwealth of Massachusetts Superior Court;
 55 Ferncroft Road
 Danvers, MA  01923       -    Member, Audit       -    1985 to 2002, Partner, Riley, Burke & Donahue,
 Age 54                        Committee                L.L.P. (law firm); and

                          -    Member,             -    Director, SSgA Cash Management Fund plc; and
                               Governance               State Street Global Advisors
                               Committee                Ireland, Ltd. (investment companies).

                          -    Member,
                               Valuation
                               Committee

 Richard D. Shirk         -    Trustee since       -    March 2001 to April 2002, Chairman, Cerulean         -    27
 1180 Brookgate Way, NE        1988                     Companies, Inc. (holding company) (Retired);
 Atlanta, GA  30319-2877
 Age 57                   -    Member, Audit       -    1996 to March 2001, President and Chief
                               Committee                Executive Officer, Cerulean Companies, Inc.
                                                        (holding company);
                          -    Member,
                               Governance          -    1992 to March 2001, President and Chief
                               Committee                Executive Officer, Blue Cross/Blue Shield of
                                                        Georgia (trade association for independent Blue
                          -    Member,                  Cross and Blue Shield health care plans);
                               Valuation
                               Committee           -    1993 to November 2001, Chairman and Board
                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);

                                                   -    November 1998 to Present, Board Member,
                                                        Healthcare Georgia Foundation (private
                                                        foundation); and

                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

 Bruce D. Taber           -    Trustee since       -    Consultant, Computer Simulation, General             -    27
 26 Round Top Road             1991                     Electric Industrial Control Systems (diversified
 Boxford, MA  01921                                     technology and services company); and
 Age 59                   -    Member, Audit
                               Committee           -    Director, SSgA Cash Management Fund plc and
                                                        State Street Global Advisors Ireland, Ltd.
                          -    Member,                  (investment companies).
                               Governance
                               Committee

                          -    Member,
                               Valuation
                               Committee

 Henry W. Todd            -    Trustee since       -    Chairman, President and CEO, A.M. Todd Group,        -    27
 150 Domorah Drive             1988                     Inc. (flavorings manufacturer);
 Montgomeryville, PA
 18936                    -    Member, Audit       -    President and CEO, Zink & Triest Co., Inc.
 Age 55                        Committee                (dealer in vanilla flavoring); and

                          -    Member,             -    Director, SSgA Cash Management Fund plc and
                               Governance               State Street Global Advisors Ireland, Ltd.
                               Committee                (investment companies).

                          -    Member,
                               Valuation
                               Committee



PRINCIPAL OFFICERS



                          POSITION(S) WITH SSGA
NAME, ADDRESS AND         FUNDS;
AGE                       LENGTH OF TIME SERVED    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER DIRECTORSHIPS HELD
------------------------- ------------------------ ------------------------------------------------------------------------------
 Agustin J. Fleites       -    Principal           -    2002 to Present, President, SSgA Funds Management, Inc. (investment
 State Street Financial        Executive Officer        advisor);
 Center                        and Chief
 One Lincoln Street            Executive Officer   -    2001 to Present, Senior Principal, State Street Global Advisors;
 Boston, MA  02111-2900        since 2003               Managing Director, Advisor Strategies (investment management);
 Age 37
                                                   -    1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore
                                                        Funds and SSgA Latin America; and

                                                   -    1993 to 1999, Principal, Head of Asset Allocation Strategies.

 J. David Griswold        -    Vice                -    Director - Global Regulatory Policy and Assistant Secretary, Frank
 909 A Street                  President and            Russell Company (institutional financial consultant);
 Tacoma, WA  98402             Secretary since
 Age 45                        1994                -    Assistant Secretary and Associate General Counsel, Frank Russell
                                                        Investment Management Company (investment management), Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds);

                                                   -    Assistant Secretary and Associate General Counsel, Russell Fund
                                                        Distributors, Inc. (mutual fund broker-dealer and underwriter);

                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and

                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

 James Ross               -    Vice                -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
 State Street Financial        President since          advisor);
 Center                        2002
 One Lincoln Street                                -    2000 to Present, Principal, State Street Global Advisors
 Boston, MA  02111-2900                                 (investment management);
 Age 37
                                                   -    1992 to 2000, Vice President, State Street Corporation (diversified financial services);

                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                        (registered investment company).

 Mark E. Swanson          -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment
 909 A Street                  Principal                Management Company (investment management) and Frank Russell Trust
 Tacoma, WA  98402             Accounting               Company (trust company); and
 Age 39                        Officer since 2000
                                                   -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and  Russell Investment Funds (registered investment companies).



COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $92,500 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

The compensation information shown below is for the Institutional Class for the fiscal year ended August 31, 2002.

                                                                            TOTAL COMPENSATION FROM
                                              AGGREGATE COMPENSATION       FUND AND FUND COMPLEX PAID
              NAME/POSITION                          FROM FUND                    TO TRUSTEES
       -----------------------------------------------------------------------------------------------
       Lynn L. Anderson, Chairman
       of the Board and President                         None                          None

       William L. Marshall, Trustee                 $    1,877                     $ 102,475

       Steven J. Mastrovich, Trustee                $    1,801                     $  98,280

       Patrick J. Riley, Trustee                    $    1,857                     $ 101,343

       Richard D. Shirk, Trustee                    $    1,834                     $ 100,110

       Bruce D. Taber, Trustee                      $    1,838                     $ 100,348

       Henry W. Todd, Trustee                       $    1,804                     $  98,444

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002

                                                                                              AGGREGATE DOLLAR RANGE OF
                                                                                               EQUITY SECURITIES IN ALL
                                                                                                REGISTERED INVESTMENT
                                                                                                COMPANIES OVERSEEN BY
                                                  DOLLAR RANGE OF EQUITY                        TRUSTEES IN FAMILY OF
       TRUSTEE                                    SECURITIES IN EACH FUND                        INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson, Trustee       Disciplined Equity Fund                $10,001-$50,000             $10,001-$50,000

                                Small Cap Fund                         $10,001-$50,000

William L. Marshall, Trustee    Core Opportunities Fund                $10,001-$50,000             $50,001-$100,00

                                Disciplined Equity Fund                $10,001-$50,000

                                Aggressive Equity Fund                 $1-$10,000

                                Emerging Markets Fund                  $10,001-$50,000

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                     $10,001-$50,000             $10,001-$50,000

Patrick J. Riley, Trustee       Special Equity Fund                    $10,001-$50,000               Over $100,000

                                Aggressive Equity Fund                 $10,001-$50,000

                                International Stock Selection          $10,001-$50,000
                                Fund

                                Emerging Markets Fund                  $10,001-$50,000

                                Core Opportunities Fund                $50,001-$100,000

                                Small Cap Fund                         Over $100,000

                                Disciplined Equity Fund                Over $100,000

Richard D. Shirk, Trustee       US Government Money Market Fund        $10,001-$50,000             Over $100,000

                                Emerging Markets Fund                  $10,001-$50,000

                                Core Opportunities Fund                $10,001-$50,000

                                Small Cap Fund                         $10,001-$50,000

                                Tax Free Money Market Fund             $10,001-$50,000

                                High Yield Bond Fund                   Over $100,000

                                Special Equity Fund                    $1-$10,000

Bruce D. Taber, Trustee         Bond Market Fund                       $10,001-$50,000             $50,001-$100,000

                                Disciplined Equity Fund                $10,001-$50,000

Henry W. Todd, Trustee          Special Equity                         $10,001-$50,000             $10,001-$50,000

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of July 1, 2003, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.


As of July 1, 2003, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Institutional Class of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:



- Windanchor (2DLB), 1776 Heritage Drive - 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--7.38%



- Winddeck (2DLG), 1776 Heritage Drive - 4th Floor, Adams Building 4W, North Quincy, MA 02171-2119--6.16%


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR


SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the Funds' Custodian and Transfer and Dividend Paying
Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center; One Lincoln Street; Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.


The Institutional Class of the fund accrued the following expenses to Advisor for the fiscal years ended August 31 (and for periods prior to May 1, 2001, to the fund's previous advisor):


        2002                        2001                    2000
        --------------------------------------------------------------
        $  521,294                  $  658,901              $  807,365

For these services, Advisor voluntarily agreed to waive up to the full amount of its advisory fees for the Institutional Class to the extent that expenses exceed 1.00% of average daily net assets on an annual basis, which amounted to $213,256 in fiscal 2002, $286,396 in fiscal 2001, and $298,667 in fiscal 2000. The
Advisor has contractually agreed to the waiver through December 31, 2003.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 8, 2003, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are very satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 8, 2003, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.

The Trustees are very satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered and never forgotten in connection with the day-to-day operations of a large diverse family of funds.

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Institutional Class accrued the following expenses to Administrator for the fiscal years ended August 31:

        2002                        2001                      2000
        ----------------------------------------------------------------
        $  80,020                   $  87,013                 $  85,076


CUSTODIAN AND TRANSFER AGENT



State Street serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the international funds:



- Portfolio Administration. $0 up to $100 million--0.05%, $100 million to $200 million--0.03%; over $200 million--.02% (annual charge, billed and payable monthly, based on average daily net assets);



-    Additional Classes of Shares--$18,000 per class;



- Global Custody and Settlement: Comprised of asset charges and transactions charges by country in five different groups. Asset charges ranging from .06% to .40% for the first $50 million and from .05% to .40% over $50 million. Transaction charges ranging from $25 to $150;



- Portfolio Transactions (for each line item processed). DTC--$6; Fed book entry trade-$10; Physical settlements and all other trades--$25; option trading and futures trading--$25; option expiration or exercised--$15; Income Fed wires--$4.70; Outgoing Fed wires $4.55;



- Pricing. Monthly pricing fees of $375 per international investment portfolio and from $6 to $10 per security, depending on the type of instrument and the pricing service used; and



- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.



For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.



----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

DISTRIBUTOR


State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center; One Lincoln Street; Boston, MA 02111-2900.


CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC (collectively, the "Service Organizations). The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with State Street are reviewed annually by the Board of Trustees.

The Institutional Class accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) for the fiscal years ended August 31:

        2002                        2001                   2000
        -------------------------------------------------------------
        $  10,832                   $  31,314              $  39,264

Since March 1, 2002, the Institutional Class accrued the following expenses to the Distributor (State Street Global Markets, LLC) for the fiscal year ended August 31:

        2002
        ----------
        $   8,007

For fiscal 2002, these amounts are reflective of the following individual payments:

       Advertising                                $  2,409
       Printing                                   $  1,662
       Compensation to Dealers                    $    466
       Compensation to Sales Personnel            $  4,380
       Other(1)                                   $  9,922

The Institutional Class accrued expenses in the following amount to State Street, under a Service Agreement pursuant to Rule 12b-1, for the fiscal period ended August 31:

        2002                        2001                     2000
        ---------------------------------------------------------------
        $  13,325                   $  17,011                $  31,249

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.


                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The following information with respect to brokerage pertains to the Institutional Class:

The total brokerage commissions paid by the Advisor amounted to the following for the fiscal year ended August 31:

        2002                       2001                     2000
        ---------------------------------------------------------------
        $  41,253                  $  80,025                $  191,624

During the fiscal year ended August 31, 2002, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2002, are as follows:

                                           SECURITIES           COMMISSIONS
                                             ($000)                ($000)
                                         ----------------------------------
       Credit Suisse First Boston               19,995                   13
       Lehman Brothers                          14,965                    8
       UBS                                       7,527                    5
       Salomon Smith Barney                      5,087                    2
       HSBC Securities                           4,076                    3
       Merrill Lynch                             3,834                    2
       Morgan Stanley                            2,605                    1
       SG Securities, Ltd.                       2,079                    1
       Goldman Sachs                             1,509                   --
       Deutsche Bank Securities                  1,394                    1
       Hoave Govett Securities, Ltd.                --                    1

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value as determined in accordance with procedures approved by the Board of Trustees.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.


                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

At August 31, 2002, the Institutional Class had net tax basis capital loss carryovers of $1,433,134 and $7,374,807 which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009 and August 31, 2010, respectively, whichever occurs first. As permitted by tax regulations, the Institutional Class intends to defer a net realized capital loss of $6,378,240 incurred from November 1, 2001 to August 31, 2002 and treat it as arising the fiscal year 2003.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If the fund invests in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the fund. The fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.


                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                            P(1+T)(TO THE POWER OF n) = ERV

            where:  P =    a hypothetical initial payment of $1,000
                    T =    average annual total return
                    n =    number of years
                    ERV =  ending redeemable value of a hypothetical
                           $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ATV(SUB D)

          where:  P =             a hypothetical initial payment of $1,000
                  T =             average annual total return (after taxes on
                                  distributions)
                  n =             number of years
                  ATV(SUB D)=     ending value of a hypothetical $1,000 payment
                                  made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the Institutional Class is as follows:

      ONE YEAR ENDING         FIVE YEARS ENDING      INCEPTION TO
      AUGUST 31, 2002         AUGUST 31, 2002        AUGUST 31, 2002(1)
      ------------------------------------------------------------------
        (14.32%)                 (3.94%)                (0.58%)

----------
(1)  Annualized. The fund commenced operations on March 7, 1995.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance. If areas of concern are discovered, the issues are examined in detail by the Advisor and voted as determined to be in the best interest of the fund.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will been entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.


                              FINANCIAL STATEMENTS

Audited financial statements will be available within 60 days following the end of the fund's then current fiscal year, which ends August 31. When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               - Leading market positions in well-established industries.

               - High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

         F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                      State Street Financial Center, Boston
                                1 Lincoln Street
                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                            LIFE SOLUTIONS(SM) FUNDS

                                 CLASS R SHARES

                      LIFE SOLUTIONS INCOME AND GROWTH FUND
                          LIFE SOLUTIONS BALANCED FUND
                           LIFE SOLUTIONS GROWTH FUND

                                 July 31, 2003



This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated July 31, 2003. You may obtain a copy of the prospectus by calling 1-800-647-7327.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2002 and semi-annual report to shareholders for the period ended February 28, 2003. A copy of the fund's annual and semi-annual reports accompany this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                              3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                          3

   INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS                                                        3
   INVESTMENT PRACTICES OF THE UNDERLYING FUNDS                                                           3
   ADDITIONAL INFORMATION ABOUT THE INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS                         8
   HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                                  21
   INVESTMENT RESTRICTIONS                                                                               24
   TEMPORARY DEFENSIVE POSITION                                                                          25
   PORTFOLIO TURNOVER                                                                                    25

MANAGEMENT OF THE FUND                                                                                   26

   BOARD OF TRUSTEES AND OFFICERS                                                                        26
   COMPENSATION                                                                                          30
   EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002        31
   CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                                32

INVESTMENT ADVISORY AND OTHER SERVICES                                                                   32

   ADVISOR                                                                                               32
   ADMINISTRATOR                                                                                         33
   CUSTODIAN AND TRANSFER AGENT                                                                          34
   DISTRIBUTOR                                                                                           35
   CODE OF ETHICS                                                                                        35
   DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                              35
   INDEPENDENT ACCOUNTANTS                                                                               37
   LEGAL COUNSEL                                                                                         37

BROKERAGE PRACTICES AND COMMISSIONS                                                                      37

PRICING OF LIFE SOLUTIONS FUND SHARES                                                                    38

TAXES                                                                                                    39

CALCULATION OF PERFORMANCE DATA                                                                          40

   TOTAL RETURN                                                                                          40

ADDITIONAL INFORMATION                                                                                   42

   SHAREHOLDER MEETINGS                                                                                  42
   CAPITALIZATION AND VOTING                                                                             42
   FEDERAL LAW AFFECTING STATE STREET                                                                    42
   PROXY VOTING POLICY                                                                                   42
   MASSACHUSETTS BUSINESS TRUST                                                                          43

FINANCIAL STATEMENTS                                                                                     43

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGY OF THE LIFE SOLUTIONS FUNDS

Each Life Solutions Fund attempts to meet its investment objective by investing in a different combination of the Investment Company's portfolios (the "Underlying Funds"). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.

INVESTMENT PRACTICES OF THE UNDERLYING FUNDS

In addition to the information contained in the Life Solutions Funds' Prospectus, and each Underlying Fund's Prospectus, the following describes the investment practices for each of the Underlying Funds in which the Life Solutions Funds may invest.

MONEY MARKET FUND. The nonfundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities.

The fund attempts to meet its investment objective by investing in high quality money market instruments, including: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities; (3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations of US and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

The Money Market Fund has obtained a money market fund rating of Am from Standard & Poor's(R) (S&P). The Am rating indicates that the fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.

US GOVERNMENT MM FUND. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its instrumentalities with remaining maturities of one year or less.

The fund attempts to meet its investment objective by investing 100% in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments, but in no event less than 80% under normal market conditions. Shareholders will be notified 60 days' prior to changing the 80% investment policy. Because the US Government MM Fund may be 100% invested in US government securities, its return may be less than a fund which can invest without limitation in all types of securities. The US Government MM Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

The US Government MM Fund has obtained a money market fund rating of AAAm from Standard & Poor's(R) (S&P). The AAAm rating indicates that the fund's safety is excellent, and it has a superior capacity to maintain principal value and limit exposure to loss.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

To obtain such rating the fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.

YIELD PLUS FUND. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

The fund attempts to meet its objective by investing primarily in high-quality, dollar denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The fund may also invest in derivative securities, including futures, options, interest rate swaps, default/credit swaps, total return swaps and other structured securities. Unlike a money market fund, the price of the Yield Plus Fund will fluctuate because the fund may invest in securities with higher levels of risk and different maturities. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

The Yield Plus Fund has obtained a credit quality rating of AA-f and a fund volatility rating of S1 from Standard & Poor's(R) (S&P). The fund is rated AA-f based on the creditworthiness of its assets and sound management and practices. The AA-f rating indicates the fund's holdings and counterparties provide "very strong protection" against losses from credit defaults. A fund volatility rating of S1 indicates low sensitivity to changing market conditions. To obtain such rating the fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other, similar funds. These additional restrictions could affect the fund's performance. To maintain its rating, the fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the fund may be required to adopt additional strategies or policies to maintain this rating.

INTERMEDIATE FUND. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

In pursuing this goal, the fund under normal market conditions invests at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. The fund may also invest in derivative securities, including futures and options; interest rate swaps, default/credit swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing.

The fund seeks to match or exceed the return of the Lehman Brothers(R) Intermediate Government/Credit (LBIGC) Index and match the LBIGC Index's duration at all times while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

BOND MARKET FUND. The nonfundamental investment objective is to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) Aggregate Bond (LBAB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in debt instruments. Shareholders will be notified 60 days prior to changing the 80% investment policy. In addition, fund investments will primarily be in debt instruments rated investment grade or better. Securities may be either fixed, zero coupon, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may also invest in derivative securities, including futures and options; interest rate swaps, default/credit swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing.

The fund seeks to match the LBAB Index's duration at all times while adding value through issue and sector selection. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

HIGH YIELD BOND FUND. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers(R) High Yield Bond (LBHYB) Index.

Under normal market conditions, the fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Debt securities may be either fixed, zero coupon, payment in kind, variable or floating rate and may be denominated in US dollars or selected foreign currencies. The fund may invest up to 20% of its assets in equity securities, including real estate investment trusts, warrants, preferred stock and common stock. The fund may also hold equity securities if delivered to the fund in connection with debt securities held by the fund. The fund may also invest in derivative securities, including futures and options; interest rate swaps, default/credit swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; and repurchase agreements. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing.

The fund seeks to match or exceed the LBHYB Index by concentrating on industry allocation and securities selection, deciding on which industries to focus and which bonds to buy within these industries. The duration of the instruments in which the fund invests is linked to the LBHYB Index. The fund will actively trade to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase income.

CORE OPPORTUNITIES FUND. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

The fund will invest primarily in large and medium capitalization equity securities with limited exposure to small capitalization stocks. The investment approach is long-term and focused on individual company selection. The investment team ranks companies by using focused, global fundamental research, and a longer term investment horizon of three to five years. The investment team seeks to identify companies with management expertise and execution, sources of competitive advantage, top-line revenue and bottom-line earnings drivers, capitalization structures and valuation metrics. All research is conducted on an industry-relative basis, as the success factors for companies vary according to the specific dynamics of the industry. The fund typically holds 50 to 65 stocks. The fund is diversified across economic sectors of the S&P 500(R) Index and maintains similar characteristics of the S&P 500 Index.

S&P 500 INDEX FUND. The fundamental investment objective is to seek to replicate the total return of the S&P 500(R) Index. The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street Equity 500 Index Portfolio (the S&P Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of, the fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as part of a master/feeder structure) in stocks in the S&P 500(R) Index in proportion to their weighting in the S&P 500 Index. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund may also invest in futures and options.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings. For more information, please see "Additional Information . . . Management of a Feeder Portfolio."

DISCIPLINED EQUITY FUND. The fundamental investment objective is to provide total returns that exceed over time the S&P 500(R) Index through investment in equity securities.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor return forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500(R) Index over time.

The equity strategy used by the fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the fund to hold most, but not all, of the securities in the benchmark. The fund seeks to maintain virtually the same sector and industry weightings as the benchmark, thus managing the risk associated with more actively managed portfolios.

SMALL CAP FUND. The nonfundamental investment objective is to maximize the total return through investment in equity securities; under normal market conditions, at least 80% of total assets will be invested in securities of companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000(R) Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies as represented by the Russell 2000 Index will include those companies with a market capitalization generally ranging in value from approximately $1.3 billion to $128 million. Sector and industry weights are maintained at a similar level to that of the Russell 2000 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The fund may also use futures, options and other derivative instruments, and may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing.

Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts.

SPECIAL EQUITY FUND. The nonfundamental investment objective is to maximize total return through investment in mid- and small capitalization US equity securities.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will attempt to meet its objective through the active selection of mid- and small capitalization equity securities based on fundamental analysis. The investment approach emphasizes bottom-up stock selection informed by a top-down macroeconomic outlook. The fund management team focuses on identifying high quality stocks with sustainable growth prospects, paying particular attention to changes in the rates of growth of individual companies' earnings. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing. The fund may also invest in initial public offerings. The fund seeks to outperform the Russell 2500(TM) Index which has total market capitalization generally ranging in value from approximately $3.5 billion to $128 million.

AGGRESSIVE EQUITY FUND. The nonfundamental investment objective is to maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by the Advisor's proprietary models.

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The investable universe is constructed using the Russell 3000(R) Index, which is a combination of the larger-capitalization Russell 1000(R) Index and the smaller-capitalization Russell 2000(R) Index. Securities in the Russell 3000 Index include those companies with a market capitalization range of approximately $309 billion to $128 million. Equity securities will be selected for the fund on the basis of proprietary analytical models. The fund management team uses a quantitative approach to investment management designed to uncover equity securities which are undervalued, with superior growth potential. This quantitative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecasts. The fund may participate in initial public offerings with the intention of immediately selling the shares in the after-market. The fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover costs, including increased brokerage commissions and other transaction costs. A portfolio turnover rate that is in excess of 100% is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing.

IAM SHARES FUND. The nonfundamental investment objective is to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions or have not been identified as having non-union sentiment (IAM Companies).

The purpose of the IAM SHARES Fund is to provide an investment vehicle where the majority of holdings are securities of IAM companies. IAM companies are defined as companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions (Category I Shares) or (2) are listed in the S&P 500(R) Index, and have not been identified by the International Association of Machinists and Aerospace Workers or affiliated labor unions as having non-union sentiment (Category II Shares). Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of IAM companies. Shareholders will be notified 60 days prior to changing the 80% policy. As of the fiscal year-end of the fund, August 31, 2002, there was a universe of 343 publicly traded IAM affiliated companies as provided by the IAM. Based on the current model environment, nearly half of the 343 IAM-represented companies comprised the August 31,

2002 investments in the fund. The weighted average capitalization of the fund was $81.5 billion. Investments that are not selected in the current model environment are still included in the investable universe and may be selected for future investment. The fund may participate in initial public offerings of IAM Companies.

The fund's investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes in a multifactor risk model environment. These attributes include industry allocations as well as factors such as size, style, growth expectations and valuation ratios. This model attempts to create a portfolio with the best expected return per unit of risk.

IAM companies are diverse both geographically and by industry. The portfolio manager will rebalance the fund frequently in order to maintain its relative exposure to IAM companies, as well as to account for any changes to the universe of IAM companies. While the fund seeks a high correlation with the S&P 500 Index returns, the fund will not fully replicate the S&P 500 Index, therefore, the fund's returns will likely vary from the Index's returns.

The fund may invest up to 20% of its assets in securities in non-IAM Companies contained in the S&P 500 Index. In the 20% portion, the manager screens out securities of certain companies identified by the International Association of Machinists and Aerospace Workers Union as having non-union sentiment.

Proxies for the fund's underlying securities are voted in accordance with AFL/CIO guidelines.

ACTIVE REIT FUND. The nonfundamental investment objective is to provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

Under normal market conditions, the fund will invest at least 80% of its assets in REIT securities. Shareholders will be notified 60 days prior to changing the 80% investment policy. The Active REIT Fund is not a diversified mutual fund, as defined by the 1940 Act. The top five holdings in the Active REIT Fund portfolio may comprise up to 40% of the fund's total assets. This investment weighting would cause the fund to be subject to risks associated with a non-diversified mutual fund. To the extent the Active REIT Fund chooses to give greater weight to securities of any single issuer, developments affecting that issuer are likely to have a greater impact on the fund's share price. Similarly, to the extent the fund chooses to invest in fewer issuers, the fund's ability to achieve its investment objective will depend on investment performance of a relatively smaller group of issuers. The fund will attempt to meet its objective through the active selection of Real Estate Investment Trust (REIT) securities, primarily from those securities in the Wilshire REIT(R) Index and across different types and regions based on the fundamental research of the Advisor. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The fund may invest up to 20% of its assets in non-REIT real estate securities, and equity and fixed-income securities of non-real estate companies.

EMERGING MARKETS FUND. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Under normal circumstances, the fund will invest at least 80% of its assets in securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's management team to have a developing or emerging economy or securities market. Shareholders will be notified 60 days prior to changing the 80% investment policy. The fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the fund invests will be expanded over time as the stock markets in other countries evolve. Typically 85% of the fund's assets will be invested in equity, and equity-like, securities concentrated in emerging market countries. In determining securities in which to invest, the fund's management team will evaluate the countries' economic and political climates with prospects for sustained macro and micro economic growth. The fund's management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

The fund may invest in common and preferred equity securities, including initial public offerings, publicly traded in the United States or in foreign countries on developed or emerging markets. The fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Through the use of proprietary evaluation models, the fund invests primarily in the International Finance Corporation Investable (S&P/IFCI) Index and/or Morgan Stanley Capital International(R) Emerging Market Free (MSCI EMF) countries. As the S&P/IFCI and MSCI EMF introduce new emerging market countries, the fund will expand to gain exposure to those countries.

INTERNATIONAL STOCK SELECTION FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers. Under normal market conditions, the fund will invest at least 80% of its assets in equity securities. Shareholders will be notified at least 60 days prior to changing the 80% investment policy.

The fund will attempt to meet its objective through the active selection of equity securities. The fund management team will concentrate investments in holdings that are composed of, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Through the use of a proprietary model, a quantitative selection process is used to select the best securities within each underlying country in the MSCI(R) EAFE(R) Index.

The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls for excessive size or style exposures and is benchmark oriented.

INTERNATIONAL GROWTH OPPORTUNITIES FUND. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

The fund will attempt to meet its objective through the active selection of equity securities based on the fundamental analysis of companies and investment themes. The fund management team's investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook. Investments will be made in, but not limited to, countries and securities included in the MSCI EAFE Index.

MSCI EAFE INDEX FUND. The nonfundamental investment objective is to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the Index or MSCI(R) EAFE(R) Index). The fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio of the State Street MSCI EAFE Index Portfolio (the MSCI EAFE Master Fund) that has the same investment objective as and investment policies that are substantially similar to those of, the fund. Under normal market conditions, at least 80% of its total assets will be invested (either on its own or as a part of a master/feeder structure) in stocks of the Index. Shareholders will be notified 60 days prior to changing the 80% investment policy.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the MSCI(R) EAFE(R) Index. The MSCI(R) EAFE(R) Index is a well-known international stock market index that includes approximately 1,000 securities listed on the stock exchanges of 21 developed market countries (but not the United States). The portfolio manager seeks a correlation of .95, before expenses, or better between the fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. For more information, please see "Additional Information
.. . . Management of a Feeder Portfolio."

ADDITIONAL INFORMATION ABOUT THE INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

The Underlying Funds use certain investment instruments and techniques, consistent with each Underlying Fund's investment objective and policies. The matrix below identifies each fund that is eligible to invest in a particular type of instrument or engage in a particular investment strategy. An alphabetical description of the investment instrument or strategy follows the matrix. Additional risk information applicable to the instrument or strategy is also described below. Please read the Principal Risks section carefully. There can be no assurance that these investment instruments or strategies will ensure achievement of any fund's investment objective.

                                       US
                      MONEY        GOVERNMENT                                       BOND        HIGH YIELD
                      MARKET          MM           YIELD PLUS    INTERMEDIATE      MARKET          BOND
------------------- ----------- ---------------- ------------- --------------- -------------- -------------
ASSET-BACKED
SECURITIES              X                             X              X               X             X

CASH SWEEP              X              X              X              X               X             X

COMMERCIAL PAPER
AND OTHER
SHORT-TERM
OBLIGATIONS             X

SECTION 4(2)
COMMERCIAL PAPER        X                             X

DEPOSITARY SHARES                                                                                  X

ECDs, ETDs, YCDs        X                             X              X               X             X

ELIGIBLE
SECURITIES              X              X

FUTURES CONTRACTS
AND OPTIONS ON
FUTURES                                               X              X               X             X

GOVERNMENT
SECURITIES              X              X              X              X               X             X

INTEREST RATE
SWAPS,
DEFAULT/CREDIT
SWAPS, TOTAL
RETURN SWAPS,
INTEREST RATE
CAPS, FLOORS AND
COLLARS                                               X              X               X             X

INTERFUND LENDING       X              X              X              X               X             X

INVESTMENT GRADE
SECURITIES                                            X              X               X

                                       US
                      MONEY        GOVERNMENT                                       BOND        HIGH YIELD
                      MARKET          MM           YIELD PLUS    INTERMEDIATE      MARKET         BOND
------------------- ----------- ---------------- ------------- --------------- -------------- -------------
MORTGAGE-BACKED
ROLLS                                                                X               X             X

MORTGAGE-BACKED
SECURITIES                                            X              X               X             X

NON-INVESTMENT
GRADE FIXED
INCOME SECURITIES                                                                                  X

OPTIONS ON
SECURITIES AND
SECURITIES INDICES                                    X              X               X             X

PORTFOLIO DURATION                                    X              X               X             X

PORTFOLIO MATURITY      X              X                             X

PREFERRED STOCKS                                                                                   X

REAL ESTATE                                                                                        X
INVESTMENT TRUSTS

REPURCHASE
AGREEMENTS              X              X              X              X               X             X

SECURITIES LENDING                                    X              X               X             X

VARIABLE AND
FLOATING RATE
SECURITIES              X              X              X              X               X             X

WARRANTS                                                                                           X

                                 CORE                      DISCIPLINED                      SPECIAL      AGGRESSIVE      IAM
                            OPPORTUNITIES     S&P 500        EQUITY        SMALL CAP        EQUITY       EQUITY          SHARES
-------------------------- --------------- -------------- -------------- -------------- -------------- -------------- --------------
AMERICAN DEPOSITORY
RECEIPTS                         X               X              X              X              X              X              X

CASH SWEEP                       X               X              X              X              X              X              X

EQUITY SWAPS                                     X              X              X              X                             X

FUTURES CONTRACTS AND
OPTIONS ON FUTURES               X               X              X              X              X              X              X

GOVERNMENT SECURITIES            X               X                             X

IPO HOLDING                      X                              X              X              X                             X

IPO TRADING                                                                    X                             X

INTERFUND LENDING                X               X              X              X              X              X              X

MANAGEMENT OF A FEEDER
PORTFOLIO                                        X

OPTIONS ON SECURITIES            X               X              X              X              X              X              X
AND SECURITIES INDICES

REAL ESTATE INVESTMENT
TRUSTS                                                                         X              X              X

REAL ESTATE RELATED
INDUSTRIES                                                                     X              X              X

REPURCHASE AGREEMENTS            X               X              X              X              X              X              X

S&P 500 INDEX                                    X

SECURITIES LENDING               X                              X              X              X              X              X

                                                         INTERNATIONAL    INTERNATIONAL
                                           EMERGING      GROWTH           STOCK           MSCI EAFE
                             REIT          MARKETS       OPPORTUNITIES    SELECTION       INDEX
--------------------------- ------------- ------------- ---------------- --------------- ---------------
AMERICAN DEPOSITORY
RECEIPTS                                       X               X               X               X

CASH SWEEP                       X             X               X               X               X

EMERGING MARKETS                               X               X               X

EQUITY SWAPS                                   X               X               X

FOREIGN GOVERNMENT
SECURITIES                                     X               X               X

FUTURES CONTRACTS AND
OPTIONS ON FUTURES                             X               X               X               X

MSCI EAFE INDEX                                                                                X

IPO HOLDING                                    X               X               X

IPO TRADING                                    X

INTERFUND LENDING                X             X               X               X               X

MANAGEMENT OF A FEEDER
PORTFOLIO                                                                                      X

OPTIONS ON SECURITIES AND
SECURITIES INDICES                             X               X               X               X

NON-INVESTMENT GRADE
FIXED INCOME SECURITIES                        X               X               X

REAL ESTATE INVESTMENT
TRUSTS                           X

REAL ESTATE RELATED
INDUSTRIES                       X

REPURCHASE AGREEMENTS                          X               X               X               X

SECURITIES LENDING               X             X               X               X

AMERICAN DEPOSITORY RECEIPTS. The common stocks that a fund may invest in include American Depository Receipts (ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in securities of foreign issuers, such as: (1) less publicly available information; (2) lack of uniform accounting, auditing and financial reporting standards, practices and requirements; (3) lower trading volume, less liquidity and more volatility for securities; (4) less government regulation of securities exchanges, brokers and listed companies; (5) political or social instability; and (6) the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of a fund's investment policies, a fund's investments in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issues into which they may be converted.

The ADRs chosen for investment by the IAM SHARES Fund will either have collective bargaining agreements with the IAM or affiliated unions or will be constituents of the S&P 500 Index, or both. The ADRs chosen for the S&P 500 Index Fund will be constituents of the S&P 500 Index. The ADRs and EDRs chosen for investment by the MSCI EAFE Index Fund will be constituents of the MSCI EAFE Index.

ASSET-BACKED SECURITIES. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by a fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience loss or delay in receiving payment and a decrease in the value of the security.

Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in asset-backed securities, the values of such fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an SEC exemptive order and IRS private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market and US Government Money Market Funds. Participating Funds are portfolios of the SSgA Funds other than the Central Funds. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.

         SECTION 4(2) COMMERCIAL PAPER. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the Investment Company's percentage

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         limitations on illiquid securities where the Board of Trustees
         (pursuant to guidelines they have adopted) determines that a liquid trading market exists.

DEPOSITARY SHARES. A depositary share is a security, evidenced by an American Depository Receipt, that represents a foreign security or a multiple of or fraction thereof deposited with a depositary.

ELIGIBLE SECURITIES. Money market funds invest in securities which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. At the time of acquisition, the Advisor has determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in the highest category by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees.

EMERGING MARKETS. Emerging market securities are equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the fund's Advisor to have a developing or emerging economy or securities market. A stock market is classified as "emerging" if it meets at least one of the two general criteria: (i) it is located in a low or middle income economy as defined by the World Bank, and/or (ii) its investable market capitalization is low relative to its most recent Gross National Income
(GNI) figures, as defined by the World Bank. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if its GNI exceeds the amount identified by the World Bank as a low to middle income economy.

EQUITY SWAPS. Equity swaps are used to preserve a return or spread on an investment and to gain equity exposure to a market at a lower price. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

EURODOLLAR CERTIFICATES OF DEPOSIT (ECDs), EURODOLLAR TIME DEPOSITS (ETDs) AND YANKEE CERTIFICATES OF DEPOSIT (YCDs). ECDs are US dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks or bonds. Futures and options on futures transactions of the fund will be conducted so that the total amount paid on premiums for all such transactions will not exceed 5% of the value of the fund's total assets. Further, the fund will not enter into futures or options on futures contracts or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

In particular, stock index futures are used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The fund will not invest a material percentage of its assets in sovereign debt. Since these are obligations of sovereign governments, they are particularly subject to a risk of default from political instability.

GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

INITIAL PUBLIC OFFERINGS (IPOs). An IPO is the first public issue of common stock by a firm. Only IPOs of companies that fit within a fund's investment strategy (including sector, industry and stock weightings), objective, and risk tolerance will be considered. There are two investment strategies that involve the use of IPOs:

     - IPO TRADING. IPO trading is the practice of participating in an IPO and then immediately selling the security in the after-market. This is not a tax-efficient strategy.

     - IPO HOLDING. IPO holding is the practice of participating in an IPO with the intent of holding the security in the portfolio based on expected appreciation in value.

IPO allocation among the funds is based primarily on the portfolio manager's discretion to participate in such IPOs and other investment considerations. The portfolio management team is responsible for determining whether a particular IPO is appropriate for any of the team's accounts and for notifying the trading department of SSgA of the desire to participate in an allocation of any particular IPO for one or more accounts. The Advisor's IPO allocation policies limit the extent to which any particular account may participate in an IPO to 5% of the total portfolio value of the account. In addition, each portfolio manager retains the ability to elect to request a smaller percentage if he or she determines that such percentage is appropriate for his or her accounts. The IPO policies provide that, upon receipt of an IPO allocation from a brokerage firm, the trading department shall, under normal circumstances and with certain de minimus exceptions, allocate shares of the IPO to each account pro rata based on the number of shares requested for each account.

INTEREST RATE SWAPS, DEFAULT/CREDIT SWAPS, TOTAL RETURN SWAPS, AND INTEREST RATE CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Default/credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Default/credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Total return swaps involve the receipt or payment of the "total return" of a defined underlying asset in exchange for the payment or receipt of a cash flow based on a predetermined floating rate. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. A fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and default/credit swaps and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values or interest rates, the investment performance of the fund would be less favorable than it would have been if these investment techniques were not used. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.

INTERFUND LENDING. The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the SSgA Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT GRADE SECURITIES. Investment grade securities: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. If a security is downgraded and is no longer investment grade, the fund may continue to hold the security if the Advisor determines that such action is in the best interest of the fund and if the fund would not, as a result thereby, have more than 5% of its assets invested in non-investment grade securities. Investment-grade securities include securities rated Baa3 by Moody's or BBB by S&P (and securities of comparable quality). These securities are considered as medium-grade obligations and are regarded as having speculative characteristics and an adequate capacity to pay interest and repay principal but have special characteristics.

MANAGEMENT OF A FEEDER PORTFOLIO. Each feeder fund may pursue its objective by investing substantially all of its assets in a corresponding master fund. The MSCI EAFE Index Fund invests in the State Street MSCI(R) EAFE(R) Index Portfolio (the "MSCI EAFE Master Fund"); the S&P 500 Index Fund invests in the State Street Equity 500 Index Portfolio (the "S&P Master Fund"). Each master fund is a registered investment company with the same advisor as the SSgA Funds and with substantially the same investment objective, policies and restrictions as its respective feeder fund. This investment approach is commonly referred to as a master/feeder structure. The master funds may accept investments from multiple feeder funds, which bear the master fund's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should have the Advisor run the same strategy outside of the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action. Each feeder fund (either on its own or as part of a master/feeder structure) intends to invest in the stocks comprising the corresponding index in proportion to their weightings in the index. The S&P 500 Index Fund corresponds to the holdings in the S&P 500 Index, and the MSCI EAFE Index Fund corresponds to the holdings in the MSCI(R) EAFE(R) Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, a fund may purchase a sample of stocks in the respective Index in proportions expected to replicate generally the performance of the Index as a whole.

In addition, from time to time, stocks are added to or removed from the Index. The fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition, the fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investment directly in the stocks making up the Index. The fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the fund might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the fund. The fund may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

It is anticipated that the correlation of a fund's performance to that of its respective Index will increase as the size of the fund increases. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The portfolio manager will monitor such correlation. Should the fund fail to achieve an appropriate level of correlation, this will be reported to the fund's trustees, which will consider alternative arrangements.

MORTGAGE-BACKED ROLLS. In a forward roll transaction, a fund will sell a mortgage security issued by GNMA, FNMA or FHLMC to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold.

MORTGAGE-BACKED SECURITIES. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the Mortgaged Properties). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

Types of mortgage-related securities in which a fund may invest include:
Government National Mortgage Association (GNMA) Certificates (Ginnie Maes), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Participation Certificates (Freddie Macs), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Certificates (Fannie Maes) and Commercial Mortgage-Backed Securities (CMBS). Mortgage certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders.

Ginnie Mae is a wholly owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of an interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (FHA Loans), or guaranteed by the Veterans Administration (VA Loans), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

Fannie Mae is a stockholder owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Fannie Mae has certain contractual responsibilities. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac is a publicly held US government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

MSCI EAFE INDEX. The MSCI EAFE Index Fund attempts to replicate the return of the MSCI(R) EAFE Index(R) and invests (either on its own or as a part of a master/feeder structure) in all stocks in the Index. Therefore the construction of the index will impact the MSCI EAFE Index Fund. The MSCI(R) EAFE(R) Index is an arithmetic, capitalization-weighted average of the performance of approximately 1000 securities listed on the stock exchanges of the countries determined by MSCI(R) to be "developed." Although the list of developed markets may change over time, at the date of this prospectus, these countries included:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The designation of a market as "developed," by MSCI(R), arises from several factors, the most common of which is minimum GDP per capita. The MSCI(R) EAFE(R) Index is structured to represent the opportunities available to an international investor in developed markets. Currently, MSCI(R) targets 85% of the available market capitalization of each country for inclusion in the Index. Securities selected by MSCI(R) for inclusion in the Index must have acceptable levels of liquidity and free float. MSCI(R) also avoids inclusion of companies which have a significant ownership stake in another company since substantial cross-ownership can skew industry weights, distort country-level valuations and overstate a country's true market size. The inclusion of a stock in the MSCI(R) EAFE(R) Index in no way implies that MSCI(R) believes the stock to be an attractive investment, nor is MSCI(R) a sponsor or in any way affiliated with the fund. The MSCI(R) Index(R) is the exclusive property of MSCI(R). Morgan Stanley Capital International is a service mark of MSCI(R) and has been licensed for use by the fund.

NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Securities rated below BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories.

Bonds rated below BBB by S&P (BB, B, CCC, CC and C) are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB or Ba indicates the lowest degree of speculation and D or C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The funds may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of a fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the fund's total assets. Further, a fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the fund's total assets.

Funds may purchase or sell options on securities indices that are comprised of securities in which a fund may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

PORTFOLIO DURATION. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity. The Intermediate, Bond Market and High Yield Bond Funds have duration targets linked to specific indexes as described in Principal Investment Strategies. The Yield Plus Fund will maintain a portfolio duration of one year or less.

PORTFOLIO MATURITY. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The money market funds will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Advisor finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect a fund's price or yield.

PREFERRED STOCKS. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation's debt securities.

REAL ESTATE INVESTMENT TRUSTS. Equity REITs are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, and their value depends upon that of the underlying properties. Mortgage REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage trusts make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are defined as not meeting the equity or mortgage tests. The value of real estate investment trusts is also affected by management skill, cash flow, and tax and regulatory requirements.

REAL ESTATE-RELATED INDUSTRIES. In addition to real estate investment trusts, real estate industry companies may include: brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

REPURCHASE AGREEMENTS. A fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the fund receives securities as collateral. Under a repurchase agreement, a fund purchases securities from a financial institution that agrees to repurchase the securities at the fund's original purchase price plus interest within a specified time. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor considers satisfactory. If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a fund's shareholders.

S&P 500 INDEX. The S&P 500 Index Fund attempts to replicate the return of the S&P 500 Index and invests (either on its own or as part of a master/feeder structure) in all 500 stocks in the Index. Therefore, the construction of the index will impact the fund. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor or in any way affiliated with the fund.

SECURITIES LENDING. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are instruments issued or guaranteed by entities such as the: (1) US government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies, or (5) trusts. The US Government MM Fund may purchase variable and floating rate securities issued or guaranteed by the US government, or an agency or instrumentality thereof. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Securities purchased by a fund may include variable and floating rate instruments, which may have a stated maturity in excess of the fund's maturity limitations but which will, except for certain US government obligations, permit the fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) are subject to a fund's percentage limitations regarding securities that are illiquid or not readily

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marketable. The Advisor will continuously monitor the creditworthiness of issuers of variable and floating rate instruments in which the Investment Company invests, and their ability to repay principal and interest. Variable and floating rate securities are subject to interest rate and credit/default risk.

The Yield Plus Fund will purchase variable and floating rate securities to help enable the fund to maintain its desired portfolio duration. The Yield Plus Fund's investments include securities with greater than one year duration, and the reset feature on the variable and/or floating rate note can help to shorten the duration.

The Tax Free and Intermediate Municipal Bond Funds may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the fund will meet the quality criteria established for the purchase of municipal obligations.

WARRANTS. Warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

THE RUSSELL INDEXES. The Small Cap Fund measures its performance against the Russell 2000(R) Index, which consists of the smallest 2,000 companies in the Russell 3000(R) Index, representing approximately 8% of the Russell 3000 Index total market capitalization. The Aggressive Equity Fund measures its performance against the Russell 3000 Index, which is composed of 3,000 large US companies, as determined by market capitalization, representing approximately 98% of the total US equity market. The Aggressive Equity fund also measures against the Russell 2500(TM) Growth Index, which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Special Equity Fund measures its performance against the Russell 2500(TM) Index, which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Bond Fund will measure its performance against the Lehman Brothers Aggregate Bond Index (the "LBAB Index"). The Fund also intends to maintain an average maturity and duration similar to that of the LBAB Index. The LBAB Index is made up of the Government/Credit Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Credit Bond Index includes the Government and Corporate Bond Indices. The LBAB Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All in the LBAB Index issues have at least one year to maturity and an outstanding par value of at least $100 million.

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ("LBIGC Index"). The Intermediate Fund will measure its performance against, and also intends to maintain an average maturity and duration similar to that of, the LBIGC Index. The LBIGC Index is a subset of the Lehman Brothers Government/Credit Bond Index and it comprises all securities that appear in this Index limited to those with maturities ranging from one to ten years only. The LBIGC Index includes the Government and Corporate Bond Indices. The LBIGC Index includes fixed rate debt issues rated investment-grade or higher by Moody's, S&P or Fitch, in that order. All issues in the Index have at least one year to maturity and an outstanding par value of at least $100 million.

WILSHIRE REIT INDEX. The Active REIT Fund will select securities for investment from the Wilshire REIT Index (the Index.) The Index is a market capitalization weighted index of publicly traded Real Estate Investment Trusts (REITs). The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. The Index has been constructed to avoid survivor bias.

LEHMAN BROTHERS HIGH YIELD BOND INDEX. The High Yield Bond Fund will measure its performance against the Lehman Brothers High Yield Bond Index (the "Index"). The duration of the Index as of August 31, 2002, was 4.68 years. The Index includes fixed rate, public nonconvertible, noninvestment-grade issues registered with the SEC that are rated Ba1 or lower by Moody's Investors Service ("Moody's"). If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's Rating Group (S&P"), or by Fitch's Investors Service ("Fitch") if an S&P rating is unavailable. A small number of unrated bonds is included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Underlying Funds (except for money market funds) may seek to hedge its portfolio against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Underlying Funds have authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Underlying Funds may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Advisor believes that, because the Underlying Funds will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Underlying Funds will not subject the Underlying Funds to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Underlying Funds are intended to reduce the volatility of the net asset value of the Underlying Fund's shares, the Underlying Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Underlying Fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The Underlying Funds are authorized to write
(sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Underlying Funds to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Underlying Funds receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Underlying Funds would seek to mitigate the effects of a price decline. By writing covered call options, however, the Underlying Funds gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Underlying Fund's ability to sell the underlying security will be limited while the option is in effect unless the Underlying Funds effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The Underlying Funds are authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When the Underlying Funds writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Underlying Funds assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Underlying Funds may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Underlying Funds has written, however, the Underlying Funds must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Underlying Funds may write put options as an alternative to purchasing actual securities. If security prices rise, the Underlying Funds would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Underlying Funds will also profit, because they should be able to close out the option at a lower price. If security prices fall, the Underlying Funds would expect to suffer a loss. This loss should be less than the loss the Underlying Funds would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The Underlying Funds are authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Underlying Funds has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Underlying Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Underlying Funds for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Underlying Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Underlying Funds will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Underlying Funds would exceed 5% of the market value of the Underlying Fund's total assets.

PURCHASING CALL OPTIONS. The Underlying Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Underlying Funds will purchase call options only in connection with "closing purchase transactions." The fund will not purchase put options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

STOCK INDEX OPTIONS AND FINANCIAL FUTURES. The Underlying Funds are authorized to engage in transactions in stock index options and financial futures, and related options. The Underlying Funds may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Underlying Funds invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Underlying Funds may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Underlying Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Underlying Funds' investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Underlying Funds will not make such investments.

The Underlying Funds may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Underlying Funds may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Underlying Funds in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

The Underlying Funds may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Underlying Fund's securities portfolio that might otherwise result. When the Underlying Funds are not fully invested in the securities markets and anticipates a significant market advance, the Underlying Funds may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Underlying Funds intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Underlying Funds will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Underlying Funds experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

The Underlying Funds also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Underlying Funds enters into futures transactions. The Underlying Funds may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Underlying Funds can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Underlying Funds intends to purchase.

The Underlying Funds are also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

The Underlying Funds are authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Underlying Funds, sold by the Underlying Funds but not yet delivered, or committed or anticipated to be purchased by the Underlying Funds. As an illustration, the Underlying Funds may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Underlying Funds can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the Underlying Funds require that all of the Underlying Fund's futures and options on futures transactions constitute bona fide hedging transactions and that an Underlying Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Underlying Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Underlying Fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The Underlying Funds (except the Money Market Fund) may engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Underlying Funds will acquire only those OTC options for which Advisor believes the Underlying Funds can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Underlying Funds have adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Underlying Funds; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Underlying Funds; (3) margin deposits on the Underlying Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Underlying Funds that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Underlying Funds, taken at market value. However, if an OTC option is sold by the Underlying Funds to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Underlying Funds have the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Underlying Funds will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Underlying Funds will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Underlying Funds will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Underlying Funds will not enter into an option or futures position that exposes the Underlying Funds to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Underlying Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Underlying Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Underlying Fund's assets could impede portfolio management or the Underlying Fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES, FORWARD AND CURRENCY TRANSACTIONS. Utilization of options and futures transactions to hedge the Underlying Funds' portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Underlying Funds will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Underlying Funds may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Underlying Funds may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Underlying Funds cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Underlying Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Underlying Funds can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Underlying Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS

The Life Solutions Funds are subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 14 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The Underlying Funds are also subject to investment restrictions. No Life Solutions Fund will:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and shares of the Underlying Funds or other investment companies). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of a Life Solutions Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Life Solutions Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Life Solutions Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a Life Solutions Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities and shares of the Underlying Funds), if immediately after and as a result of such investment the current market value of a Life Solutions Fund's holdings in the securities of such issuer exceeds 5% of the value of its assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Life Solutions Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of its total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the Life Solutions Funds may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the Life Solutions Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that the Life Solutions Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of a Life Solutions Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Life Solutions Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Life Solutions Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     14. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

For defensive purposes, the Underlying Funds (except the money market funds) may invest temporarily in short term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. When using this strategy, the weighted average maturity of securities held by the fund will decline, which will possibly cause its yield to decline as well. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in an Underlying Fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for each Life Solutions Fund is calculated by dividing the lesser of purchases or sales of underlying fund shares for the particular year by the monthly average value of the underlying fund shares owned by the Fund during the year. Each Life Solutions Fund's portfolio turnover rate is expected to not exceed 100%. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund. The Life Solutions Funds will not purchase or sell underlying fund shares to: (i) accommodate purchases and sales of each Fund's shares; (ii) change the percentages of each Fund's assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund's assets among the Underlying Funds generally within the percentage limits described in the Prospectus.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Board of Trustees as a group beneficially own less than 1% of the outstanding voting securities the Trust. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

COMMITTEES OF THE BOARD OF TRUSTEES. There are three standing committees of the Board of Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd, met two times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors; review the fees charged by the auditors for audit and non-audit services; investigate improprieties or suspected improprieties in fund operations; report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and perform such other functions consistent with this Charter, the Trust's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of Messrs. Anderson, Harbert, Marshall, Mastrovich, Riley, Shirk, Taber and Todd, met two times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees. The Governance Committee will not consider nominees recommended by securities holders.

- The Valuation Committee, which consists of Messrs. Anderson, Harbert, Marshall, Mastrovich, Riley, Shirk, Taber and Todd, meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company did not convene any special meetings of the Valuation Committee during the last fiscal year. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds

     Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes special meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and other directorships held during the past five years.


INTERESTED TRUSTEES



                          POSITION(S) WITH SSgA                                                              NUMBER OF
                          FUNDS;                                                                             PORTFOLIOS IN FUND
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              COMPLEX OVERSEEN
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  BY TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
 Lynn L. Anderson         -    Trustee since       -    Vice Chairman, Frank Russell Company                 -    27
 909 A Street                  1988                     (institutional financial consultant);
 Tacoma, WA  98402        -    Interested          -    Chairman of the Board, Frank Russell
 Age 63                        Person of the            Investment Management Company (investment
                               SSgA Funds (as           management); and Frank Russell Investment Company
                               defined in the           and Russell Investment Funds (registered
                               1940 Act) due to         investment companies);
                               his employment by   -    Chairman of the Board and Chief Executive
                               the parent               Officer, Russell Fund Distributors, Inc. (mutual
                               company of the           fund broker-dealer and underwriter) and Frank
                               Administrator            Russell Trust Company; and
                          -    Chairman of         -    Director, Russell Insurance Agency, Inc.,
                               the Board and            Frank Russell Investments (Ireland) Limited and
                               President                Frank Russell Investments (Cayman) Ltd. (managers
                          -    Member,                  of investment companies); and Frank Russell
                               Governance               Investment Company plc; Frank Russell Investment
                               Committee                Company II plc, Frank Russell Investment Company
                          -    Member,                  III plc, Frank Russell Institutional Funds plc;
                               Valuation                (investment companies).
                               Committee

 Timothy B. Harbert       -    Trustee since       -    2001 to Present, Chairman and Chief Executive        -    27
 State Street Financial        2003                     Officer, State Street Global Advisors (investment
 Center                   -    Interested               management);
 One Lincoln Street            person of the       -    1992 to 2001, President and Chief Operating
 Boston, MA  02111-2900        SSgA Funds (as           Officer, State Street Global Advisors  (investment
 Age 52                        defined in the           management);
                               1940 Act) due to    -    1996 to Present - Executive Vice President,
                               his employment by        State Street Bank & Trust Company (trust company);
                               an affiliate of     -    Director, SSgA Funds Management, Inc.
                               the Advisor              (investment advisor); Citistreet, LLC (plan
                          -    Member,                  recordkeeper); State Street Banque, S.A.  (French
                               Governance               bank); State Street Global Advisors, Ltd., London
                               Committee                (investment management); State Street Global
                          -    Member,                  Advisors, GmbH, Munich  (investment management);
                               Valuation                State Street Global Advisors, Canada, Ltd.
                               Committee                (investment management); State Street Global
                                                        Advisors, Australia, Ltd. (investment management);
                                                        State Street Global Advisors, Japan, Ltd.
                                                        (investment management); State Street Global
                                                        Markets, LLC (broker-dealer); Bentley College;
                                                   -    Chairman of the Board, streetTRACKS Series
                                                        Trust (registered investment company); SSgA
                                                        Funds Management, Inc. (investment
                                                        advisor); State Street Global Advisors, Inc.
                                                        (Delaware) (holding company); Bel Air Investment
                                                        Advisors, LLC (investment management); and
                                                        President and Director, State Street Global
                                                        Advisors, Cayman (investment manager).

INDEPENDENT TRUSTEES



                          POSITION(S) WITH SSgA                                                              NUMBER OF
                          FUNDS;                                                                             PORTFOLIOS IN FUND
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              COMPLEX OVERSEEN
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  BY TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
 William L. Marshall      -    Trustee since       -    Chief Executive Officer and President, Wm. L.        -    27
 33 West Court Street          1988                     Marshall Associates, Inc., Wm. L. Marshall
 Doylestown, PA 18901     -    Chairman,                Companies, Inc. and the Marshall Financial Group,
 Age 60                        Audit Committee          Inc. (a registered investment advisor and provider
                          -    Member,                  of financial and related consulting services);
                               Governance          -    Certified Financial Planner and Member,
                               Committee                Financial Planners Association; and
                          -    Member,             -    Registered Representative and Principal for
                               Valuation                Securities with Cambridge Investment Research,
                               Committee                Inc., Fairfield, Iowa.

 Steven J. Mastrovich     -    Trustee since       -    September 2000 to Present, Global Head of            -    27
 623 Clapboardtree             1988                     Structured Real Estate, J.P. Morgan Investment
 Street                   -    Member, Audit            Management (private real estate investment for
 Westwood, MA  02090           Committee                clients primarily outside of the US to locate
 Age 46                   -    Member,                  private real estate investments in the US);
                               Governance          -    January 2000 to September 2000, Managing
                               Committee                Director, HSBC Securities (USA) Inc. (banking and
                          -    Member,                  financial services);
                               Valuation           -    From 1998 to 2000, President, Key Global
                               Committee                Capital, Inc. (provider of equity and mezzanine
                                                        capital to real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

 Patrick J. Riley         -    Trustee since       -    2003 to Present, Associate Justice,                  -    27
 One Corporate Place           1988                     Commonwealth of Massachusetts Superior Court;
 55 Ferncroft Road        -    Member, Audit       -    1985 to 2002, Partner, Riley, Burke & Donahue,
 Danvers, MA  01923            Committee                L.L.P. (law firm); and
 Age 54                   -    Member,             -    Director, SSgA Cash Management Fund plc; and
                               Governance               State Street Global Advisors Ireland, Ltd.
                               Committee                (investment companies).
                          -    Member,
                               Valuation
                               Committee

 Richard D. Shirk         -    Trustee since       -    March 2001 to April 2002, Chairman, Cerulean         -    27
 1180 Brookgate Way, NE        1988                     Companies, Inc. (holding company) (Retired);
 Atlanta, GA  30319-2877  -    Member, Audit       -    1996 to March 2001, President and Chief
 Age 57                        Committee                Executive Officer, Cerulean Companies, Inc.
                          -    Member,                  (holding company);
                               Governance          -    1992 to March 2001, President and Chief
                               Committee                Executive Officer, Blue Cross/Blue Shield of
                          -    Member,                  Georgia (trade association for independent Blue
                               Valuation                Cross and Blue Shield health care plans);
                               Committee           -    1993 to November 2001, Chairman and Board
                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);
                                                   -    November 1998 to Present, Board Member,
                                                        Healthcare Georgia Foundation (private
                                                        foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

 Bruce D. Taber           -    Trustee since       -    Consultant, Computer Simulation, General             -    27
 26 Round Top Road             1991                     Electric Industrial Control Systems (diversified
 Boxford, MA  01921       -    Member, Audit            technology and services company); and
 Age 59                        Committee           -    Director, SSgA Cash Management Fund plc and
                          -    Member,                  State Street Global Advisors Ireland, Ltd.
                               Governance               (investment companies).
                               Committee
                          -    Member,
                               Valuation
                               Committee

 Henry W. Todd            -    Trustee since       -    Chairman, President and CEO, A.M. Todd Group,        -    27
 150 Domorah Drive             1988                     Inc. (flavorings manufacturer);
 Montgomeryville, PA      -    Member, Audit       -    President and CEO, Zink & Triest Co., Inc.
 18936                         Committee                (dealer in vanilla flavoring); and
 Age 55                   -    Member,             -    Director, SSgA Cash Management Fund plc and
                               Governance               State Street Global Advisors Ireland, Ltd.
                               Committee                (investment companies).
                          -    Member,
                               Valuation
                               Committee



PRINCIPAL OFFICERS



                          POSITION(S) WITH SSgA
NAME, ADDRESS AND         FUNDS;
AGE                       LENGTH OF TIME SERVED    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER DIRECTORSHIPS HELD
------------------------- ------------------------ ------------------------------------------------------------------------------
 Agustin J. Fleites       -    Principal           -    2002 to Present, President, SSgA Funds Management, Inc. (investment
 State Street Financial        Executive Officer        advisor);
 Center                        and Chief           -    2001 to Present, Senior Principal, State Street Global Advisors;
 One Lincoln Street            Executive Officer        Managing Director, Advisor Strategies (investment management);
 Boston, MA  02111-2900        since 2003          -    1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore
 Age 37                                                 Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation Strategies.

 J. David Griswold        -    Vice                -    Director - Global Regulatory Policy and Assistant Secretary, Frank
 909 A Street                  President                Russell Company (institutional financial consultant);
 Tacoma, WA  98402             and Secretary       -    Assistant Secretary and Associate General Counsel, Frank Russell
 Age 45                        since 1994               Investment Management Company (investment management), Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -    Assistant Secretary and Associate General Counsel, Russell Fund
                                                        Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

 James Ross               -    Vice                -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
 State Street Financial        President                advisor);
 Center                        since 2002          -    2000 to Present, Principal, State Street Global Advisors
 One Lincoln Street                                     (investment management);
 Boston, MA  02111-2900                            -    1992 to 2000, Vice President, State Street Corporation (diversified
 Age 37                                                 financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                        (registered investment company).

 Mark E. Swanson          -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment
 909 A Street                  Principal                Management Company (investment management) and Frank Russell Trust
 Tacoma, WA  98402             Accounting               Company (trust company); and
 Age 39                        Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and  Russell Investment Funds (registered investment companies).


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $92,500 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

The compensation information shown below is for the original SSgA Funds class (referred to as the "Institutional Class") for the fiscal year ended August 31, 2002:

                                                                     TOTAL COMPENSATION FROM FUND
                                      AGGREGATE COMPENSATION FROM      AND FUND COMPLEX PAID TO
               NAME/POSITION                      FUND                         TRUSTEES
       ------------------------------ ----------------------------- --------------------------------
       Lynn L. Anderson, Chairman
       of the Board and President                  None                            None

       William L. Marshall, Trustee                None                      $  102,475

       Steven J. Mastrovich, Trustee               None                      $   98,280

       Patrick J. Riley, Trustee                   None                      $  101,343

       Richard D. Shirk, Trustee                   None                      $  100,110

       Bruce D. Taber, Trustee                     None                      $  100,348

       Henry W. Todd, Trustee                      None                      $   98,444

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002

                                                                                              AGGREGATE DOLLAR RANGE OF
                                                                                              EQUITY SECURITIES IN ALL
                                                                                                REGISTERED INVESTMENT
                                                                                                COMPANIES OVERSEEN BY
                                                  DOLLAR RANGE OF EQUITY                        TRUSTEES IN FAMILY OF
           TRUSTEE                               SECURITIES IN EACH FUND                        INVESTMENT COMPANIES
------------------------------ ---------------------------------- -------------------------- ----------------------------
Lynn L. Anderson, Trustee       Disciplined Equity Fund               $10,001-$50,000                 $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

William L. Marshall, Trustee    Core Opportunities Fund               $10,001-$50,000                 $50,001-$100,00

                                Disciplined Equity Fund               $10,001-$50,000

                                Aggressive Equity Fund                $1-$10,000

                                Emerging Markets Fund                 $10,001-$50,000

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                    $10,001-$50,000                 $10,001-$50,000

Patrick J. Riley, Trustee       Special Equity Fund                   $10,001-$50,000                  Over $100,000

                                Aggressive Equity Fund                $10,001-$50,000

                                International Stock Selection
                                Fund                                  $10,001-$50,000

                                Emerging Markets Fund                 $10,001-$50,000

                                Core Opportunities Fund               $50,001-$100,000

                                Small Cap Fund                        Over $100,000

                                Disciplined Equity Fund               Over $100,000

Richard D. Shirk, Trustee       US Government Money Market Fund       $10,001-$50,000                 Over $100,000

                                Emerging Markets Fund                 $10,001-$50,000

                                Core Opportunities Fund               $10,001-$50,000

                                Small Cap Fund                        $10,001-$50,000

                                Tax Free Money Market Fund            $10,001-$50,000

                                High Yield Bond Fund                  Over $100,000

                                Special Equity Fund                   $1-$10,000

Bruce D. Taber, Trustee         Bond Market Fund                      $10,001-$50,000                 $50,001-$100,000

                                Disciplined Equity Fund               $10,001-$50,000

Henry W. Todd, Trustee          Special Equity                        $10,001-$50,000                 $10,001-$50,000

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of July 1, 2003, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.


As of July 1, 2003, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Institutional Class of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:



LIFE SOLUTIONS BALANCED FUND



- State Street Bank & Trust Co. TTEE, State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--83.29%



- State Street Bank & Trust Company, c/o State Street Bank - Kansas City, 801 Pennsylvania, Kansas City, MO 64105-1307--8.17%



- Smith Barney Corporate Tr. Co. TTEE, FBO Citistreet Retirement Tr. Acct., 2 Tower Center Boulevard, 11th Floor, East Brunswick, NJ 08816-1100--5.91%



LIFE SOLUTIONS GROWTH FUND



- State Street Bank & Trust Co. TTEE, State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--81.85%



- State Street Bank & Trust Company c/o State Street Bank - Kansas City, 801 Pennsylvania, Kansas City, MO 64105-1307--16.25%



LIFE SOLUTIONS INCOME AND GROWTH



- State Street Bank & Trust Co. TTEE, State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--83.68%



- State Street Bank & Trust Company c/o State Street Bank - Kansas City, 801 Pennsylvania, Kansas City, MO 64105-1307--10.29%



                     INVESTMENT ADVISORY AND OTHER SERVICES

Each Life Solutions Fund, as a shareholder of the Underlying Funds, will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds.

ADVISOR


SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center, One Lincoln Street, Boston MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.


The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 8, 2003, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are very satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


Under the Advisory Agreement, Advisor directs the Life Solutions Fund's investments in accordance with their investment objectives, policies and limitations. The Life Solutions Funds do not pay management fees. The Advisor has agreed to reimburse each Life Solutions fund for all expenses in excess of ..45% until December 31, 2003. The reimbursement amounted to the following for the Institutional Class of the Life Solutions Funds for the fiscal years ended August 31:

         LIFE SOLUTIONS FUND                2002          2001          2000
         -----------------------------------------------------------------------
         Balanced                                0             0             0

         Growth                                  0             0             0

         Income and Growth                $ 16,163      $ 28,869      $ 22,478

ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Life Solutions Funds do not pay the Administrator a Fee.


CUSTODIAN AND TRANSFER AGENT



State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid a fee in accordance with the following with respect to the Life Solutions Funds: Accounting fee, daily priced--$1,000 per month; accounting fee, monthly priced--$500 per month; transactions--$5 each. A balance credit is applied against the accounting and transactions fees (excluding out-of-pocket expenses). The credit is based on 50% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed. State Street is reimbursed for out-of-pocket expenses at cost. These include but are not limited to postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.



For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; fund minimum per portfolio $20,000; $1.85 investor fee; and $3.09 CDSC fee. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; and $10 IRA custodial fee for annual maintenance per IRA account. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR


State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center; One Lincoln Street; Boston, MA 02111-2900.


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC (collectively, the "Service Organizations). The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with State Street are reviewed annually by the Board of Trustees.

The Institutional Class of the Life Solutions Funds accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1,
2002) for the fiscal years ended August 31:

         DISTRIBUTION EXPENSES ACCRUED BY THE LIFE SOLUTIONS FUNDS FOR THE FISCAL YEAR ENDED AUGUST 31:

         LIFE SOLUTIONS FUND                    2002           2001         2000
         -------------------------------------------------------------------------
         Balanced                            $ 6,923       $ 12,176     $ 11,993

         Growth                                3,640          8,139       16,447

         Income and Growth                     1,738          4,515        2,619

Since March 1, 2002, the Institutional Class of the Life Solutions Funds accrued the following expenses to the Distributor (State Street Global Markets, LLC) for the fiscal year ended August 31:

DISTRIBUTION EXPENSES ACCRUED BY THE LIFE SOLUTIONS FUNDS FOR THE FISCAL YEAR ENDED AUGUST 31:

         LIFE SOLUTIONS FUND                     2002
         --------------------------------------------------
         Balanced                                  $ 8,037

         Growth                                    $ 4,710

         Income and Growth                         $ 2,568

For fiscal 2002, these amounts are reflective of the following individual payments:

LIFE SOLUTIONS                                       COMPENSATION TO     COMPENSATION TO
FUND:                ADVERTISING     PRINTING        DEALERS             SALES PERSONNEL       OTHER(1)
-------------------- --------------- --------------- ------------------- -------------------- --------------
Balanced                 $ 1,590        $ 1,389              $  29           $ 4,464             $ 7,488

Growth                   $   917        $   851              $  45           $ 2,137             $ 4,400

Income and               $   514        $   499              $ 552           $ 1,498             $ 1,242
Growth

For the fiscal year ended August 31, 2002, the Life Solutions Funds accrued no expenses to the Advisor under a Service Agreement pursuant to Rule 12b-1. During the year ended August 31, 2002, each of the Life Solutions Funds experienced a one-time reduction in its expenses of twenty-one basis points as a result of expenses accrued in a prior period.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

Since the Life Solutions Funds purchase only shares of the Underlying Funds, such transactions are effected through the Funds' Transfer Agent and are not effected through a broker. However, all portfolio transactions are placed on behalf of the Underlying Funds by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Underlying Fund. Ordinarily, securities will be purchased from primary markets, and the Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Underlying Fund and/or the Advisor (or its affiliates). The Advisor is authorized to cause the Underlying Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Underlying Fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Underlying Funds and review the prices paid by the Underlying Funds over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Underlying Funds. Certain services received by the Advisor attributable to a particular Underlying Fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

                      PRICING OF LIFE SOLUTIONS FUND SHARES

Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. Net asset value per share is calculated once each business day for the Life Solutions Funds as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may also close early on Christmas Even ad New Year's Eve, and therefore limited trading may apply. Limited trading will be available on Veteran's Day and Columbus Day when the New York Stock Exchange is open but the Federal Reserve Bank is closed. On limited trading days, there will be no same day purchases or same day redemptions, but you may exchange between funds, and SSgA funds account representatives will be available to service your account. Early cutoff times potentially could be in effect for the Friday before the following holidays: Martin Luther King, Jr. Day, President's Day, Memorial Day, Labor Day, Columbus Day, and Veteran's Day; and the day before Independence Day and the day before and after Thanksgiving Day. Please contact your SSgA funds account representative as the dates approach.

The Life Solutions Funds' net asset value is determined by appraising each Fund's underlying investment (i.e., the Underlying Funds as the current net asset value per share of the Underlying Funds). Trading may occur in the Underlying Funds in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). Because the net asset value of the Underlying Funds will not be calculated at such times, if securities held in the Underlying Funds are traded at such times, the Underlying Funds' net asset value per share may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares, which in turn affects the net asset value of the Life Solutions Funds. Moreover, trading in securities on European and Asian exchanges and in the over-the-counter market is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Underlying Fund's calculation of its net asset value unless it is determined that the particular event would materially affect the Underlying Fund's net asset value, in which case an adjustment would be made.

With the exceptions noted below, the Underlying Funds value portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sale price.

The Underlying Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Underlying Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on Underlying Fund shares computed by dividing the annualized daily income of the Underlying Fund's portfolio by the net asset value based upon the amortized cost valuation method may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Underlying Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

The Life Solutions Funds intend to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Life Solutions Funds will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the Life Solutions Funds distribute annually to shareholders at least 90% of net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Life Solutions Funds to qualify as a RIC they must abide by all of the following requirements: (1) at least 90% of the Life Solutions Funds' gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the Life Solutions Funds' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Life Solutions Funds and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Life Solutions Funds' taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

The Life Solutions Funds will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of i ordinary income for that year; (2) 98% of capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Life Solutions Funds subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as long-term gain with respect to shares of a Life Solutions Fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. The Underlying Funds' ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Underlying Funds' income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

FOREIGN INCOME TAXES. Investment income received by the Underlying Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Underlying Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Underlying Funds in advance since the amount of the assets to be invested within various countries is not known.

If the Underlying Funds invest in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Underlying Funds. The Underlying Funds can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

STATE AND LOCAL TAXES. Depending upon the extent of the Underlying Funds' activities in states and localities in which their offices are maintained, their agents or independent contractors are located or it is otherwise deemed to be conducting business, the Underlying Funds may be subject to the tax laws of such states or localities.

The Institutional Class had a net tax basis capital loss carryover which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2010. At August 31, 2002, the capital loss carryovers were:

         Balanced                 $ 12,996,006

         Growth                   $  9,799,465

         Income and
         Growth                   $  2,313,750

As permitted by tax regulations, the Institutional Class intends to defer a net realized capital loss incurred from November 1, 2001 to August 31, 2002, and treat it as arising the fiscal year 2003. At August 31, 2002, the deferred net realized capital losses were:

         Balanced                 $  2,943,750

         Growth                   $  2,176,537

         Income and
         Growth                   $    512,306

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Life Solutions Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Life Solutions Funds with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

The Life Solutions Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1+T) (TO THE POWER OF n) = ERV

         Where: P =  a hypothetical initial payment of $1,000
         T =         average annual total return
         n =         number of years
         ERV =       ending redeemable value of a $1,000 payment made at the
                     beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the Life Solutions Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                       P(1+T)(TO THE POWER OF n) = ATV(SUB D)

       where:  P =               a hypothetical initial payment of $1,000
               T =               average annual total return (after taxes on
                                 distributions)
               n =               number of years
               ATV(SUB D) =      ending value of a hypothetical $1,000 payment
                                 made at the beginning of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

The average annual total return for the Institutional Class of the Life Solutions Fund is as follows:

         AVERAGE ANNUAL TOTAL RETURN
         ------------------------------------------------------- ----------------- ---------------- -----------------
                                                                 ONE YEAR          FIVE YEARS       INCEPTION
                                                                 ENDING            ENDING           DATE TO
                                                                 AUGUST 31,        AUGUST 31,       AUGUST 31,
         FUND                                                    2002 (%):         2002 (%):        2002 (%):(1)
         ------------------------------------------------------- ----------------- ---------------- -----------------
          SSgA Life Solutions Balanced Fund                         (5.58)             2.09             2.43

          SSgA Life Solutions Growth Fund                           (9.82)             0.47             0.92

          SSgA Life Solutions Income and Growth Fund                (1.88)             3.41             3.69

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

----------
(1)  Annualized.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance. If areas of concern are discovered, the issues are examined in detail by the Advisor and voted as determined to be in the best interest of the fund.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will been entitled to reimbursement from the general assets of the

Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

Audited financial statements will be available within 60 days following the end of the fund's then current fiscal year, which ends August 31. When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327.

                                                   Filed pursuant to Rule 485(b)
                                                    File Nos. 33-19229; 811-5430


                                   SSgA FUNDS
                         State Street Financial Center
                                One Lincoln Street

                        Boston, Massachusetts 02111-2900
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                 SMALL CAP FUND

                                 CLASS R SHARES

                                 July 31, 2003


This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated July 31, 2003. You may obtain a copy of the prospectus by calling 1-800-647-7327.


This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 2002 and semi-annual report to shareholders for the period ended February 28, 2003. A copy of the fund's annual and semi-annual reports accompany this statement.

                                TABLE OF CONTENTS

FUND HISTORY                                                                                         3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                                                     3

  INVESTMENT STRATEGIES                                                                              3
  HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES                                               6
  INVESTMENT RESTRICTIONS                                                                            9
  TEMPORARY DEFENSIVE POSITION                                                                      10
  PORTFOLIO TURNOVER                                                                                10

MANAGEMENT OF THE FUND                                                                              11

  BOARD OF TRUSTEES AND OFFICERS                                                                    11
  COMPENSATION                                                                                      15
  EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002    16
  CONTROLLING AND PRINCIPAL SHAREHOLDERS                                                            17

INVESTMENT ADVISORY AND OTHER SERVICES                                                              17

  ADVISOR                                                                                           17
  ADMINISTRATOR                                                                                     18
  CUSTODIAN AND TRANSFER AGENT                                                                      19
  DISTRIBUTOR                                                                                       20
  CODE OF ETHICS                                                                                    20
  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS                                          20
  INDEPENDENT ACCOUNTANTS                                                                           22
  LEGAL COUNSEL                                                                                     22

BROKERAGE PRACTICES AND COMMISSIONS                                                                 22

PRICING OF FUND SHARES                                                                              24

TAXES                                                                                               25

CALCULATION OF PERFORMANCE DATA                                                                     26

ADDITIONAL INFORMATION                                                                              27

  SHAREHOLDER MEETINGS                                                                              27
  CAPITALIZATION AND VOTING                                                                         27
  FEDERAL LAW AFFECTING STATE STREET                                                                27
  PROXY VOTING POLICY                                                                               27
  MASSACHUSETTS BUSINESS TRUST                                                                      28

FINANCIAL STATEMENTS                                                                                28

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS                                                        29

  RATINGS OF DEBT INSTRUMENTS                                                                       29
  RATINGS OF COMMERCIAL PAPER                                                                       29

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

THE RUSSELL 2000(R) INDEX. The fund will measure its performance against the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $395 million. The Index had a total market capitalization range of approximately $1.3 billion to $128 million. The Russell 3000 Index is composed of 3,000 of the largest US companies, as determined by market capitalization, representing approximately 98% of the investable US equity market. The purpose of the Russell 2000 Index is to provide a comprehensive representation of the investable US small-capitalization equity market.

US GOVERNMENT OBLIGATIONS. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time. The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by the Custodian or another board-approved custodian bank until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

REVERSE REPURCHASE AGREEMENTS. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

FORWARD COMMITMENTS. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

WHEN-ISSUED TRANSACTIONS. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

ILLIQUID SECURITIES. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

SECTION 4(2) COMMERCIAL PAPER. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is
restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that
Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

WARRANTS. The fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The fund will not invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

CONVERTIBLE SECURITIES. The fund may hold convertible securities of foreign or domestic issuers if delivered to the fund in connection with debt securities held by the fund. A convertible security is a fixed-income security which may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

DEBT SECURITIES. The fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. Other debt will typically represent less than 5% of the fund's assets. The fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Appendix for a description of securities ratings.

EQUITY SWAPS. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

TOTAL RATE OF RETURN SWAPS. The funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines.


PURCHASE OF OTHER INVESTMENT COMPANY FUNDS. The fund may seek to achieve its investment objective by investing in the shares of other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees that may be borne by the fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, and options on futures. The fund has authority to write (sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

WRITING COVERED CALL OPTIONS. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

WRITING COVERED PUT OPTIONS. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

PURCHASING PUT OPTIONS. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

PURCHASING CALL OPTIONS. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

INTEREST RATE AND FINANCIAL FUTURES AND OPTIONS. The fund may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a US exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, the fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the fund's securities or the price of the securities which the fund intends to purchase. Additionally, a fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US exchange, board of trade, or similar entity, or quoted on an automated quotation system. A fund will enter into a futures contract only if the contract is "covered" or if the fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A fund will write a call or put option on a futures contract only if the option is "covered."

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the Commodities Futures Trading Commission applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

RESTRICTIONS ON OTC OPTIONS. The fund may engage in OTC options only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS. The use of options and futures transactions to hedge the fund's portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RISKS

FOREIGN INVESTMENTS. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. Because some of the fund's securities may be denominated in foreign currencies, the value of such securities to the fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. ADRs are subject to all the above risks, except the imposition of exchange controls and currency fluctuations during the settlement period.

Foreign investments in the Small Cap Fund will be minimal.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are nonfundamental. A fundamental restriction may only be changed by a vote of a majority of the fund's shareholders. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. Unless otherwise noted, these restrictions apply at the time an investment is made. The fund will not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the fund's assets taken at market value, less liabilities other than borrowings. If at any time a fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     3. Pledge, mortgage or hypothecate its assets. However, a fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the fund's total assets to secure borrowings permitted by paragraph (2) above.

     4. With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the fund's holdings in the securities of such issuer exceeds 5% of the value of the fund's assets and to not more than 10% of the outstanding voting securities of such issuer.

     5. Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the fund's total assets.

     6. Purchase or sell commodities or commodity futures contracts except that the fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the fund intends to buy and which relate to securities in which the fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

     7. Purchase or sell real estate or real estate mortgage loans; provided, however, that the fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Engage in the business of underwriting securities issued by others, except that a fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     9. Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     10. Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the fund's aggregate investment in such securities would exceed 5% of the fund's total assets.

     11. Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     12. Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     13. Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the fund's shareholders, except that the fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the fund.

     14. Invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     15. Make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITION

For defensive purposes, the fund may invest temporarily in short-term fixed income securities. These include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations; commercial paper; bank certificates of deposit; bankers' acceptances and time deposits. These short-term, fixed income securities may be used without limitation to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. This strategy may be inconsistent with the fund's principal investment strategy in an attempt to respond to adverse market, economic, political or other conditions. Taking such a temporary defensive position may result in the fund not achieving its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder's net return from holding an interest in the fund.

The fund's portfolio turnover rate may also be affected by participation in initial public offerings (IPOs). The fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the fund's portfolio and an increase in the fund's portfolio turnover rate.

The portfolio turnover shown below is for the original SSgA Fund class (referred to as the "Institutional Class"). The portfolio turnover rate for the Institutional Class for each of the fiscal years ended August 31 was:

     2002                 2001                2000
     ---------------------------------------------------
     80.16%               157.27%             156.41%

The decrease in the 2002 turnover is due to reduced overall trading and the reduction in the number of names held by the Institutional Class.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called "Investment Advisory and Other Services."). The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Board of Trustees as a group beneficially own less than 1% of the outstanding voting securities the Trust. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

COMMITTEES OF THE BOARD OF TRUSTEES. There are three standing committees of the Board of Trustees:

- Audit Committee, which consists of Messrs. Marshall, Mastrovich, Riley, Shirk, Taber, and Todd, met two times during the last fiscal year. The purpose of the Audit Committee is to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence; meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors; review the fees charged by the auditors for audit and non-audit services; investigate improprieties or suspected improprieties in fund operations; report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and perform such other functions consistent with this Charter, the Trust's By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

- The Governance Committee, which consists of Messrs. Anderson, Harbert, Marshall, Mastrovich, Riley, Shirk, Taber and Todd, met two times during the last fiscal year. The purpose of the Governance Committee is the review of information and determination with respect to matters of Trustee compensation, Trustee performance evaluation and independence of outside counsel to the Trustees. The Governance Committee will not consider nominees recommended by securities holders.

- The Valuation Committee, which consists of Messrs. Anderson, Harbert, Marshall, Mastrovich, Riley, Shirk, Taber and Todd, meets as necessary as determined by the SSgA Funds' Valuation Procedures. The Investment Company did not convene any special meetings of the Valuation Committee during the last fiscal year. The Investment Company has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation

     Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (State Street) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting and the Investment Company convenes special meetings of the Valuation Committee as set forth in the Investment Company's Securities Valuation Procedures.

The following lists the SSgA Funds' trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and other directorships held during the past five years.


INTERESTED TRUSTEES



                          POSITION(S) WITH SSgA                                                              NUMBER OF
                          FUNDS;                                                                             PORTFOLIOS IN FUND
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              COMPLEX OVERSEEN
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  BY TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
 Lynn L. Anderson         -    Trustee since       -    Vice Chairman, Frank Russell Company                 -    27
 909 A Street                  1988                     (institutional financial consultant);
 Tacoma, WA  98402        -    Interested          -    Chairman of the Board, Frank Russell
 Age 63                        Person of the            Investment Management Company (investment
                               SSgA Funds (as           management); and Frank Russell Investment Company
                               defined in the           and Russell Investment Funds (registered
                               1940 Act) due to         investment companies);
                               his employment by   -    Chairman of the Board and Chief Executive
                               the parent               Officer, Russell Fund Distributors, Inc. (mutual
                               company of the           fund broker-dealer and underwriter) and Frank
                               Administrator            Russell Trust Company; and
                          -    Chairman of         -    Director, Russell Insurance Agency, Inc.,
                               the Board and            Frank Russell Investments (Ireland) Limited and
                               President                Frank Russell Investments (Cayman) Ltd. (managers
                          -    Member,                  of investment companies); and Frank Russell
                               Governance               Investment Company plc; Frank Russell Investment
                               Committee                Company II plc, Frank Russell Investment Company
                          -    Member,                  III plc, Frank Russell Institutional Funds plc;
                               Valuation                (investment companies).
                               Committee

 Timothy B. Harbert       -    Trustee since       -    2001 to Present, Chairman and Chief Executive        -    27
 State Street Financial        2003                     Officer, State Street Global Advisors (investment
 Center                   -    Interested               management);
 One Lincoln Street            person of the       -    1992 to 2001, President and Chief Operating
 Boston, MA  02111-2900        SSgA Funds (as           Officer, State Street Global Advisors  (investment
 Age 52                        defined in the           management);
                               1940 Act) due to    -    1996 to Present - Executive Vice President,
                               his employment by        State Street Bank & Trust Company (trust company);
                               an affiliate of     -    Director, SSgA Funds Management, Inc.
                               the Advisor              (investment advisor); Citistreet, LLC (plan
                          -    Member,                  recordkeeper); State Street Banque, S.A.  (French
                               Governance               bank); State Street Global Advisors, Ltd., London
                               Committee                (investment management); State Street Global
                          -    Member,                  Advisors, GmbH, Munich  (investment management);
                               Valuation                State Street Global Advisors, Canada, Ltd.
                               Committee                (investment management); State Street Global
                                                        Advisors, Australia, Ltd. (investment management);
                                                        State Street Global Advisors, Japan, Ltd.
                                                        (investment management); State Street Global
                                                        Markets, LLC (broker-dealer); Bentley College;
                                                   -    Chairman of the Board, streetTRACKS Series
                                                        Trust (registered investment company); SSgA
                                                        Funds Management, Inc. (investment
                                                        advisor); State Street Global Advisors, Inc.
                                                        (Delaware) (holding company); Bel Air Investment
                                                        Advisors, LLC (investment management); and
                                                        President and Director, State Street Global
                                                        Advisors, Cayman (investment manager).

INDEPENDENT TRUSTEES



                          POSITION(S) WITH SSgA                                                              NUMBER OF
                          FUNDS;                                                                             PORTFOLIOS IN FUND
NAME, ADDRESS AND         LENGTH OF TIME           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;              COMPLEX OVERSEEN
AGE                       SERVED                   OTHER DIRECTORSHIPS HELD                                  BY TRUSTEE
------------------------- ------------------------ --------------------------------------------------------- --------------------
 William L. Marshall      -    Trustee since       -    Chief Executive Officer and President, Wm. L.        -    27
 33 West Court Street          1988                     Marshall Associates, Inc., Wm. L. Marshall
 Doylestown, PA 18901     -    Chairman,                Companies, Inc. and the Marshall Financial Group,
 Age 60                        Audit Committee          Inc. (a registered investment advisor and provider
                          -    Member,                  of financial and related consulting services);
                               Governance          -    Certified Financial Planner and Member,
                               Committee                Financial Planners Association; and
                          -    Member,             -    Registered Representative and Principal for
                               Valuation                Securities with Cambridge Investment Research,
                               Committee                Inc., Fairfield, Iowa.

 Steven J. Mastrovich     -    Trustee since       -    September 2000 to Present, Global Head of            -    27
 623 Clapboardtree             1988                     Structured Real Estate, J.P. Morgan Investment
 Street                   -    Member, Audit            Management (private real estate investment for
 Westwood, MA  02090           Committee                clients primarily outside of the US to locate
 Age 46                   -    Member,                  private real estate investments in the US);
                               Governance          -    January 2000 to September 2000, Managing
                               Committee                Director, HSBC Securities (USA) Inc. (banking and
                          -    Member,                  financial services);
                               Valuation           -    From 1998 to 2000, President, Key Global
                               Committee                Capital, Inc. (provider of equity and mezzanine
                                                        capital to real estate industry);
                                                   -    From 1997 to 1998, Partner, Squire, Sanders &
                                                        Dempsey (law firm); and
                                                   -    From 1994 to 1997, Partner, Brown, Rudnick,
                                                        Freed & Gesmer (law firm).

 Patrick J. Riley         -    Trustee since       -    2003 to Present, Associate Justice,                  -    27
 One Corporate Place           1988                     Commonwealth of Massachusetts Superior Court;
 55 Ferncroft Road        -    Member, Audit       -    1985 to 2002, Partner, Riley, Burke & Donahue,
 Danvers, MA  01923            Committee                L.L.P. (law firm); and
 Age 54                   -    Member,             -    Director, SSgA Cash Management Fund plc; and
                               Governance               State Street Global Advisors Ireland, Ltd.
                               Committee                (investment companies).
                          -    Member,
                               Valuation
                               Committee

 Richard D. Shirk         -    Trustee since       -    March 2001 to April 2002, Chairman, Cerulean         -    27
 1180 Brookgate Way, NE        1988                     Companies, Inc. (holding company) (Retired);
 Atlanta, GA  30319-2877  -    Member, Audit       -    1996 to March 2001, President and Chief
 Age 57                        Committee                Executive Officer, Cerulean Companies, Inc.
                          -    Member,                  (holding company);
                               Governance          -    1992 to March 2001, President and Chief
                               Committee                Executive Officer, Blue Cross/Blue Shield of
                          -    Member,                  Georgia (trade association for independent Blue
                               Valuation                Cross and Blue Shield health care plans);
                               Committee           -    1993 to November 2001, Chairman and Board
                                                        Member, Georgia Caring for Children Foundation
                                                        (private foundation);
                                                   -    November 1998 to Present, Board Member,
                                                        Healthcare Georgia Foundation (private
                                                        foundation); and
                                                   -    September 2002 to Present, Board Member,
                                                        Amerigroup Corp. (managed health care).

 Bruce D. Taber           -    Trustee since       -    Consultant, Computer Simulation, General             -    27
 26 Round Top Road             1991                     Electric Industrial Control Systems (diversified
 Boxford, MA  01921       -    Member, Audit            technology and services company); and
 Age 59                        Committee           -    Director, SSgA Cash Management Fund plc and
                          -    Member,                  State Street Global Advisors Ireland, Ltd.
                               Governance               (investment companies).
                               Committee
                          -    Member,
                               Valuation
                               Committee

 Henry W. Todd            -    Trustee since       -    Chairman, President and CEO, A.M. Todd Group,        -    27
 150 Domorah Drive             1988                     Inc. (flavorings manufacturer);
 Montgomeryville, PA      -    Member, Audit       -    President and CEO, Zink & Triest Co., Inc.
 18936                         Committee                (dealer in vanilla flavoring); and
 Age 55                   -    Member,             -    Director, SSgA Cash Management Fund plc and
                               Governance               State Street Global Advisors Ireland, Ltd.
                               Committee                (investment companies).
                          -    Member,
                               Valuation
                               Committee



PRINCIPAL OFFICERS



                          POSITION(S) WITH SSgA
NAME, ADDRESS AND         FUNDS;
AGE                       LENGTH OF TIME SERVED    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER DIRECTORSHIPS HELD
------------------------- ------------------------ ------------------------------------------------------------------------------
 Agustin J. Fleites       -    Principal           -    2002 to Present, President, SSgA Funds Management, Inc. (investment
 State Street Financial        Executive Officer        advisor);
 Center                        and Chief           -    2001 to Present, Senior Principal, State Street Global Advisors;
 One Lincoln Street            Executive Officer        Managing Director, Advisor Strategies (investment management);
 Boston, MA  02111-2900        since 2003          -    1999 to 2001, Principal, Head of Exchange Traded Funds, Offshore
 Age 37                                                 Funds and SSgA Latin America; and
                                                   -    1993 to 1999, Principal, Head of Asset Allocation Strategies.

 J. David Griswold        -    Vice                -    Director - Global Regulatory Policy and Assistant Secretary, Frank
 909 A Street                  President and            Russell Company (institutional financial consultant);
 Tacoma, WA  98402             Secretary since     -    Assistant Secretary and Associate General Counsel, Frank Russell
 Age 45                        1994                     Investment Management Company (investment management), Frank Russell
                                                        Capital Inc. (investment advisor of private equity funds), and Frank
                                                        Russell Investments (Delaware), Inc. (member of general partner of private equity funds);
                                                   -    Assistant Secretary and Associate General Counsel, Russell Fund
                                                        Distributors, Inc. (mutual fund broker-dealer and underwriter);
                                                   -    Director, Secretary and Associate General Counsel, Frank Russell
                                                        Securities, Inc. (institutional brokerage firm); and
                                                   -    Director, Frank Russell Canada Limited/Limitee (institutional financial consultant).

 James Ross               -    Vice                -    2001 to Present, Principal, SSgA Funds Management, Inc. (investment
 State Street Financial        President since          advisor);
 Center                        2002                -    2000 to Present, Principal, State Street Global Advisors
 One Lincoln Street                                     (investment management);
 Boston, MA  02111-2900                            -    1992 to 2000, Vice President, State Street Corporation (diversified
 Age 37                                                 financial services);
                                                   -    2000 to Present, Vice President, streetTRACKS Series Trust
                                                        (registered investment company).

 Mark E. Swanson          -    Treasurer and       -    Director - Investment Operations, Frank Russell Investment
 909 A Street                  Principal                Management Company (investment management) and Frank Russell Trust
 Tacoma, WA  98402             Accounting               Company (trust company); and
 Age 39                        Officer since 2000  -    Treasurer and Chief Accounting Officer, Frank Russell Investment
                                                        Company and  Russell Investment Funds (registered investment companies).


COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, SSgA Funds Management, Inc. or their affiliates are paid $92,500 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. The Investment Company's officers are compensated by either the Administrator or its affiliates or the Advisor and its affiliates.

The compensation information shown below is for the Institutional Class for the fiscal year ended August 31, 2002:

                                                              TOTAL COMPENSATION FROM FUND
                                     AGGREGATE COMPENSATION     AND FUND COMPLEX PAID TO
              NAME/POSITION                FROM FUND                   TRUSTEES
     -------------------------------------------------------------------------------------
      Lynn L. Anderson, Chairman
      of the Board and President               None                           None

      William L. Marshall, Trustee          $ 2,435                      $ 102,475

      Steven J. Mastrovich, Trustee         $ 2,336                      $  98,280

      Patrick J. Riley, Trustee             $ 2,408                      $ 101,343

      Richard D. Shirk, Trustee             $ 2,379                      $ 100,110

      Bruce D. Taber, Trustee               $ 2,385                      $ 100,348

      Henry W. Todd, Trustee                $ 2,339                      $  98,444

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002

                                                                                                 AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN
                                                                                                      ALL REGISTERED
                                                                                                   INVESTMENT COMPANIES
                                                                                                 OVERSEEN BY TRUSTEES IN
                                                DOLLAR RANGE OF EQUITY                            FAMILY OF INVESTMENT
TRUSTEE                                        SECURITIES IN EACH FUND                                   COMPANIES
-------------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson, Trustee       Disciplined Equity Fund             $10,001-$50,000                 $10,001-$50,000

                                Small Cap Fund                      $10,001-$50,000

William L. Marshall, Trustee    Core Opportunities Fund             $10,001-$50,000                 $50,001-$100,00

                                Disciplined Equity Fund             $10,001-$50,000

                                Aggressive Equity Fund              $1-$10,000

                                Emerging Markets Fund               $10,001-$50,000

Steven J. Mastrovich, Trustee   S&P 500 Index Fund                  $10,001-$50,000                 $10,001-$50,000

Patrick J. Riley, Trustee       Special Equity Fund                 $10,001-$50,000                  Over $100,000

                                Aggressive Equity Fund              $10,001-$50,000

                                International Stock Selection       $10,001-$50,000
                                Fund

                                Emerging Markets Fund               $10,001-$50,000

                                Core Opportunities Fund             $50,001-$100,000

                                Small Cap Fund                      Over $100,000

                                Disciplined Equity Fund             Over $100,000

Richard D. Shirk, Trustee       US Government Money Market          $10,001-$50,000                  Over $100,000
                                Fund

                                Emerging Markets Fund               $10,001-$50,000

                                Core Opportunities Fund             $10,001-$50,000

                                Small Cap Fund                      $10,001-$50,000

                                Tax Free Money Market Fund          $10,001-$50,000

                                High Yield Bond Fund                Over $100,000

                                Special Equity Fund                 $1-$10,000

Bruce D. Taber, Trustee         Bond Market Fund                    $10,001-$50,000                $50,001-$100,000

                                Disciplined Equity Fund             $10,001-$50,000

Henry W. Todd, Trustee          Special Equity                      $10,001-$50,000                 $10,001-$50,000

CONTROLLING AND PRINCIPAL SHAREHOLDERS


State Street Bank and Trust Company ("State Street") may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of July 1, 2003, State Street held of record less than 25% of the issued and outstanding shares of any class of shares of the fund in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.


The Trustees and officers of Investment Company, as a group, own less than 1% of any class of shares of the fund's voting securities.

Frank Russell Investment Management Company ("Administrator"), Investment Company's administrator, will be the sole shareholder of the Class R Shares of the fund until such time as the fund has public shareholders and therefore may be deemed a controlling person.


As of July 1, 2003, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Institutional Class of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:



- State Street Bank & Trust Co. TTEE, State Street Solutions, 3 Batterymarch Park, Quincy, MA 02169-7422--5.64%



-    Airstream & Co., PO Box 1992, Boston, MA 02105-1992--62.89%


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR


SSgA Funds Management, Inc. (the Advisor) serves as the SSgA Funds' investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the Advisory Agreement). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds' Custodian and Transfer and Dividend Paying Agent, and State Street Global Markets, LLC, the Funds' Distributor, are affiliated persons of the Advisor. The address of the Advisor is State Street Financial Center; One Lincoln Street; Boston, MA 02111-2900. State Street Corporation's address is 225 Franklin Street, Boston, MA 02110.


The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Advisory Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each Fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

The management fee of the Class R Shares Funds is the same as the management fee of the original class of shares. Therefore, the management fee is allocated equally among classes and shareholders.

The Institutional Class accrued the following expenses to Advisor for the fiscal years ended August 31 (and for period prior to May 1, 2001, to the Institutional Class's previous advisor):

     2002                2001               2000
     -----------------------------------------------------
     $ 2,186,714         $ 2,071,626        $ 2,508,364

APPROVAL OF THE ADVISORY AGREEMENT. At a meeting held on April 8, 2003, the Board of Trustees, including a majority of the members of the board who are not "interested persons" of the Investment Company (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Advisor and the SSgA Funds. In considering the continuation of the Advisory Agreement, the Board of Trustees reviewed a variety of materials relating to the SSgA Funds and the Advisor, including the advisory fees charged and any related expense limitations, total expenses and expense ratios and performance of each fund relative to other similar mutual funds for one, three and five year periods. The Trustees also considered the profitability of the Advisor with respect to the services it renders to the funds under the Advisory Agreement and the profitability of the Advisor's affiliated companies with respect to the services provided to the Funds by such affiliated companies. The Trustees reviewed materials describing the Advisor's personnel and operations, including its investment management and its compliance capabilities and undertakings. The Trustees considered, among other things, the services provided under the Advisory Agreement and other services that the Advisor and its affiliates provide to the Investment Company; the complexity of those services, both on an absolute basis and relative to other mutual fund complexes; the manner in which the Advisor discharges these services; the financial strength of the Advisor; the organization and compensation structure of the Advisor, including staff experience and qualifications; and the process by which investment decisions are made. Much of the material was assembled and provided by Lipper Inc., an independent service provider engaged to provide the Board of Trustees with objective materials for this extremely important annual review. The Independent Trustees met among themselves and separately with representatives of the Advisor to evaluate this information. At these meetings, the Independent Trustees were separately represented by independent counsel.

After considering the foregoing materials and factors, as well as others, the Board of Trustees concluded that approval of the Advisory Agreement would be in the interests of the funds and their shareholders because: (a) over a period of years the performance of each fund compares favorably, or very favorably, to that of similar mutual funds; and (b) the Advisor's fees and expense ratios for each fund compare very favorably to those of similar mutual funds and are exceptionally reasonable in relation to the services provided to the Investment Company. The Trustees concluded that the profitability of the Advisor and its affiliates with respect to services provided by them to the funds was not excessive.


The Trustees are very satisfied with the Advisor's ongoing compliance efforts and undertakings, its responsiveness to any concerns expressed by Trustees regarding the management of the funds and with the Advisor's overall consistently excellent and cost-efficient performance. The Trustees believe that their efforts throughout the year help assure that the best interests of the funds and their shareholders are always considered in connection with the day-to-day operations of a large diverse family of funds.


ADMINISTRATOR

Frank Russell Investment Management Company (the Administrator) serves as the Investment Company's administrator, pursuant to an Administration Agreement dated April 12, 1988 (the Administration Agreement).

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Paris, Tokyo, Sydney, Singapore, Auckland and Geneva, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items; and (6) prepare monthly fact sheets for each portfolio of the Investment Company. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each fund multiplied by the following percentages:

MONEY MARKET PORTFOLIOS

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US EQUITY PORTFOLIOS

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US FIXED INCOME PORTFOLIOS

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

INTERNATIONAL PORTFOLIOS

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

FEEDER PORTFOLIOS(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if the fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Institutional Class accrued the following expenses to Administrator for the fiscal years ended August 31:

      2002                2001               2000
      ------------------------------------------------
      $ 135,379           $ 118,205          $ 117,158

CUSTODIAN AND TRANSFER AGENT

State Street serves as the Custodian and Transfer and Dividend Paying Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following with respect to the all funds other than international funds, feeder funds and the LifeSolutions Funds:

- Portfolio Administration. A fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, $1.5 billion to $20 billion--0.015%; $20 billion to $30 billion--.01%; over $30 billion--.0075% (for purposes of calculating the break point, the assets of individual portfolios are aggregated);


-    Multiple Class Fee--$18,000 per class;


- Portfolio Trading (per transaction). Fed book entry trade--$10; Depository Trust Company trade--$6; physical trade--$25; each NY Fed maturity--$8; all option trading, futures trading, and other trades--$25; incoming Fed wires--$4.70; outgoing Fed wires--$4.55;

- Pricing. Monthly pricing fees of $375 per investment portfolio and from $4 to $16 per security, depending on the type of instrument and the pricing service used;

-    Yield Calculation. $350 per month;


- Earnings Credit. A balance credit is applied against the custody fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;



-    On-line Service Charges, Accounting--$80 per month per fund; and


----------
(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by fund type, should the fund cease operating as a Feeder Portfolio.

- Out of Pocket Expenses at Cost. Include but are not limited to: postage, transfer fees, stamp duties, government taxes, wire fees, telexes, freight, telephones, etc.


For Transfer and Dividend Paying Agent services, State Street is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 fund minimum. State Street is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the fund.


DISTRIBUTOR


State Street Global Markets, LLC (the Distributor) serves as the distributor of fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of State Street Corporation. The Advisor, Custodian and Transfer Agent are also wholly owned subsidiaries of State Street Corporation. The Distributor's mailing address is State Street Financial Center; One Lincoln Street; Boston, MA 02111-2900.


CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and Investment Company have each adopted a code of ethics (the Investment Company code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the above-named service providers or officers of the Investment Company, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the Investment Company. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Investment Company's service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the fund has adopted an active distribution service plan providing payment to the Distributor for various distribution, shareholder and administrative services up to the plan limit

In connection with the Trustees' consideration of whether to adopt the distribution plan, the Distributor, as the fund's principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the fund by enabling the fund to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992, which was restated to reflect the change of distributor and to update current operations on April 9, 2002, for the original SSgA Funds' class (referred to herein as the Institutional Class). The Board of Trustees adopted a distribution plan for Class R Shares of the fund on April 8, 2003 (the Plan) which is similar in all material respects to the distribution plan for the Institutional Class, other than with respect to the limitation on distribution and shareholder servicing fees.

Under the Plan each fund pays the Distributor a fee not to exceed 0.70% of the fund's average net asset value per year, for distribution, shareholder and administrative services provided to the fund by the Distributor and Financial Intermediaries. The Distributor pays Financial Intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the Financial Intermediaries providing shareholder and administrative services to a fund are not permitted by the Plan to exceed .65% of the fund's average net asset value per year. Payments to the Distributor for distribution and shareholder services to a fund are not permitted by the Plan to exceed 0.05% of the fund's average daily net asset value per year. Any payments that are required to be made to the Distributor or Financial Intermediaries that cannot be made because of the limitations contained in the Plan may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

The Plan does not provide for the fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

DISTRIBUTION AND SHAREHOLDER SERVICING. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Financial Intermediaries"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Financial Intermediaries. Under the Service Agreements, the Financial Intermediaries may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Financial Intermediaries; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Financial Intermediaries may receive from the fund and/or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed 0.65% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC (collectively, the "Service Organizations). The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Service Organizations that are affiliated with State Street receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Service Organizations affiliated with State Street are reviewed annually by the Board of Trustees.

The Institutional Class accrued the following expenses to Russell Fund Distributors, Inc. (the distributor prior to March 1, 2002) for the fiscal years ended August 31:

      2002                2001               2000
      ------------------------------------------------------
      $ 65,670            $ 138,565          $ 195,633

Since March 1, 2002, the Institutional Class accrued the following expenses to the Distributor (State Street Global Markets, LLC) for the fiscal year ended August 31:

      2002
      ---------------
      $ 60,097

For fiscal 2002, these amounts are reflective of the following individual payments by the Institutional Class:

     Advertising                                   $  9,850
     Printing                                      $  4,822
     Compensation to Dealers                       $ 12,980
     Compensation to Sales Personnel               $ 57,665
     Other(1)                                      $ 40,450

The Institutional Class accrued expenses in the following amounts to State Street, under a Service Agreement pursuant to Rule 12b-1, for fiscal years ended August 31:

      2002                2001               2000
      ------------------------------------------------------
      $ 71,897            $ 67,226           $ 379,245

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with auditing standards generally accepted in the United States of America, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the fund by the Advisor. The Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The fund contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. ADRs and EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the US or Europe, as the case may be. ADRs, like other securities traded in the US, will be subject to negotiated commission rates.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund. Ordinarily, securities will be purchased from primary markets, and the Advisor will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of fund securities, including principal transactions. In evaluating the best overall terms available, the Advisor is also authorized to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund and/or the Advisor (or its affiliates). The Advisor selects brokers, including affiliates, for the purchase and sale of fund securities which in the Advisor's best judgment provide prompt and reliable execution of orders at favorable prices and reasonable commission rates. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

The Advisor is authorized to cause the fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund. The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by the Advisor attributable to a particular fund transaction may benefit one or more other accounts for which the Advisor exercises investment discretion or an Investment Portfolio other than such fund. The Advisor's fees are not reduced by the Advisor's receipt of such brokerage and research services.

The following information with respect to brokerage pertains to the Institutional Class:

The total brokerage commissions paid by the Advisor amounted to the following for the fiscal years ended August 31:

      2002                2001               2000
      ------------------------------------------------------
      $ 724,981           $ 907,149          $ 1,027,626

Of the total brokerage commissions paid, commissions received by an affiliated broker/dealer amounted to the following for each of the fiscal years ended August 31:

      2002                2001               2000
      ------------------------------------------------------
      $ 5,135             $ 8,765            $ 16,279

The principal reasons for changes in the brokerage commissions for the three years were: (1) changes in fund asset size; and (2) changes in market conditions.

Relating to the total brokerage commissions paid by the Advisor for fiscal 2002, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to 0.7% of the total.

The percentage of transactions (relating to commission-based trading activity) effected through an affiliated broker/dealer as a percentage of total commission-based transactions was 0.5% for the fiscal year ended August 31, 2002.

During the fiscal year ended August 31, 2002, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2002, are as follows:

                                                 SECURITIES    COMMISSIONS
                                                    ($000)       ($000)
                                                 -------------------------
     Chase Securities, Inc.                         232,063             --
     Lehman Brothers                                161,709             73
     Credit Suisse First Boston                      99,185            178
     Merrill Lynch                                   83,148             21
     Investment Technology Group                     66,843             58
     Morgan Stanley                                  47,107             89
     JP Morgan                                       45,947             --
     Spears, Leeds & Kellogg Capital Markets         28,606             --
     Knight Securities                               24,365             --
     Access Securities, Inc.                         20,685             49
     UBS                                                 --             45
     Salomon Smith Barney                                --             37
     Goldman Sachs                                       --             23
     Fidelity Capital Markets                            --             19

                             PRICING OF FUND SHARES

Shares of the fund are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year's Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value as determined in accordance with procedures approved by the Board of Trustees.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument. For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

ISSUES RELATED TO HEDGING AND OPTION INVESTMENTS. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

STATE AND LOCAL TAXES. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

At August 31,2002, the Institutional Class had net tax basis capital loss carryovers of $3,668,749 and $31,789,942, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2007 and August 31, 2010, respectively, whichever occurs first.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return and average annual return (after taxes on distributions) by using standardized methods of calculation required by the Securities and Exchange Commission. Average annual total return (before and after taxes on distribution) is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the 1-, 5- and 10-year periods (or life of a fund as appropriate), that would equate the initial amount invested to the ending redeemable value.

Average annual total return is computed according to the following formula:

                            P(1+T)(TO THE POWER OF n) = ERV

          where:  P =    a hypothetical initial payment of $1,000
                  T =    average annual total return
                  n =    number of years
                  ERV=   ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Average annual total return (after taxes on distributions) is computed according to the following formula:

                       P(1+T)(TO THE POWER OF n) = ATV(SUB D)

      where:  P =             a hypothetical initial payment of $1,000
              T =             average annual total return (after taxes on
                              distributions)
              n =             number of years
              ATV(SUB D) =    ending value of a hypothetical $1,000 payment made
                              at the beginning of the 1-, 5- or 10-year periods
                              (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation assumes that all distributions of the fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total returns for the Institutional Class are as follows:

      ONE YEAR ENDING      FIVE YEARS ENDING      INCEPTION TO
      AUGUST 31, 2002      AUGUST 31, 2002        AUGUST 31, 2002(1)
     ---------------------------------------------------------------
      (5.95%)                (2.11%)                 9.57%

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.


The Investment Company is authorized to divide shares of any fund into two or more classes of shares. The shares of each fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any fund may have separate voting rights or no voting rights. Each class of shares of a fund is entitled to the same rights and privileges as all other classes of the fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the fund's portfolio securities. The SSgA Funds have three classes of shares. The SSgA Prime Money Market Fund and the SSgA US Treasury Money Market Fund each have Class T Shares. The SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds each have Class R Shares.


FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA FUNDS SHARES ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The Advisor has undertaken to vote proxies with respect to each fund's underlying securities holdings and retains the final authority and responsibility for such voting. The Advisor retains outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance. If areas of concern are discovered, the issues are examined in detail by the Advisor and voted as determined to be in the best interest of the fund.

----------
(1) Annualized. The Fund commenced operations on July 1, 1992.

MASSACHUSETTS BUSINESS TRUST

The fund is a series of a "Massachusetts business trust." A copy of the First Amended and Restated Master Trust Agreement (the Declaration of Trust) for the Investment Company is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Investment Company are designed to make the Investment Company similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Investment Company provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Investment Company and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Investment Company shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Investment Company. However, upon payment of such liability, the shareholder will been entitled to reimbursement from the general assets of the Investment Company. The Trustees of the Investment Company intend to conduct the operations of the Investment Company in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Investment Company.

The Declaration of Trust further provides that the name of the Investment Company refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Investment Company, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Investment Company for any satisfaction of claims arising in connection with the affairs of the Investment Company. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Investment Company.

The Investment Company shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

                              FINANCIAL STATEMENTS

Audited financial statements will be available within 60 days following the end of the fund's then current fiscal year, which ends August 31. When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Long Term Debt Ratings.

          Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

          A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -    Leading market positions in well-established industries.

               -    High rates of return on funds employed.

               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

          F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

          F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

                            PART C: OTHER INFORMATION

Item 23.      Exhibits
              --------

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
1.            First Amended and Restated

              Master Trust Agreement                                                  Post-Effective Amendment #35 (12/29/95)
              (a)   Amendment No. 1                                                   Post-Effective Amendment #35 (12/29/95)
              (b)   Amendment No. 2                                                   Post-Effective Amendment #35 (12/29/95)
              (c)   Amendment No. 3                                                   Post-Effective Amendment #35 (12/29/95)
              (d)   Amendment No. 4                                                   Post-Effective Amendment #35 (12/29/95)
              (e)   Amendment No. 5                                                   Post-Effective Amendment #35 (12/29/95)
              (f)   Amendment No. 6                                                   Post-Effective Amendment #35 (12/29/95)
              (g)   Amendment No. 7                                                   Post-Effective Amendment #35 (12/29/95)
              (h)   Amendment No. 8                                                   Post-Effective Amendment #35 (12/29/95)
              (i)   Amendment No. 9                                                   Post-Effective Amendment #40 (4/10/97)
              (j)   Amendment No. 10                                                  Post-Effective Amendment #43 (2/4/98)
              (k)   Amendment No. 11                                                  Post-Effective Amendment #47 (9/1/98)
              (l)   Amendment No. 12                                                  Post-Effective Amendment #50 (3/15/99)
              (m)   Amendment No. 13                                                  Post-Effective Amendment #56 (5/31/00)
              (n)   Amendment No. 14                                                  Post-Effective Amendment #62 (8/1/01)
              (o)   Amendment No. 15                                                  Post-Effective Amendment #62 (8/1/01)
              (p)   Amendment No. 16                                                  Post-Effective Amendment #63 (10/1/01)
              (q)   Amendment No. 17                                                  Post-Effective Amendment #69 (12/27/02)
              (r)   Amendment No. 18                                                  Post-Effective Amendment #71 (5/2/03)
2.            Bylaws                                                                  Post-Effective Amendment #42 (12/24/97)

3.            Instruments Defining Rights of Security Holders                         None
4.            Deferred Compensation Plan                                              Post-Effective Amendment #50 (3/15/99)

5(a)          Investment Advisory Agreement                                           Post-Effective Amendment #35 (12/29/95)
(b)           Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Investment Advisory Agreement
(c)           Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Investment Advisory Agreement
(d)           Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Investment Advisory Agreement
(e)           Letter agreement incorporating the Emerging markets Fund                Post-Effective Amendment #35 (12/29/95)
              and the Prime Money Market Fund within the Investment
              Advisory Agreement
(f)           Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund within the Investment Advisory Agreement
(g)           Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Investment Advisory Agreement
(h)           Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds within the
              Investment Advisory Agreement
(i)           Letter agreement incorporating the SSgA Special,                        Post-Effective Amendment #45 (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Investment Advisory Agreement
(j)           Letter agreement incorporating the SSgA Aggressive                      Post-Effective Amendment #47 (9/1/98)
              Equity Fund within the Investment Advisory Agreement
(k)           Letter agreement incorporating the SSgA IAM SHARES Fund                 Post-Effective Amendment #51 (5/28/99)
              within the Investment Advisory Agreement
(l)           Letter agreement incorporating the SSgA Intermediate                    Post-Effective Amendment #56 (5/31/00)
              Municipal Bond Fund within the Investment Advisory Agreement
(m)           Investment Advisory Agreement with SSgA Funds Management, Inc.          Post-Effective Amendment #62 (8/1/01)
(n)           Amendment No. 1 to Investment Advisory Agreement                        Post-Effective Amendment #63 (10/1/01)
(o)           Investment Sub-Advisory Agreement Between SSgA Funds
              Management, Inc. and The Tuckerman Group LLC                            Post-Effective Amendment #63 (10/1/01)
(p)           Advisory Fee Waiver and Reimbursement Agreement                         Post-Effective Amendment #69 (12/27/02)

(q)           Letter agreement incorporating the SSgA Large Cap Value and             To be filed by Amendment
              Large Cap Growth Opportunities Funds within the Investment
              Advisors Agreement
(r)           Amendment No. 2 to Investment Advisory Agreeement                       Post-Effective Amendment #71 (5/2/03)

6.            Distribution Agreements

(a)           Distribution Agreement (Institutional Shares)                           Post-Effective Amendment #35 (12/29/95)
(a)(i)        Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Distribution Agreement
(a)(ii)       Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Distribution Agreement

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(a)(iii)      Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Distribution Agreement
(a)(iv)       Letter agreement incorporating the Emerging Markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds within the Distribution
              Agreement
(a)(v)        Letter agreement incorporating the Class A shares of the                Post-Effective Amendment #35 (12/29/95)
              Tax Free Money Market Fund within the Distribution Agreement
(a)(vi)       Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Distribution Agreement
(a)(vii)      Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds within the
              Distribution Agreement
(a)(viii)     Letter agreement incorporating the Special Small Cap,                   Post-Effective Amendment #45 (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Distribution Agreement
(a)(ix)       Letter agreement incorporating the SSgA Aggressive                      Post-Effective Amendment #47 (9/1/98)
              Equity Fund within the Distribution Agreement
(a)(x)        Letter agreement incorporating the SSgA IAM SHARES Fund                 Post-Effective Amendment #51 (5/28/99)
              within the Distribution Agreement
(a)(xi)       Letter agreement incorporating the SSgA Intermediate                    Post-Effective Amendment #56 (5/31/00)
              Municipal Bond Fund within the Distribution Agreement
(a)(xii)      Letter Agreement incorporating the SSgA MSCI EAFE Index Fund
              within the Distribution Agreement                                       Post-Effective Amendment #63 (10/1/01)
(b)           Distribution Agreement (regarding Class B Shares of the                 Post-Effective Amendment #42 (12/24/97)
              Money Market and US Government Money Market Funds)
(b)(i)        Letter agreement incorporating the Class B Shares of the                To be filed by amendment
              Tax Free Money Market Fund within the Distribution Agreement
(c)           Distribution Agreement (regarding Class C Shares of the                 Post-Effective Amendment #42 (12/24/97)
              Money Market and US Government Money Market Funds)
(c)(i)        Letter Agreement incorporating the Class C Shares of the                To be filed by amendment
              Tax Free Money Market Fund within the Distribution Agreement
(d)           Distribution Agreement with State Street Global Markets, LLC            Post-Effective Amendment #69 (12/27/02)
(d)(i)        Letter Agreement incorporating Large Cap Value Fund and Large           To be filed by Amendment
              Cap Growth Opportunities Fund into the Distribution Agreement
(d)(ii)       Addendum to Distribution Agreement (relating to Class R Shares)         To be filed by amendment

(d)(iii)      Addendum to Distribution Agreement (relating to Class T Shares)         To be filed by amendment

7.            Bonus, profit sharing, or pension plans                                 None

8.(a)         Custodian Contract                                                      Post-Effective Amendment #35 (12/29/95)
(b)           Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Fund into the Custodian Contract
(c)           Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds into the Custodian
              Contract
(d)           Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds into the Custodian Contract
(e)           Letter agreement incorporating the Emerging Markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds into the Custodian Contract
(f)           Fee Schedule, dated February 17, 1994, to Custodian                     Post-Effective Amendment #35 (12/29/95)
              Contract
(g)           Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund into the Custodian Contract
(h)           Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds into the
              Custodian Contract
(i)           Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds into the
              Custodian Contract
(j)           Letter agreement incorporating the Special,                             Post-Effective Amendment #45 (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds into the Custodian Contract

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(k)           Letter agreement incorporating the Aggressive Equity                    Post-Effective Amendment #47 (9/1/98)
              Fund into the Custodian Contract
(l)           Letter agreement incorporating the IAM SHARES Fund into                 Post-Effective Amendment #51 (5/28/99)
              the Custodian Contract
(m)           Letter agreement incorporating the Intermediate Municipal               Post-Effective Amendment #56 (5/31/00)
              Bond Fund into the Custodian Contract
(n)           Amendment to Custodian Contract to incorporate changes to               Post-Effective Amendment #62 (8/1/01)
              Rules 17f-5 and 17f-7
(o)           Letter Agreement incorporating the MSCI EAFE Index Fund                 Post-Effective Amendment #63 (10/1/01)
              into the Custodian Contract
(p)           Letter agreement incorporating the Large Cap Value Fund/Large           To be filed by Amendment
              Cap Growth Opportunities Fund into the Custodian Contract.
9(a)(i)       Transfer Agency and Service Agreement                                   Post-Effective Amendment #35 (12/29/95)
(a)(ii)       Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Transfer Agency and Service
              Agreement
(a)(iii)      Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Transfer Agency and Service Agreement
(a)(iv)       Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Transfer Agency and Service
              Agreement
(a)(v)        Letter agreement incorporating the Emerging markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds within the Transfer Agency and
              Service Agreement
(a)(vi)       Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund within the Transfer Agency and Service Agreement
(a)(vii)      Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Transfer Agency and Service Agreement
(a)(viii)     Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #41 (6/2/97)
              Growth, Balanced and Income and Growth Funds within the
              Transfer Agency and Service Agreement
(a)(ix)       Letter agreement incorporating the Special,                             Post-Effective Amendment #45  (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Transfer Agency and Service Agreement
(a)(x)        Letter agreement incorporating the Aggressive Equity                    Post-Effective Amendment #47 (9/1/98)
              Fund within the Transfer Agency and Service Agreement
(a)(xi)       Letter agreement incorporating the IAM SHARES Fund                      Post-Effective Amendment #51 (5/28/99)
              within the Transfer Agency and Service Agreement
(a)(xii)      Letter agreement incorporating the Intermediate Municipal               Post-Effective Amendment #56 (5/31/00)
              Bond Fund within the Transfer Agency and Service Agreement
(a)(xiii)     Letter Agreement incorporating the MSCI EAFE Index Fund                 Post-Effective Amendment #63 (10/1/01)
              within the Transfer Agency and Service Agreement
(a)(xiv)      Letter agreement incorporating the Large Cap Value Fund/Large           To be filed by Amendment
              Cap Growth Opportunities Fund into the transfer Agency and
              Service Agreement
(a)(xv)       Anti-Money Laundering Delegation Agreement to the                       Post-Effective Amendment #73 (6/26/03)
              Transfer Agency and Service Contract
(b)(i)        Administration Agreement                                                Post-Effective Amendment #35 (12/29/95)
(b)(ii)       Letter agreement incorporating the Yield Plus and Bond                  Post-Effective Amendment #35 (12/29/95)
              Market Funds within the Administration Agreement
(b)(iii)      Letter agreement incorporating the US Treasury Money                    Post-Effective Amendment #35 (12/29/95)
              Market and US Treasury Obligations Funds within the
              Administration Agreement
(b)(iv)       Letter agreement incorporating the Growth and Income and                Post-Effective Amendment #35 (12/29/95)
              Intermediate Funds within the Administration Agreement
(b)(v)        Letter agreement incorporating the Emerging Markets and                 Post-Effective Amendment #35 (12/29/95)
              Prime Money Market Funds within the Administration
              Agreement
(b)(vi)       Letter agreement incorporating the Tax Free Money Market                Post-Effective Amendment #35 (12/29/95)
              Fund within the Administration Agreement
(b)(vii)      Letter agreement incorporating the Small Cap, Active                    Post-Effective Amendment #35 (12/29/95)
              International and Real Estate Equity Funds within the
              Administration Agreement
(b)(viii)     Letter agreement incorporating the Life Solutions                       Post-Effective Amendment #35 (12/29/95)
              Growth, Balanced and Income and Growth Funds within the
              Administration Agreement
(b)(ix)       Amendment No. 4 to the Administration Agreement between                 Post-Effective Amendment #41 (6/2/97)
              Frank Russell Investment Management Company and SSgA
              Funds

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(b)(x)        Letter agreement incorporating the Special,                             Post-Effective Amendment #45  (4/28/98)
              International Growth Opportunities and High Yield Bond
              Funds within the Administration Agreement
(b)(xi)       Letter agreement incorporating the Aggressive Equity                    Post-Effective Amendment #47 (9/1/98)
              Fund within the Administration Agreement
(b)(xii)      Letter agreement incorporating the IAM SHARES Fund                      Post-Effective Amendment #51 (5/28/99)
              within the Administration Agreement
(b)(xiii)     Letter agreement incorporating the Intermediate Municipal               Post-Effective Amendment #56 (5/31/00)
              Bond Fund within the Administration Agreement
(b)(xiv)      Letter agreement incorporating the MSCI EAFE Index Fund                 Post-Effective Amendment #63 (10/1/01)
              within the Administration Agreement
(b)(xv)       Letter agreement incorporating the Large Cap Value                      To be filed by Amendment
              Fund/Large Cap Growth Opportunities Fund within the
              Administration Agreement
(b)(xvi)      Amendment No. 8 to Administration Agreement                             Post-Effective Amendment #71 (5/2/03)

10.           Other Material Contracts
              (a)   Master - Feeder Participation
                    Agreement - MSCI EAFE Index Fund                                  Post-Effective Amendment #66 (12/28/01)
              (b)   Master - Feeder Participation Agreement -
                    S&P 500 Index Fund                                                Post-Effective Amendment #66 (12/28/01)
              (c)   Licensing Agreement -
                    MSCI EAFE Index Fund                                              Post-Effective Amendment #66 (12/28/01)
              (d)   Multiple Class Plan Pursuant to Rule 18f-3                        To be filed by amendment

11.           Opinion of Counsel
(a)           Relating to The Seven Seas Series Money Market Fund                     Post-Effective Amendment #42 (12/24/97)
(b)           Relating to The Seven Seas Series US Government Money                   Post-Effective Amendment #42 (12/24/97)
              Market Fund
(c)           Relating to The Seven Seas Series S&P 500 Index, S&P                    Post-Effective Amendment #42 (12/24/97)
              Midcap Index, Matrix Equity, International European
              Index, International Pacific Index and Short Term
              Government Securities Funds
(d)           Relating to The Seven Seas Series Yield Plus and Bond                   Post-Effective Amendment #42 (12/24/97)
              Market Funds
(e)           Relating to The Seven Seas Series US Treasury Money                     Post-Effective Amendment #42 (12/24/97)
              Market and Treasury Obligations Funds
(f)           Relating to The Seven Seas Series Growth and Income and                 Post-Effective Amendment #42 (12/24/97)
              Intermediate Funds
(g)           Relating to The Seven Seas Series Emerging Markets and                  Post-Effective Amendment #42 (12/24/97)
              Prime Money Market Funds
(h)           Relating to Class A, Class B and Class C Shares of The                  Post-Effective Amendment #42 (12/24/97)
              Seven Seas Series Money Market and US Government Money
              Market Funds
(i)           Relating to Class A, Class B and Class C Shares of The                  Post-Effective Amendment #42 (12/24/97)
              Seven Seas Series Tax Free Money Market Funds
(j)           Relating to The Seven Seas Series Real Estate Equity Fund               Post-Effective Amendment #42 (12/24/97)
(k)           Relating to the SSgA Life Solutions Growth, Balanced and                Post-Effective Amendment #41 (6/2/97)
              Income and Growth Funds
(l)           Relating to the Special, International Growth                           Post-Effective Amendment #45  (4/28/98)
              Opportunities and High Yield Bond Funds
(m)           Relating to the Aggressive Equity Fund                                  Post-Effective Amendment #47 (9/1/98)
(n)           Relating to the IAM SHARES Fund                                         Post-Effective Amendment #51 (5/28/99)
(o)           Relating to the Intermediate Municipal Bond Fund                        Post-Effective Amendment #56 (5/31/00)
(p)           Relating to Large Cap Value Fund/Large Cap Growth Opportunities         Post-Effective Amendment #75 (7/11/03)
              Fund

12.           Other Opinions:  Consent of Independent Accountants                     Exhibit 12

13.           Financial Statements Omitted from Item 23                               None

14.           Letter of Investment Intent
(a)           The Seven Seas Series Money Market Fund                                 Post-Effective Amendment #42 (12/24/97)
(b)           The Seven Seas Series US Government Money Market Fund                   Post-Effective Amendment #42 (12/24/97)
(c)           The Seven Seas Series Government Securities, Index,                     Post-Effective Amendment #42 (12/24/97)
              Midcap Index, Matrix, European Index and Pacific Index
              Funds
(d)           The Seven Seas Series Yield Plus and Bond Market Funds                  Post-Effective Amendment #42 (12/24/97)
(e)           The Seven Seas Series US Treasury Money Market and                      Post-Effective Amendment #42 (12/24/97)
              Treasury Obligations Funds
(f)           The Seven Seas Series Growth and Income and Intermediate                Post-Effective Amendment #42 (12/24/97)
              Funds
(g)           The Seven Seas Series Emerging Markets and Prime Money                  Post-Effective Amendment #42 (12/24/97)
              Market Funds
(h)           Class B and C Shares of The Seven Seas Series Money                     Post-Effective Amendment #42 (12/24/97)
              Market and US Government Money Market Funds
(i)           The Seven Seas Series Tax Free Money Market Fund (Class                 Post-Effective Amendment #42 (12/24/97)
              A, B and C Shares)

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(j)           The Seven Seas Series Active International Fund                         Post-Effective Amendment #42 (12/24/97)
(k)           SSgA Life Solutions Growth, Balanced and Income and                     Post-Effective Amendment #41 (6/2/97)
              Growth Funds
(l)           SSgA Special, International Growth Opportunities and                    Post-Effective Amendment #45  (4/28/98)
              High Yield Bond Funds
(m)           SSgA Aggressive Equity Fund                                             Post-Effective Amendment #47 (9/1/98)
(n)           SSgA IAM SHARES Fund                                                    Post-Effective Amendment #51 (5/28/99)
(o)           SSgA Intermediate Municipal Bond Fund                                   Post-Effective Amendment #56 (5/31/00)
(p)           SSgA MSCI EAFE Index Fund                                               Post-Effective Amendment #63 (10/1/01)
(q)           Large Cap Value Fund/Large Cap Growth Opportunities Fund                To be filed by Amendment
(r)           Class R Shares                                                          To be filed by amendment
(s)           Class T Shares                                                          To be filed by amendment

15.           Prototype Retirement Plan                                               None

16.           Distribution Plans pursuant to Rule 12b-1
(a)           Plan of Distribution for the government Securities,                     Post-Effective Amendment #35 (12/29/95)
              Index, Midcap Index, Matrix, European Index and Pacific
              Index Funds as approved by the Board of Trustees
(a)(i)        Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Yield Plus and Bond Market Funds into the Plan
(a)(ii)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Money Market and US Government Money Market Funds into
              the Plan (Class A Shares)
(a)(iii)      Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              US Treasury Money Market and US Treasury Obligations
              Funds into the Plan
(a)(iv)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Growth and Income and Intermediate Funds into the Plan
(a)(v)        Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Emerging Markets and Prime Money Market Funds into the
              Plan
(a)(vi)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Class A Shares of the Tax Free Money Market Fund into
              the Plan
(a)(vii)      Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #35 (12/29/95)
              Small Cap, Active International and Real Estate Equity
              Funds into the Plan
(a)(viii)     Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #41 (6/2/97)
              Life Solutions Growth, Balanced and Income and Growth
              Funds into the Plan
(a)(ix)       Addendum to the Plan of Distribution incorporating the                  Post-Effective Amendment #45  (4/28/98)
              Special, International Growth Opportunities and High
              Yield Bond Funds into the Plan
(a)(x)        Addendum to Plan of Distribution incorporating the                      Post-Effective Amendment #47 (9/1/98)
              Aggressive Equity Fund in the Plan
(a)(xi)       Addendum to Plan of Distribution incorporating the IAM                  Post-Effective Amendment #51 (5/28/99)
              SHARES Fund into the Plan
(a)(xii)      Addendum to Plan of Distribution incorporating the                      Post-Effective Amendment #56 (5/31/00)
              Intermediate Municipal Bond Fund into the Plan
(a)(xiii)     Addendum to Plan of Distribution incorporating the                      Post-Effective Amendment #63 (10/1/01)
              MSCI EAFE Index Fund into the Plan
(b)           Plan of Distribution for the Money Market and US                        Post-Effective Amendment #42 (12/24/97)
              Government Money Market Funds (Class B Shares) as
              approved by the Board of Trustees
(b)(i)        Addendum to the Plan of Distribution incorporating the                  To be filed by amendment
              Class B Shares of the Tax Free Money Market Fund
(c)           Plan of Distribution for the Money Market and US                        Post-Effective Amendment #42 (12/24/97)
              Government Money Market Funds (Class C Shares) as
              approved by the Board of Trustees
(c)(i)        Addendum to the Plan of Distribution incorporating the                  To be filed by amendment
              Class C Shares of the Tax Free Money Market Fund
(d)           Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
              Funds and State Street Bank and Trust Company
(d)(i)        Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #39 (12/27/96)
              Funds and State Street Brokerage Services, Inc.
(d)(ii)       Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #39 (12/27/96)
              Funds and State Street Bank and Trust Company,
              Metropolitan Division of Commercial Banking Services

                                                                                            INCORPORATED BY REFERENCE
                                NAME OF EXHIBIT                                                  OR EXHIBIT NUMBER
(d)(iii)      Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
              Funds and State Street Bank and Trust Company Retirement
              Investment Services Division
(d)(iv)       Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #42 (12/24/97)
              Funds and State Street Solutions
(d)(v)        Shareholder Servicing Agreement, by and between SSgA                    Post-Effective Amendment #50 (3/15/99)
              Funds and Global Cash Management Division of State
              Street Bank and Trust Company
(d)(vi)       Shareholder Servicing Agreement, by and between SSgA
              Funds and State Street Bank and Trust Company High Net
              Worth Services Division                                                 Post-Effective Amendment #63 (10/1/01)
(d)(vii)      Assignment Agreement and Amendment No. 3 to
              Shareholder Servicing Agreement, by and between SSgA
              Funds and State Street Capital Markets LLC                              Post-Effective Amendment #63 (10/1/01)
(d)(viii)     Shareholder Servicing Agreement, by and between SSgA
              Funds and CitiStreet LLC                                                Post-Effective Amendment #63 (10/1/01)
(e)           Form of Agreement Pursuant to Rule 12b-1 Plan (relating                 To be filed by amendment
              to Class B Shares) as approved by the Board of Trustees
(f)           Form of Agreement Pursuant to Rule 12b-1 Plan (relating                 To be filed by amendment
              to Class C Shares) as approved by the Board of Trustees

(g)           Restated Rule 12b-1 Plan                                                Post-Effective Amendment #69 (12/27/02)
(g)(i)        Addendum to Plan of Distribution incorporating the Large                To be filed by Amendment
              Cap Value Fund/Large Cap Growth Opportunities Fund into the
              Plan

(h)           Class R Shares Rule 12b-1 Plan                                          To be filed by amendment

(i)           Class R Shares Addendum to Shareholder Servicing Agreement              To be filed by amendment

(j)           Class R Shares Addendum to Selected Broker Agreement                    To be filed by amendment

(k)           Class T Shares Rule 12b-1 Plan                                          To be filed by amendment

(l)           Class T Addendum to Shareholder Servicing Agreement                     To be filed by amendment

(m)           Class T Shares Addendum to Selected Broker Agreement                    To be filed by amendment

17.           Code of Ethics

              (a)   Relating to the Principal Underwriter                             Post-Effective Amendment #69 (12/27/02)

              (b)   Relating to the Investment Advisor                                Post-Effective Amendment #75 (7/11/03)
              (c)   Relating to the Registrant                                        Post-Effective Amendment #69 (12/27/02)
              (d)   Relating to Administrator                                         Post-Effective Amendment #75 (7/11/03)


Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------

          None


Item 25.  Indemnification
          ---------------

          Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant's First Amended and Restated Master Trust Agreement, which reads as follows:

"Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification."

          The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

          The Distribution Agreements relating to Class A, Class B and Class C Shares provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) ("Distributor") shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

          "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 26.  Business and Other Connections of Investment Adviser.
          -----------------------------------------------------

SSgA Funds Management, Inc., ("SFM") serves as investment advisor to the Registrant. SFM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SFM, State Street Bank and Trust Company ("State Street") and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:


     NAME                      CAPACITY WITH ADVISOR                         BUSINESS NAME AND ADDRESS
                                                                                  OTHER POSITIONS
Thomas P. Kelly              Treasurer                    One Lincoln Street, Boston, MA
                                                          Principal and Comptroller, State Street Global Advisors, a
                                                          division of State Street Bank and Trust Company, Boston, MA

Mark J. Duggan               Chief Legal Officer          One Lincoln Street, Boston, MA
                                                          Principal and Associate Counsel, State Street Global Advisors,
                                                          a division of State Street Bank and Trust Company, Boston, MA

Peter A. Ambrosini           Chief Compliance Officer     One Lincoln Street, Boston, MA
                                                          Senior Principal and Chief Compliance and Risk Management
                                                          Officer, State  Street Global Advisors, a division of State
                                                          Street Bank and Trust Company, Boston, MA; from 9/85 to 2/01,
                                                          Managing Director, PriceWaterhouseCoopers Regulatory
                                                          Consulting Group, 160 Federal Street, Boston, MA

Timothy Harbert              Director                     One Lincoln Street, Boston, MA
                                                          Executive Vice President, State Street Bank and Trust Company,
                                                          Boston, MA; Chairman and Chief Executive Officer, State Street
                                                          Global Advisors, a division of State Street Bank and Trust
                                                          Company, Boston, MA

Mitchell H. Shames           Director                     One Lincoln Street, Boston, MA
                                                          Senior Principal and Chief Counsel, State Street Global
                                                          Advisors, a division of State Street Bank and Trust Company,
                                                          Boston, MA

Agustin Fleites              President & Director         One Lincoln Street, Boston, MA
                                                          Senior Principal, State Street Global Advisors, a division of
                                                          State Street Bank and  Trust Company, Boston, MA; Senior
                                                          Principal, State Street Global Markets LLC, Boston, MA
                                                          Principal Executive Officer and Chief Executive Officer,
                                                          SSga Funds, Boston, MA

Item 27.  Principal Underwriters
          ----------------------

      (a) Investment companies (other than SSgA funds) for which SSGM acts as principal underwriter include the following exchange traded funds:

Dow Jones Global Titans Index Fund
Dow Jones U.S. Large Cap Growth Index Fund
Dow Jones U.S. Large Cap Value Index Fund
Dow Jones U.S. Small Cap Growth Index Fund
Dow Jones U.S. Small Cap Value Index Fund
Morgan Stanley Technology Index Fund
Morgan Stanley Internet Index Fund
Wilshire REIT Index Fund
FORTUNE 500 Index Fund

     (b) The directors and officers of Russell Fund Distributors, Inc., their principal business address, and positions and offices with the Registrant and Russell Fund Distributors, Inc. are set forth below:


 NAME AND PRINCIPAL        POSITION AND OFFICES WITH     POSITION WITH
  BUSINESS ADDRESS        STATE STREET GLOBAL MARKETS      SSgA FUNDS
F. Charles Hindmarsh         President and CEO            None
225 Franklin Street
Boston, MA  02110

Nicholas J. Bonn             Executive Vice President
225 Franklin Street          and CFO                      None
Boston, MA  02110

Mark R. Hansen               Chief Compliance Officer     None
225 Franklin Street
Boston, MA  02110

M. Bradley Jacobs            Chief Legal Counsel          None
225 Franklin Street
Boston, MA  02110

Dorothy Maturi               SROP and CROP                None
225 Franklin Street
Boston, MA  02110

Howard Fairweather           Director                     None
4 Parsons Street
Newburyport, MA
01950

Charles Kaye                 Director                     None
72 Foster Street
Littleton, MA  01460

Simon Wilson-Taylor          Director                     None
225 Franklin Street
Boston, MA  02110

Stanley Shelton              Chairman and Director        None
225 Franklin Street
Boston, MA  02110

Stefan Gavell                Director                     None
225 Franklin Street
Boston, MA  02110

Charles Cutrell              Director                     None
225 Franklin Street
Boston, MA  02110

Ralph Vitale                 Director                     None
225 Franklin Street
Boston, MA  02110

Timothy Harbert              Director                     Trustee
One Lincoln Street
Boston, MA  02111-2900



*Address of all individuals:  909 A Street, Tacoma, Washington 98402

     (c)  Not applicable

Item 28.  Location of Accounts and Records
          --------------------------------

          The Registrant's Administrator, Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's investment adviser, transfer agent, and custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and 1776 Heritage Drive, North Quincy, Massachusetts 02171.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Registrant, the SSgA Funds, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 76 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 31st day of July, 2003.


                              By:   /s/ Lynn L. Anderson
                                 ----------------------------------------
                                    Lynn L. Anderson, President and
                                    Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on July 31, 2003.


/s/ Lynn L. Anderson
---------------------------------     President and Chairman
Lynn L. Anderson                      of the Board

/s/ Agustin J. Fleites
---------------------------------     Chief Executive Officer and Principal
Agustin J. Fleites                    Executive Officer

/s/ Timothy B. Harbert
---------------------------------     Trustee
Timothy B. Harbert

/s/ Steven J. Mastrovich
---------------------------------     Trustee
Steven J. Mastrovich

/s/ William L. Marshall
---------------------------------     Trustee
William L. Marshall

/s/ Patrick J. Riley
---------------------------------     Trustee
Patrick J. Riley

/s/ Richard D. Shirk
---------------------------------     Trustee
Richard D. Shirk

/s/ Bruce D. Taber
---------------------------------     Trustee
Bruce D. Taber

/s/ Henry W. Todd
---------------------------------     Trustee
Henry W. Todd

/s/ Mark E. Swanson
---------------------------------     Trustee
Mark E. Swanson

                            Exhibit Index

Exhibit Number       Exhibit Name


12                   Consent of Independent Auditors